UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06652

Aberdeen Investment Funds

Exact name of registrant as specified in charter:

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Address of principal executive offices:

Ms. Andrea Melia

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Name and address of agent for service:

Registrant’s telephone number, including area code: 866-667-9231

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Reports to Shareholders.

Aberdeen Investment Funds

Annual Report

October 31, 2017

Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund II

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

Table of Contents

Market Review	Page 1
Aberdeen Select International Equity Fund	Page 2
Aberdeen Select International Equity Fund II	Page 8
Aberdeen Total Return Bond Fund	Page 14
Aberdeen Global High Income Fund	Page 28

Financial Statements	Page 38

Notes to Financial Statements	Page 52

Report of Independent Registered Public Accounting Firm	Page 73

Other Tax Information	Page 74

Shareholder Expense Examples	Page 75

Supplemental Information	Page 76

Management of the Funds	Page 80

Investors should carefully consider a fund’s investment objectives, risks, fees, and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, Aberdeen Total Return Bond Fund, and Aberdeen Global High Income Fund, (each a “Fund” and collectively the “Funds”) are distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23,1995. Registration with the Securities and Exchange Commission does not imply any certain level of skill or training.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for the Aberdeen Investment Funds is included in the Funds’ semi-annual and annual reports to shareholders. The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Funds make their most recent Forms N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the SEC’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 866-667-9231; and (ii) on the SEC’s website at www.sec.gov.

Market Review

It appeared that the 12-month period ended October 31, 2017 saw the waning of the populist movement and a move towards the center in the global political arena. Early in the period in November 2016, Republican Donald Trump unexpectedly won the U.S. presidential election, defeating his Democratic party opponent, former U.S. Senator and Secretary of State Hillary Clinton. Trump’s victory seemed to be a continuation of the populist political movement that led to the UK’s vote to leave the European Union (known as Brexit) in June 2016. However, there appeared to be a change in voters’ sentiment in the spring of 2017, as candidates campaigning on a populist platform in the Netherlands and France lost national elections to more politically moderate opponents. Incumbent Prime Minister Mark Rutte’s People’s Party for Freedom and Democracy (VVD) won significantly more seats in the Dutch Parliament than Geert Wilders’ far-right Party for Freedom (PPV) in the Netherlands’ election in March 2017. Independent centrist candidate Emmanuel Macron subsequently claimed victory in the final round of the French presidential election in early May 2017, by a nearly two-to-one margin over far-right candidate Marine Le Pen. In the U.S., President Trump encountered numerous political challenges and obstacles to the fulfillment of his campaign promises – most notably the ongoing investigation of several members of his administration into possible collusion with the Russian government during the presidential election of 2016.

On the geopolitical front, in September 2017, North Korean leader Kim Jong Un claimed that the nation conducted a successful underground detonation of a hydrogen bomb, which reached a magnitude of 6.3 on the Richter scale, according to the U.S. Geological Survey. The following week, North Korea fired another intermediate-range ballistic missile which passed over the island of Hokkaido in Japan and subsequently landed in the Pacific Ocean. The launch from Pyongyang, North Korea’s capital, occurred after the United Nations Security Council unanimously adopted new sanctions against the nation.

The Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, rose 23.4% for the 12-month period ended October 31, 2017. European large-cap stocks were the strongest performers among global developed markets, with the MSCI Europe Index up 27.0%. Shares of Asian and U.S. large-cap companies, as represented by the MSCI All Country (AC) Asia Pacific Index and the U.S. broader-market Standard & Poor’s (S&P) 500 Index, recorded corresponding gains of 23.7% and 23.6% over the period. Global emerging equity markets, as measured by the MSCI Emerging Markets Index, outperformed their developed-market counterparts, advancing 26.9% for the reporting period

Major U.S. equity indices moved sharply higher over the reporting period despite several periods of uncertainty surrounding the policies of the Trump administration. Most U.S. companies reported strong results and generally upbeat outlooks during the period. Corporate earnings generally were strong enough to support stocks across the market-capitalization ranges. U.S. small-cap stocks, as measured by the Russell 2000 Index, advanced 27.9% for the reporting period, outperforming the 23.6% and 21.1% returns of their large- and mid-cap counterparts, as measured by the S&P 500 Index and the Russell Midcap Index, respectively. Roughly 75% of S&P 500 Index companies posted better-than-expected earnings per share (EPS) for the third-quarter 2017 reporting season, while two-thirds exceeded consensus revenue estimates.2

Both European and UK stocks3 posted double-digit gains over the reporting period. In the Eurozone, the economic recovery, as well as investors’ positive views on the outcomes from elections in France and the Netherlands, strengthened the equity market. However, the rally was tempered by investors’ worries over rising secessionist fervor in the Catalonia region of Spain and its potential disruption to business operations. The UK market was hampered somewhat by Prime Minister Theresa May’s failed bid to secure a larger mandate from a snap election that resulted in a hung Parliament in June 2017.

The Asia-Pacific market also saw strong performance over the reporting period despite geopolitical tensions on the Korean peninsula and uncertainty regarding the prospect of major global central banks withdrawing monetary stimulus. China led the upturn in the region, buttressed by upbeat economic growth data, along with benchmark index provider MSCI’s decision to include A-shares4 in its influential indices and a sustained rise in Chinese internet stocks. Late in the reporting period, investors appeared to shrug off S&P’s downgrade of the country’s sovereign debt rating.5 Conversely, while Japanese equities rose sharply over the reporting period, they underperformed the overall Asia-Pacific region and their global developed-market counterparts due to investors’ concerns regarding external factors such as the volatile political environment in the U.S. and UK.

Emerging stock markets generally posted healthy gains for the reporting period. Within Latin America, Brazilian equities performed well despite a notable decline in May 2017, after President Michel Temer became implicated in a corruption scandal. Mexican stocks and the peso initially recovered from a post-U.S. election sell-off, but uncertainty over the fate of the North American Free Trade Agreement (NAFTA) and natural disasters capped gains towards the end of the reporting period. Economic growth in India slowed over the reporting period due to the lingering effects of the government’s demonetization,6 which it initiated in November 2016, while the Goods and Services Tax was implemented in July 2017.

Despite political risks in the U.S., Europe and the UK, global fixed-income markets garnered modestly positive returns over the reporting period amid an improving global economic backdrop. Investment-grade securities, as measured by the Bloomberg Barclays Global Aggregate Bond Index, returned 1.2% for the period. Global high-yield bonds outperformed their investment-grade counterparts by a wide margin, with the ICE Bank of America Merrill Lynch Global High Yield Constrained Index gaining 9.4% for the period. Global government bond yields moved higher after the U.S. presidential election in November 2016, but slowly reversed direction throughout most of 2017; the 10-year U.S. Treasury yield rose 54 basis points to 2.38% over the reporting period. Donald Trump’s win in the November 2016 U.S. presidential election fueled expectations of increased fiscal spending and rising inflation, which halted the global bond market rally at that time. Towards the end of the reporting period, bond yields rose again as major global central banks edged closer towards ending the era of accommodative monetary policy. Both the U.S. Federal Reserve (Fed) and European Central Bank decided to start tapering their quantitative-easing programs. G107 currencies were mostly stronger against the U.S. dollar, while those in emerging markets ended with mixed performance.

Outlook

We believe that generally good economic conditions should support global equity prices. Business sentiment in the U.S. is likely to be buoyed by prospects of lower corporate taxes, in our view. Banks in the Eurozone anticipate healthier demand for loans from both businesses and households. Supporting this environment are still-low interest rates, increased capital expenditures, a favorable housing market, relatively low unemployment and rising consumer confidence. In Japan, investor sentiment improved following Prime Minister Shinzo Abe’s election victory in October 2017, which strengthened his mandate to implement reforms. However, we think that economic growth may moderate in China, as the Chinese Communist Party appears to be prioritizing stability over aggressive growth targets. For emerging markets, we think that future growth may be helped by structural reforms and a rebound in commodity prices. Crude oil prices are recovering, bolstered by growing demand, supply cuts, and stabilizing shale oil production. In addition to these developments, stock-market volatility, as measured by the CBOE Volatility Index,8 is at historical lows. In our view, equities now appear expensive in the U.S. While we do not think that valuations leave much room for upside, we also see little reason for a significant correction outside some external shock – which obviously is not out of the question given political instability both domestically and abroad. We believe that there is scope for improved earnings in Europe, while operational performance in Asia has been improving. We are cognizant that the move by major global central banks to exit quantitative easing, the unresolved Brexit issue in the UK, rising trade protectionism and geopolitical risks could dent corporate earnings growth. However, we believe that our bottom-up investment approach positions our equity portfolios well in the current global market environment. We will remain diligent in monitoring company valuations, financial performance and governance against their growth prospects in an effort to hold investments that we believe can withstand future challenges.

In early November 2017, the Bank of England raised its benchmark interest rate for the first time in a decade and indicated the beginning of a gradual increase in borrowing costs, as monetary policymakers seek to prevent a sustained rise in inflation without choking economic recovery. Meanwhile, the Fed grew more vocal about reducing its balance sheet. While we feel that global bond markets have taken this news in stride, we will not be surprised if the sell-off gathers pace. We do not think that such moves to drain liquidity from the global financial system will go unnoticed as risks to the nascent global economic recovery persist. In credit markets, valuations look expensive, so we will narrow our search to investment-grade companies that we believe have strong balance sheets, healthy cash flows and good management.

Aberdeen Standard Investments

[1]	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]	Source: FactSet, “Earnings Insight,” November 2017.

[3]	The performance of UK stocks is measured by the MSCI United Kingdom Index.

[4]	A-shares are purchased and traded on the Shanghai and Shenzhen stock exchanges.

[5]

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

[6]

Demonetization comprises the act of stripping specific denominations of a currency unit of their status as legal tender. The currency denominations are pulled from circulation and are replaced with new currency units.

[7]

The G10 nations, which consult and cooperate on economic, monetary and financial matters, include Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK and the U.S.

[8]	The CBOE Volatility Index is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

2017 Annual Report	1

Aberdeen Select International Equity Fund (Unaudited)

The Aberdeen Select International Equity Fund (Institutional Class shares net of fees) returned 27.42% for the 12-month period ended October 31, 2017, versus 24.20% for its benchmark, the MSCI All Country (AC) World ex USA Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Large-Cap Growth Funds (comprising 64 funds), as measured by Lipper, Inc., was 22.37% for the period.

International equities posted gains for the 12-month period ended October 31, 2017, underpinned by upbeat economic data reports. Improving economic activity in the U.S. prompted the Federal Reserve to tighten monetary policy. Expectations of rising interest rates bolstered the performance of the U.S. banking sector, while reflationary trades triggered by President Donald Trump’s election waned amid increasing political turmoil within the White House. The economic recovery in the Eurozone, as well as positive outcomes from elections in France and the Netherlands, also strengthened the international equity markets, although they were roiled by rising secessionist fervor in the Catalonia region of Spain and its potential disruption to business operations. Equities in the UK weakened amid Prime Minister Theresa May’s failed bid to secure a larger mandate from a snap election that had resulted in a hung Parliament. Following China’s widely watched 19th National Party Congress1 in October 2017, the nation’s economy showed signs of softening with manufacturing activity falling, although it remained on track to reach its full-year growth target, which buoyed investor sentiment. Japanese businesses were bolstered by incumbent Prime Minister Shinzo Abe’s snap election victory in October 2017, and continued monetary stimulus. Elsewhere, Brent crude oil prices rose over the reporting period on the back of supply cuts by the Organization of the Petroleum Exporting Countries (OPEC), easing shale oil production in the U.S., and a bid to consolidate power by the crown prince in Saudi Arabia.

Among the Fund’s individual holdings, Japan Tobacco (JT) detracted from performance because investors were concerned that potentially higher excise taxes and regulations aimed at curbing tobacco consumption, along with novel nicotine products sold by competitors, could weigh on JT’s profits and market share. Nonetheless, the company remains the world’s third-largest cigarette company, with a track record of what we believe are sensible acquisitions and returning excess capital to shareholders. Shares of Mexican retailer and Coke bottler FEMSA declined during the period amid increased anxiety about the North American Free Trade Agreement (NAFTA), the impending elections, and a string of natural disasters disrupting operations. However, FEMSA’s fuel division posted improved profitability, and its balance sheet strengthened following the monetization2 of a portion of its stake in brewer Heineken (which the Fund does not hold). The Fund’s position in Japanese bicycle component maker Shimano weighed on performance after the company lowered its earnings forecast for the full 2017 fiscal year given rising raw material prices. Nevertheless, Shimano retains an established market share and, in our view, is the de facto industry standard for bicycle gears.

On the positive side, the Fund’s position in Samsung Electronics (SEC) performed well over the reporting period. The company generated sector-leading profit margins, supported by growing demand for its semiconductors, and investors appeared to take a favorable view of its growth prospects and earnings potential. In addition, we feel that its balance sheet and cash flow are solid, and its valuation remains attractive. SEC continues to invest in its business and improve shareholder returns through share buybacks and dividends. The Fund’s holding in Atlas Copco bolstered performance during the period as the manufacturer of compressors, vacuum solutions and air treatment systems delivered robust quarterly results that were driven by improved demand across its business, with order intake growing by a double-digit percentage. The Fund’s position in Prudential also contributed to performance as the UK-based diversified financial services company saw healthy growth in its Asian business and has benefited from rising global interest rates.

During the reporting period, we established a new position in Brazilian chemicals and fuel distribution company Ultrapar, as we believe that it is well managed and attractively valued, as well as HDFC Bank, a conservatively managed and well-financed lender that we believe has a solid position in a relatively underdeveloped banking market. We also initiated holdings in AMOREPACIFIC Corp., a fast-growing Korean skincare and cosmetics business with increasing exposure to China; Diageo, a global alcoholic beverage producer that we feel has scope for operational efficiencies and is generating healthy cash flows; securities and derivatives exchange operator Japan Exchange Group, as we believe that it has a good business model and conservative management, and delivers strong returns and solid cash flow; Ritchie Bros. Auctioneers, a U.S.-focused auction business with large market share and good cash-generation; and Sysmex, a market-leading Japanese diagnostic supplier, which, in our opinion, has attractive long-term opportunities for growth.

In contrast, we exited the Fund’s positions in City Developments as it had been trading at what we viewed as full valuation; engineering firm Weir Group, given its high valuation; and energy services company John Wood Group in view of its increased leverage following an acquisition.

The Fund’s receipt of payment of Article 63 European Union (EU) Tax Reclaims related to prior years (2005-2008), was a significant contributor to Fund performance during the reporting period. Prior to the reporting period, the Fund filed claims to recover these taxes withheld by foreign jurisdictions, but the tax reclaims were not booked as assets of the Fund at the time because the Fund’s success in obtaining return of the taxes withheld was uncertain. The receipt of these extraordinary payments increased the Fund’s performance during the period in a manner that may not recur in the future. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future. In the tax years for which the Fund filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that these Funds paid

1	The Chinese Communist Party sets its national policy goals and elects its leadership positions at the National Party Congress, which is held every five years.
2	Monetization comprises the conversion of an asset into money or legal tender.

2	Annual Report 2017

Aberdeen Select International Equity Fund (Unaudited) (concluded)

to foreign jurisdictions. The receipt by the Fund of the Article 63 EU Tax Reclaim payments will also result in tax liability to the relevant Fund to offset the tax benefits that shareholders received in the past. The precise amount of the tax is uncertain and subject to settlement negotiations with the U.S. Internal Revenue Service (IRS). An estimated tax amount was accrued during the period and detracted from the Fund’s performance. A final determination by the U.S. IRS that the actual tax payable exceeds the amount currently accrued may have a significantly negative impact on the Fund’s expenses, net asset value and performance.

We believe that generally good economic conditions should support equity prices. Business sentiment in the U.S. is likely to be buoyed by prospects of lower corporate taxes, in our view. Banks in the Eurozone anticipate healthier demand for loans from both businesses and households. Underpinning this trend are persistent low interest rates, increased capital expenditures, a favorable housing market, low unemployment and rising consumer confidence. However, in China, economic growth may moderate, as we feel that the Chinese Communist Party appears to be prioritizing stability over aggressive growth targets. Elsewhere, crude oil prices are recovering, underpinned by growing demand, supply cuts and stabilizing shale oil production. Nonetheless, we are cognizant that much uncertainty remains due to the move by major global central banks to exit quantitative easing, the unresolved Brexit issue in the UK, rising trade protectionism and persistent geopolitical risks – all of which could still dent earnings growth. However, we believe that our bottom-up approach to investing positions the Fund well, and we will remain diligent in monitoring valuations, financial performance and the governance of companies in relation to their growth prospects, aiming to hold investments that we feel can withstand future challenges.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Stocks issued by large cap companies subject the Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2017 Annual Report	3

Aberdeen Select International Equity Fund (Unaudited)

Average Annual Total Return* (For periods ended October 31, 2017)	1 Yr.	5 Yr.	10 Yr.
Class A	27.14%	5.75%	(2.41%	)
Institutional Class	27.42%	6.03%	(2.17%	)

*	Performance shown for periods after December 16, 2016 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years (2005-2008) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments increased the Fund’s performance for all periods that include December 2016 and February 2017 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. For Class A, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 20.27%, 4.58%, and -2.95%, respectively, for the 1-year, 5-year, and 10-year periods ended October 31, 2017. For Institutional Class, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 20.55%, 4.86%, and -2.71%, respectively, for the 1-year, 5-year, and 10-year periods ended October 31, 2017. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future. Please see the Fund’s prospectus dated February 28, 2017, as amended, May 17, 2017, for further information.

Performance of a $10,000 Investment (as of October 31, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select International Equity Fund, Morgan Stanley Capital International All Country World ex-USA Index (MSCI ACWI ex-USA Index), and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2017. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States (U.S.) and 24 Emerging Markets (EM) countries). With 1,858 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

4	Annual Report 2017

Aberdeen Select International Equity Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2017 (Unaudited)

Asset Allocation
Common Stocks	94.3%
Preferred Stocks	8.1%
Closed-End Funds	–%
Government Bonds	–%
Liabilities in Excess of Other Assets	(2.4%)
100.0%

Amounts listed as “–” are $0 or round to $0.

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	17.1%
Financials	15.4%
Health Care	13.9%
Industrials	12.4%
Information Technology	11.5%
Telecommunication Services	9.1%
Materials	7.5%
Consumer Discretionary	6.3%
Energy	5.2%
Real Estate	4.0%
Other	(2.4%)
100.0%

Top Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	4.0%
Roche Holding AG	3.4%
Shin-Etsu Chemical Co. Ltd.	3.2%
AIA Group Ltd.	3.1%
Novartis AG	3.0%
Samsung Electronics Co. Ltd., Preferred Shares	2.9%
Royal Dutch Shell PLC, B Shares	2.8%
Henkel AG & Co. KGaA, Preferred Shares	2.7%
Vodafone Group PLC	2.7%
Check Point Software Technologies Ltd.	2.7%
Other	69.5%
100.0%

Top Countries
United Kingdom	21.2%
Japan	16.0%
Switzerland	9.0%
Germany	8.9%
Hong Kong	7.7%
Republic of South Korea	4.8%
Canada	4.2%
Taiwan	4.0%
Brazil	3.6%
Singapore	3.3%
Other	17.3%
100.0%

2017 Annual Report	5

Statement of Investments

October 31, 2017

Aberdeen Select International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (94.3%)
AUSTRALIA (1.2%)
Health Care (1.2%)
CSL Ltd. (a)	23,100	$2,459,250
BRAZIL (1.1%)
Energy (1.1%)
Ultrapar Participacoes SA, ADR	98,000	2,341,220
CANADA (4.2%)
Industrials (1.0%)
Ritchie Bros Auctioneers, Inc.	75,300	2,111,739
Materials (1.6%)
Potash Corp. of Saskatchewan, Inc.	177,100	3,447,005
Telecommunication Services (1.6%)
TELUS Corp.	95,900	3,472,946
		9,031,690
FRANCE (1.7%)
Consumer Staples (1.7%)
L’Oreal SA (a)	15,800	3,516,502
GERMANY (6.2%)
Health Care (4.6%)
Bayer AG (a)	32,500	4,227,562
Fresenius Medical Care AG & Co. KGaA (a)	57,100	5,528,533
		9,756,095
Materials (1.6%)
Linde AG (b)	16,100	3,468,566
		13,224,661
HONG KONG (7.7%)
Financials (3.2%)
AIA Group Ltd. (a)	886,000	6,676,434
Industrials (3.6%)
Jardine Matheson Holdings Ltd. (a)	84,600	5,419,606
MTR Corp. Ltd. (a)	382,200	2,215,798
		7,635,404
Real Estate (0.9%)
Swire Pacific Ltd., Class A (a)	201,000	1,986,297
		16,298,135
INDIA (1.0%)
Financials (1.0%)
HDFC Bank Ltd., ADR	23,700	2,187,510
ISRAEL (2.6%)
Information Technology (2.6%)
Check Point Software Technologies Ltd. (b)	47,900	5,638,309
ITALY (1.3%)
Energy (1.3%)
Tenaris SA, ADR	102,900	2,804,025
JAPAN (16.0%)
Consumer Discretionary (1.1%)
Shimano, Inc. (a)	17,300	2,367,355
Consumer Staples (2.6%)
Japan Tobacco, Inc. (a)	166,100	5,497,939
Financials (1.6%)
Japan Exchange Group, Inc. (a)	183,500	3,308,221
Health Care (1.7%)
Sysmex Corp. (a)	51,800	3,545,177
Industrials (1.8%)
FANUC Corp. (a)	16,700	3,904,859
Information Technology (2.0%)
Keyence Corp. (a)	7,600	4,219,708
Materials (3.2%)
Shin-Etsu Chemical Co. Ltd. (a)	64,300	6,781,154
Real Estate (2.0%)
Daito Trust Construction Co. Ltd. (a)	24,900	4,353,375
		33,977,788
LATVIA (0.0%)
Financials (0.0%)
AS Parex Banka (b)(c)	1,424,182	–
MEXICO (2.4%)
Consumer Staples (2.4%)
Fomento Economico Mexicano SAB de CV, ADR	58,600	5,142,150
PHILIPPINES (1.1%)
Real Estate (1.1%)
Ayala Land, Inc. (a)	2,879,900	2,412,090
REPUBLIC OF SOUTH KOREA (1.9%)
Consumer Staples (1.9%)
Amorepacific Group (a)	30,900	3,962,512
SINGAPORE (3.3%)
Financials (1.2%)
Oversea-Chinese Banking Corp. Ltd. (a)	278,929	2,436,059
Telecommunication Services (2.1%)
Singapore Telecommunications Ltd. (a)	1,646,300	4,530,560
		6,966,619
SOUTH AFRICA (1.4%)
Telecommunication Services (1.4%)
MTN Group Ltd. (a)	340,700	2,958,335
SWEDEN (2.2%)
Industrials (2.2%)
Atlas Copco AB, A Shares (a)	105,500	4,626,327
SWITZERLAND (9.0%)
Consumer Staples (2.6%)
Nestle SA (a)	65,900	5,544,727

See accompanying Notes to Financial Statements.

6	Annual Report 2017

Statement of Investments (concluded)

October 31, 2017

Aberdeen Select International Equity Fund

	Shares or Principal Amount	Value
Health Care (6.4%)
Novartis AG (a)	78,000	$6,433,380
Roche Holding AG (a)	30,900	7,141,947
		13,575,327
		19,120,054
TAIWAN (4.0%)
Information Technology (4.0%)
Taiwan Semiconductor Manufacturing Co. Ltd.	1,058,000	8,524,478
THAILAND (2.2%)
Financials (2.2%)
Kasikornbank PCL (a)	682,500	4,684,667
UNITED KINGDOM (21.2%)
Consumer Discretionary (2.6%)
Whitbread PLC (a)	114,600	5,620,725
Consumer Staples (3.2%)
British American Tobacco PLC (a)	68,800	4,445,156
Diageo PLC (a)	70,100	2,393,832
		6,838,988
Energy (2.8%)
Royal Dutch Shell PLC, B Shares (a)	183,500	5,908,199
Financials (3.7%)
Prudential PLC (a)	190,400	4,673,437
Standard Chartered PLC (a)(b)	313,700	3,124,411
		7,797,848
Industrials (3.8%)
Experian PLC (a)	216,400	4,559,179
Rolls-Royce Holdings PLC (b)(c)	12,475,200	16,569
Rolls-Royce Holdings PLC (a)(b)	271,200	3,504,711
		8,080,459
Materials (1.1%)
BHP Billiton PLC (a)	129,900	2,351,922
Telecommunication Services (4.0%)
Inmarsat PLC (a)	338,200	2,789,647
Vodafone Group PLC (a)	1,996,300	5,710,093
		8,499,740
		45,097,881
UNITED STATES (2.6%)
Consumer Discretionary (2.6%)
Samsonite International SA (a)	1,315,400	5,500,267
VENEZUELA (0.0%)
Financials (0.0%)
Banco Venezolano de Credito SA (a)(b)(c)	156	–
Industrials (0.0%)
Cemex Venezuela SACA-I (a)(b)(c)	15,843,815	–
		–
Total Common Stocks		200,474,470
CLOSED-END FUNDS (0.0%)
RUSSIA (0.0%)
Financials (0.0%)
Renaissance Pre-IPO Fund (a)(b)(c)	92,634	–
Total Closed-End Funds		–
GOVERNMENT BONDS (0.0%)
VENEZUELA (0.0%)
Bonos de la Deuda Publica Nacional (VEF), 16.00%, 08/23/2018 (a)(b)(c)	49,500,000	–
Bonos de la Deuda Publica Nacional (VEF), 18.00%, 04/12/2018 (a)(b)(c)	20,000,000	–
		–
Total Government Bonds		–
PREFERRED STOCKS (8.1%)
BRAZIL (2.5%)
Financials (2.5%)
Banco Bradesco SA, ADR, Preferred Shares	500,710	5,292,504
GERMANY (2.7%)
Consumer Staples (2.7%)
Henkel AG & Co. KGaA, Preferred Shares (a)	41,100	5,771,110
REPUBLIC OF SOUTH KOREA (2.9%)
Information Technology (2.9%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	3,100	6,208,817
Total Preferred Stocks		17,272,431
Total Investments (Cost $240,535,109) (d)—102.4%		217,746,901

Liabilities in Excess of Other Assets—(2.4)%		(5,086,210)
Net Assets—100.0%		$212,660,691

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.01% of net assets as of October 31, 2017.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2017 Annual Report	7

Aberdeen Select International Equity Fund II (Unaudited)

The Aberdeen Select International Equity Fund II (Institutional Class shares net of fees) returned 24.32% for the 12-month period ended October 31, 2017, versus 24.20% for its benchmark, the MSCI All Country (AC) World ex USA Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Large-Cap Growth Funds (comprising 64 funds), as measured by Lipper, Inc., was 22.37% for the period.

International equities posted gains for the 12-month period ended October 31, 2017, underpinned by upbeat economic data reports. Improving economic activity in the U.S. prompted the Federal Reserve to tighten monetary policy. Expectations of rising interest rates bolstered the performance of the U.S. banking sector, while reflationary trades triggered by President Donald Trump’s election waned amid increasing political turmoil within the White House. The economic recovery in the Eurozone, as well as positive outcomes from elections in France and the Netherlands, also strengthened the international equity markets, although they were roiled by rising secessionist fervor in the Catalonia region of Spain and its potential disruption to business operations. Equities in the UK weakened amid Prime Minister Theresa May’s failed bid to secure a larger mandate from a snap election that had resulted in a hung Parliament. Following China’s widely watched 19th National Party Congress1 in October 2017, the nation’s economy showed signs of softening with manufacturing activity falling, although it remained on track to reach its full-year growth target, which buoyed investor sentiment. Japanese businesses were bolstered by incumbent Prime Minister Shinzo Abe’s snap election victory in October 2017, and continued monetary stimulus. Elsewhere, Brent crude oil prices rose over the reporting period on the back of supply cuts by the Organization of the Petroleum Exporting Countries (OPEC), easing shale oil production in the U.S., and a bid to consolidate power by the crown prince in Saudi Arabia.

Among the Fund’s individual holdings, Japan Tobacco (JT) detracted from performance because investors were concerned that potentially higher excise taxes and regulations aimed at curbing tobacco consumption, along with novel nicotine products sold by competitors, could weigh on JT’s profits and market share. Nonetheless, the company remains the world’s third-largest cigarette company, with a track record of what we believe are sensible acquisitions and returning excess capital to shareholders. Shares of Mexican retailer and Coke bottler FEMSA declined during the period amid increased anxiety about the North American Free Trade Agreement (NAFTA), the impending elections, and a string of natural disasters disrupting operations. However, FEMSA’s fuel division posted improved profitability, and its balance sheet strengthened following the monetization2 of a portion of its stake in brewer Heineken (which the Fund does not hold). The Fund’s position in Japanese bicycle component maker Shimano weighed on performance after the company lowered its earnings forecast for the full 2017 fiscal year given rising raw material prices. Nevertheless, Shimano retains an established market share and, in our view, is the de facto industry standard for bicycle gears.

On the positive side, the Fund’s position in Samsung Electronics (SEC) performed well over the reporting period. The company generated sector-leading profit margins, supported by growing demand for its semiconductors, and investors appeared to take a favorable view of its growth prospects and earnings potential. In addition, we feel that its balance sheet and cash flow are solid, and its valuation remains attractive. SEC continues to invest in its business and improve shareholder returns through share buybacks and dividends. The Fund’s holding in Atlas Copco bolstered performance during the period as the manufacturer of compressors, vacuum solutions and air treatment systems delivered robust quarterly results that were driven by improved demand across its business, with order intake growing by a double-digit percentage. The Fund’s position in Prudential also contributed to performance as the UK-based diversified financial services company saw healthy growth in its Asian business and has benefited from rising global interest rates.

During the reporting period, we established a new position in Brazilian chemicals and fuel distribution company Ultrapar, as we believe that it is well managed and attractively valued, as well as HDFC Bank, a conservatively managed and well-financed lender that we believe has a solid position in a relatively underdeveloped banking market. We also initiated holdings in AMOREPACIFIC Corp., a fast-growing Korean skincare and cosmetics business with increasing exposure to China; Diageo, a global alcoholic beverage producer that we feel has scope for operational efficiencies and is generating healthy cash flows; securities and derivatives exchange operator Japan Exchange Group, as we believe that it has a good business model and conservative management, and delivers strong returns and solid cash flow; Ritchie Bros. Auctioneers, a U.S.-focused auction business with large market share and good cash-generation; and Sysmex, a market-leading Japanese diagnostic supplier, which, in our opinion, has attractive long-term opportunities for growth.

In contrast, we exited the Fund’s positions in City Developments as it had been trading at what we viewed as full valuation; engineering firm Weir Group, given its high valuation; and energy services company John Wood Group in view of its increased leverage following an acquisition.

The Fund’s receipt of payment of Article 63 European Union (EU) Tax Reclaims related to prior years (2005-2008) was a significant contributor to Fund performance during the reporting period. Prior to the reporting period, the Fund filed claims to recover these taxes withheld by foreign jurisdictions, but the tax reclaims were not booked as assets of the Fund at the time because the Fund’s success in obtaining return of the taxes withheld was uncertain. The receipt of these extraordinary payments increased the Fund’s performance during the period in a manner that may not recur in the future. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future. In the tax years for which the Fund filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that these Funds paid

[1]	The Chinese Communist Party sets its national policy goals and elects its leadership positions at the National Party Congress, which is held every five years.
[2]	Monetization comprises the conversion of an asset into money or legal tender.

8	Annual Report 2017

Aberdeen Select International Equity Fund II (Unaudited) (concluded)

to foreign jurisdictions. The receipt by the Fund of the Article 63 EU Tax Reclaim payments will also result in tax liability to the relevant Fund to offset the tax benefits that shareholders received in the past. The precise amount of the tax is uncertain and subject to settlement negotiations with the U.S. Internal Revenue Service (IRS). An estimated tax amount was accrued during the period and detracted from the Fund’s performance. A final determination by the U.S. IRS that the actual tax payable exceeds the amount currently accrued may have a significantly negative impact on the Fund’s expenses, net asset value and performance.

We believe that generally good economic conditions should support equity prices. Business sentiment in the U.S. is likely to be buoyed by prospects of lower corporate taxes, in our view. Banks in the Eurozone anticipate healthier demand for loans from both businesses and households. Underpinning this trend are persistent low interest rates, increased capital expenditures, a favorable housing market, low unemployment and rising consumer confidence. However, in China, economic growth may moderate, as we feel that the Chinese Communist Party appears to be prioritizing stability over aggressive growth targets. Elsewhere, crude oil prices are recovering, underpinned by growing demand, supply cuts, and stabilizing shale oil production. Nonetheless, we are cognizant that much uncertainty remains due to the move by major global central banks to exit quantitative easing, the unresolved Brexit issue in the UK, rising trade protectionism and persistent geopolitical risks – all of which could still dent earnings growth. However, we believe that our bottom-up approach to investing positions the Fund well, and we will remain diligent in monitoring valuations, financial performance and the governance of companies in relation to their growth prospects, aiming to hold investments that we feel can withstand future challenges.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A Shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Stocks issued by large cap companies subject the Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2017 Annual Report	9

Aberdeen Select International Equity Fund II (Unaudited)

Average Annual Total Return* (For periods ended October 31, 2017)	1 Yr.	5 Yr.	10 Yr.
Class A	24.10%	5.30%	(1.71%	)
Institutional Class	24.32%	5.58%	(1.45%	)

*	Performance shown for periods after February 1, 2017 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years (2005-2009) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments increased the Fund’s performance for all periods that include February 2017 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. For Class A, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 20.03%, 4.60%, and -2.03%, respectively, for the 1-year, 5-year, and 10-year periods ended October 31, 2017. For Institutional Class, the average annual total return excluding the receipt of Article 63 EU Tax Reclaims was 20.24%, 4.88%, and -1.78%, respectively, for the 1-year, 5-year, and 10-year periods ended October 31, 2017. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future. Please see the Fund’s prospectus dated February, 28, 2017, as amended, May 17, 2017, for further information.

Performance of a $10,000 Investment (as of October 31, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select International Equity Fund II, Morgan Stanley Capital International All Country World ex-USA Index (MSCI ACWI ex-USA Index), and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2017. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States (U.S.) and 24 Emerging Markets (EM) countries). With 1,858 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

10	Annual Report 2017

Aberdeen Select International Equity Fund II (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2017 (Unaudited)

Asset Allocation
Common Stocks	91.6%
Preferred Stocks	7.9%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(1.6%)
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	16.4%
Financials	14.9%
Health Care	13.8%
Industrials	12.3%
Information Technology	11.4%
Telecommunication Services	8.8%
Materials	7.2%
Consumer Discretionary	5.9%
Energy	4.8%
Real Estate	4.0%
Other	0.5%
100.0%
Top Holdings*
Taiwan Semiconductor Manufacturing Co. Ltd.	4.0%
Roche Holding AG	3.3%
AIA Group Ltd.	3.1%
Shin-Etsu Chemical Co. Ltd.	3.0%
Novartis AG	3.0%
Samsung Electronics Co. Ltd., Preferred Shares	2.9%
Royal Dutch Shell PLC, B Shares	2.7%
Fresenius Medical Care AG & Co. KGaA	2.7%
Henkel AG & Co. KGaA, Preferred Shares	2.6%
Check Point Software Technologies Ltd.	2.6%
Other	70.1%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	20.4%
Japan	15.4%
Switzerland	8.9%
Germany	8.8%
Hong Kong	7.7%
Republic of South Korea	4.7%
United States	4.6%
Canada	4.2%
Taiwan	4.0%
Brazil	3.4%
Other	17.9%
100.0%

2017 Annual Report	11

Statement of Investments

October 31, 2017

Aberdeen Select International Equity Fund II

	Shares or Principal Amount	Value
COMMON STOCKS (91.6%)
AUSTRALIA (1.1%)
Health Care (1.1%)
CSL Ltd. (a)	9,300	$990,088
BRAZIL (1.0%)
Energy (1.0%)
Ultrapar Participacoes SA, ADR	40,600	969,934
CANADA (4.2%)
Industrials (1.0%)
Ritchie Bros Auctioneers, Inc.	35,300	989,965
Materials (1.6%)
Potash Corp. of Saskatchewan, Inc.	77,500	1,508,430
Telecommunication Services (1.6%)
TELUS Corp.	40,700	1,473,920
		3,972,315
FRANCE (1.6%)
Consumer Staples (1.6%)
L’Oreal SA (a)	6,800	1,513,431
GERMANY (6.2%)
Health Care (4.6%)
Bayer AG (a)	14,200	1,847,120
Fresenius Medical Care AG & Co. KGaA (a)	25,700	2,488,324
		4,335,444
Materials (1.6%)
Linde AG (b)	7,100	1,529,616
		5,865,060
HONG KONG (7.7%)
Financials (3.1%)
AIA Group Ltd. (a)	386,000	2,908,695
Industrials (3.6%)
Jardine Matheson Holdings Ltd. (a)	38,100	2,440,744
MTR Corp. Ltd. (a)	170,000	985,572
		3,426,316
Real Estate (1.0%)
Swire Pacific Ltd., Class A (a)	91,000	899,269
		7,234,280
INDIA (1.0%)
Financials (1.0%)
HDFC Bank Ltd., ADR	10,200	941,460
ISRAEL (2.6%)
Information Technology (2.6%)
Check Point Software Technologies Ltd. (b)	20,900	2,460,139
ITALY (1.1%)
Energy (1.1%)
Tenaris SA, ADR	38,200	1,040,950
JAPAN (15.4%)
Consumer Discretionary (1.1%)
Shimano, Inc. (a)	7,500	1,026,310
Consumer Staples (2.5%)
Japan Tobacco, Inc. (a)	70,500	2,333,562
Financials (1.5%)
Japan Exchange Group, Inc. (a)	80,800	1,456,699
Health Care (1.7%)
Sysmex Corp. (a)	22,900	1,567,269
Industrials (1.7%)
FANUC Corp. (a)	6,900	1,613,385
Information Technology (1.9%)
Keyence Corp. (a)	3,200	1,776,719
Materials (3.0%)
Shin-Etsu Chemical Co. Ltd. (a)	27,000	2,847,452
Real Estate (2.0%)
Daito Trust Construction Co. Ltd. (a)	10,700	1,870,727
		14,492,123
MEXICO (2.3%)
Consumer Staples (2.3%)
Fomento Economico Mexicano SAB de CV, ADR	24,400	2,141,100
PHILIPPINES (1.0%)
Real Estate (1.0%)
Ayala Land, Inc. (a)	1,162,500	973,664
REPUBLIC OF SOUTH KOREA (1.8%)
Consumer Staples (1.8%)
Amorepacific Group (a)	13,100	1,679,900
SINGAPORE (3.1%)
Financials (1.1%)
Oversea-Chinese Banking Corp. Ltd. (a)	117,262	1,024,121
Telecommunication Services (2.0%)
Singapore Telecommunications Ltd. (a)	670,800	1,846,018
		2,870,139
SOUTH AFRICA (1.3%)
Telecommunication Services (1.3%)
MTN Group Ltd. (a)	144,500	1,254,709
SWEDEN (2.2%)
Industrials (2.2%)
Atlas Copco AB, A Shares (a)	46,000	2,017,166
SWITZERLAND (8.9%)
Consumer Staples (2.5%)
Nestle SA (a)	28,600	2,406,361
Health Care (6.4%)
Novartis AG(a)	34,400	2,837,286
Roche Holding AG (a)	13,600	3,143,381
		5,980,667
		8,387,028

See accompanying Notes to Financial Statements.

12	Annual Report 2017

Statement of Investments (concluded)

October 31, 2017

Aberdeen Select International Equity Fund II

	Shares or Principal Amount	Value
TAIWAN (4.0%)
Information Technology (4.0%)
Taiwan Semiconductor Manufacturing Co. Ltd.	465,000	$3,746,581
THAILAND (2.2%)
Financials (2.2%)
Kasikornbank PCL (a)	301,200	2,067,431
UNITED KINGDOM (20.4%)
Consumer Discretionary (2.3%)
Whitbread PLC (a)	45,411	2,227,249
Consumer Staples (3.1%)
British American Tobacco PLC (a)	30,100	1,944,756
Diageo PLC (a)	29,100	993,730
		2,938,486
Energy (2.7%)
Royal Dutch Shell PLC, B Shares (a)	78,700	2,533,925
Financials (3.6%)
Prudential PLC (a)	81,400	1,997,993
Standard Chartered PLC (a)(b)	136,700	1,361,514
		3,359,507
Industrials (3.8%)
Experian PLC (a)	93,200	1,963,565
Rolls-Royce Holdings PLC (b)(c)	5,598,200	7,435
Rolls-Royce Holdings PLC (a)(b)	121,700	1,572,726
		3,543,726
Materials (1.0%)
BHP Billiton PLC (a)	51,300	928,819
Telecommunication Services (3.9%)
Inmarsat PLC (a)	145,000	1,196,034
Vodafone Group PLC (a)	855,100	2,445,876
		3,641,910
		19,173,622
UNITED STATES (2.5%)
Consumer Discretionary (2.5%)
Samsonite International SA (a)	559,900	2,341,189
Total Common Stocks		86,132,309
PREFERRED STOCKS (7.9%)
BRAZIL (2.4%)
Financials (2.4%)
Banco Bradesco SA, ADR, Preferred Shares	211,625	2,236,876
GERMANY (2.6%)
Consumer Staples (2.6%)
Henkel AG & Co. KGaA, Preferred Shares (a)	17,600	2,471,327
REPUBLIC OF SOUTH KOREA (2.9%)
Information Technology (2.9%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	1,360	2,723,868
Total Preferred Stocks		7,432,071
SHORT-TERM INVESTMENT (2.1%)
UNITED STATES (2.1%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.96% (d)	1,926,945	1,926,945
Total Short-Term Investment		1,926,945
Total Investments (Cost $92,500,418) (e)—101.6%		95,491,325

Liabilities in Excess of Other Assets—(1.6)%		(1,469,633)
Net Assets—100.0%		$94,021,692

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.01% of net assets as of October 31, 2017.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2017.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2017 Annual Report	13

Aberdeen Total Return Bond Fund (Unaudited)

The Aberdeen Total Return Bond Fund (Institutional Class shares net of fees) returned 1.58% for the 12-month period ended October 31, 2017, versus the 0.90% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Core Bond Funds (consisting of 197 funds) was 1.31% for the period.

The headline-grabbing theme over the reporting period was the diminished threat of populist politics amid significant “noise levels.” Donald Trump’s victory in the U.S. presidential election in November 2016 surprised the global financial markets. It created hopes and uncertainties in the U.S., concerns about trade wars, and intensified fears that European politicians similar to Trump would gain ground. In the months after the U.S. election, investors focused on the potential of higher business confidence and easier fiscal policy boosting economic growth, while they viewed protectionism largely as inflationary. However, the Trump administration encountered difficulties implementing a few policy initiatives amid the ongoing investigation of possible collusion between members of Trump’s election campaign and the Russian government, while the Republican majorities in both houses of Congress failed to pass healthcare reform. On the international front, anti-European Union (EU) politicians did not make many inroads, with the exception of Germany. Emmanuel Macron achieved an overwhelming majority in the French election in May 2017, while UK Prime Minister Theresa May’s Conservative party failed to maintain its majority in Parliament in the UK snap election in June.

Despite the volatile political environment, there were several developments that provided strong anchors for global fixed-income markets over the reporting period. First, the synchronized global economic growth trajectory continued, with recoveries in Europe and Japan repeatedly surprising to the upside, while China remained a robust economic engine, leading the developing world. The U.S. economy gained ground after a relatively weak start in 2017, as business investment increased, compensating for the moderation in consumer spending. Conversely, global inflation largely remained subdued, with the strong labor market in the U.S. failing to generate much wage pressure.

Secondly, global central banks started the process or discussion of less monetary policy accommodation. The U.S. Federal Reserve (Fed) raised its benchmark interest rate in three increments of 25 basis points (bps) in December 2016, and March and June 2017. Additionally, the central bank announced and commenced the reduction of its massive balance sheet. The Bank of Canada reversed emergency interest-rate cuts in quick steps based on the nation’s vibrant economy and labor market, together with a prediction of rising inflation. The Bank of England also announced its intention to reduce monetary easing that was implemented after the Brexit vote in June 2016. Nonetheless, the progress and talk of monetary policy normalization was not accompanied by tightening of financial conditions in the U.S. and, in our opinion, was well managed in the rest of the world. The lack of inflation pressure allowed most global central banks to take a path of very gradual reduction of stimuli, which calmed investors.

A reflation theme initially dominated the markets after the U.S. presidential election early in the reporting period, resulting in increases in U.S. yields and strength in the U.S. dollar, as well as the outperformance of U.S. assets, global developed-market equities and commodities. Consequently, global markets reacted to relatively disappointing U.S. policy and economic growth data in absolute and relative terms by selling the U.S. dollar while buying global risk assets and U.S. bonds. Many emerging economies benefited from the uptrend in global growth and trade propelled by easy financing. Over the reporting period, financial markets in emerging economies recorded strong performance after experiencing some significant stress immediately following the U.S. presidential election. High-yield bonds delivered the highest returns among global fixed-income asset classes, with credit spreads in the sector tightening 139 bps over the 12-month reporting period; investment-grade spreads narrowed by 37 bps. The mortgage-backed securities (MBS) market lost ground on higher volatility and anticipated increased supply of new issues before June 2017, when strong demand led to a recovery in the sector. Conversely, U.S. Treasuries posted slightly negative returns over the reporting period, with the two- to ten-year yield curve flattening persistently after the initial sharp steepening.

The Fund’s investments in its Core U.S. market segment1 generated all of the Fund’s outperformance relative to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the reporting period. Sector allocation and security selection each produced roughly 50 bps of alpha2 over the period Additionally, a one-time accounting adjustment3 slightly detracted from performance. Regarding sector allocation, the largest contributor to Fund performance was the underweight allocation relative to its benchmark to agency MBS in favor of non-agency MBS. Overweight positions in corporate and taxable municipal bonds comprised nearly half of the gains from overall sector allocation. The overweight position in commercial mortgage-backed securities (CMBS) and Treasury Inflation-Protected Securities (TIPS) also benefited Fund performance, offsetting the drag from holdings in asset-backed securities (ABS) and the cash position. Security selection in the corporate sector contributed to Fund performance, augmented by positive security selection in all sectors except taxable municipal bonds.

[1]

The Fund’s investment universe includes six global fixed-income market segments: Core (U.S. investment-grade fixed income); Major (Eurozone, Japan and the UK, among others); Satellites (including, but not limited to Canada, Hong Kong and Switzerland); Convergence (Czech Republic, Hungary and Poland, among others); Commodity (including, but not limited to, Australia, Chile and Russia); and Low Correlation (Brazil, China and Mexico, among others).

[2]	Alpha is a measure of performance that takes the volatility of a mutual fund and compares its risk-adjusted performance to a benchmark index.
[3]

There was a $0.02 per share reduction in the daily net asset value from February 17 to February 21, 2017. In addition to reflecting normal market movements and Fund performance, this reduction reflected an accounting adjustment related to a change in the Fund’s valuation procedures, which now align with the valuation procedures across Aberdeen’s fund range.

14	Annual Report 2017

Aberdeen Total Return Bond Fund (Unaudited) (continued)

As a result of the Fund’s flexibility to invest overseas, performance benefited from a large underweight allocation to U.S. Treasuries for the period. We shifted the portfolio’s duration4 overseas, cushioning the Fund’s performance when U.S. interest rates did not rise as much as we had expected. Despite a slight lag in bonds from commodity countries versus their U.S. counterparts, the Fund’s global duration budgeting contributed significantly to the outperformance relative to the benchmark, as the portfolio’s yield- curve positioning also had a modestly positive impact. Our expectation of a stronger U.S. dollar did not materialize, significantly hindering Fund performance over the period. Our cross-currency hedge5 with major currencies, along with the long Mexican peso exposure ahead of the U.S. presidential election, were significant detractors from Fund performance.

We had positioned the Fund with a significant underweight allocation to agency MBS relative to the benchmark Bloomberg Barclays U.S. Aggregate Bond Index in the first half of 2017, which contributed to performance. We reduced the underweight in June as we judged that some risk premium6 was priced into the market. In the interim, the Fund’s investments in the non-U.S. agency sector not only benefited from the improvement of housing credits but also took advantage of the mispricing of different capital structures.7 In the corporate sector, we favored the long end of the credit curve to the intermediate segment, and the ensuing flattening of the curve was a major contributor to alpha for the reporting period. We also focused on companies for which management teams were taking aggressive actions to shield their balance sheets through equity issuance and significant asset sales. We reduced the Fund’s exposure to Canadian government bonds as the Canadian economy strengthened. The Bank of Canada tightened monetary policy in an unexpected manner that we believed was misguided. We increased the position only when Canadian bond yields rose rapidly in July and September 2017.

We employed derivatives over the reporting period, including U.S. Treasury futures and puts8 on U.S. Treasury futures, in an effort to manage the Fund’s overall yield-curve and interest-rate exposure, and protect the Fund from sharply rising yields. We utilized foreign exchange forwards9 in an effort to gain exposure to foreign markets efficiently and to hedge currency risks from sovereign bond holdings. Our use of futures and puts bolstered the Fund’s performance in global interest-rate allocation and yield-curve positioning. The derivatives positions did not have a significant impact on Fund performance for the reporting period.

In our view, global synchronized growth will likely continue, with momentum accelerating in the U.S. but moderating overseas. U.S. economic data continue to suggest that the economy is growing steadily and operating near full capacity. We believe that a slow rise in inflation is the most likely scenario as the labor market continues to tighten while some transitory factors fade. Despite acknowledging softness in inflation, the Fed appears to be comforted by easing financial conditions. The U.S. central bank set a rather high hurdle for a change of course in the process of unwinding its gargantuan balance sheet. The inflation trajectory and composition of the Federal Open Market Committee will determine the pace of interest-rate hikes, in our opinion. Therefore, our central case is that U.S. rates will rise gradually in 2018. We feel that the size and timing of fiscal stimuli from the administration of President Donald Trump and the Congressional Republicans through tax cuts as well as infrastructure and defense spending will determine when and how much of a boost the U.S. economy will get in its late cycle. This could add upside risks to growth in the U.S. as well as Fed policy-making in the near term. It could also increase the current small odds that inflation will rise faster in 2018 when the economy does not need the stimuli. We think that an aggressive response from the Fed would potentially hasten the end of current economic cycle. Agile management and risk control in U.S. fixed income is essential when both rates and risk premium are nearing historical lows, in our view.

We believe that European economic growth should remain robust. The European Central Bank may consider less expansionary monetary policy in light of this stronger economic growth and higher inflation expectations, though it has shown concern about the rising euro. We think that political risk in the Eurozone may rise again, dominated by Brexit, Catalonia’s quest for independence from Spain, the structure of Germany’s coalition, and the forthcoming Italian presidential election in May 2018. Data from Japan has improved as the externally generated economy has started to show signs of driving an increase in domestic demand. However, inflation remains well below 1%, so we think that the Bank of Japan (BoJ) most likely will continue to purchase a flexible quantity of Japanese government bonds. However, in our opinion, the BoJ is the central bank to watch as the need for “yield-curve control”10 will diminish if Prime Minister Shinzo Abe can implement more structural reform. We feel that growth and policy divergence or convergence in the Fund’s major segment markets can offer alternative opportunities to investors relative to U.S. fixed-income securities.

We believe that the largest imbalance in the world financial system is in China. Commodity-driven economies are sensitive to China’s economic growth prospects; consequently, their assets and currencies benefited over the reporting period. Those countries’ bond markets

[4]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
[5]	Cross-currency hedges are used to reduce the risk exposure associated with exchange-rate fluctuations.
[6]	A risk premium is the return in excess of the risk-free rate of return an investment is expected to yield.
[7]

The capital structure is the composition of a company’s capital in terms of equity (common and preferred stock), debt (including bonds and loans) and hybrid securities (i.e., convertible debt and preferred shares).

[8]	A put provides an option to sell assets at an agreed price on or before a particular date.
[9]	A foreign exchange forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.
[10]

Under yield-curve control, the Bank of Japan is maintaining the 10-year Japanese government bond yield at 0% in an effort to help manage the bond’s yield and to steepen the yield curve between short-term issues–which currently offer negative yields–and long-term bonds.

2017 Annual Report	15

Aberdeen Total Return Bond Fund (Unaudited) (concluded)

may be bolstered by investors’ disappointment in Chinese infrastructural spending. With the momentum in credit growth significantly easing, robust growth in China will be hard to sustain without further stimuli, in our opinion. In Australia, we do not believe that there is sufficient momentum in growth or inflation to push the Reserve Bank of Australia to tighten policy in the near term. Growth in New Zealand supports a reduction in monetary stimuli if political uncertainty subsides. With inflation losing upward momentum and amid this political uncertainty, we believe that the Reserve Bank of New Zealand should be able to wait longer to raise interest rates. Therefore, we think that these markets offer relatively safe yields for the Fund.

We think that synchronized global economic growth, benign global financial conditions, lower macroeconomic vulnerability, and stability in commodity prices can continue to provide support for emerging markets. However, we feel that China’s policy changes, movement in growth differential, inflation dynamics and direction of the U.S. dollar may change investor flows. We remain focused on countries that we believe have improving domestic policies and stable-to-improving balances of payments, as well as those countries that have managed to implement structural improvements.

While we continue to favor U.S. corporate credit from a fundamental standpoint, we have become more concerned with valuations, which are at historically high levels on a risk-adjusted basis. Therefore, we recently reduced the Fund’s risk position in U.S. investment-grade corporate bonds. We remain watchful in sectors where we see heightened mergers-and-acquisitions risk such as media, telecommunications and healthcare. Conversely, we are finding what we believe are good opportunities in the financial sector, which would be the biggest beneficiary of higher interest rates and less regulatory burden.

U.S. securitized products continue to offer diverse opportunities, in our judgment, with the credit environment supportive for non-agency MBS and high-quality ABS. We maintain the Fund’s underweight allocation to agency MBS as quantitative easing has kept market volatility 20-30% lower,11 which we think is likely to increase and push MBS spreads wider as the Fed’s balance sheet shrinks. Rising income and saving trends, along with rising home values created by consistently tight supply, have resulted in a strong credit environment for non-agency MBS and consumer ABS. The lack of credit availability to relatively younger borrowers with shorter credit histories and less secure employment has led to strong performance in the rental housing sector as well. Despite these tailwinds, delinquencies in the auto loan market recently have trended upward, and losses could begin to rise if used-car valuations decline significantly. High levels of student loan debt have reduced credit availability for younger people, and their lack of participation in the housing market remains a drag on U.S. economic growth.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware which include those associated with fixed income securities, as well as increased susceptibility to adverse economic developments.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

[11]	Source: Bloomberg, November 2017.

16	Annual Report 2017

Aberdeen Total Return Bond Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2017)	1 Yr.	5 Yr.	10 Yr.
Class A	1.29%	1.84%	4.24%
Institutional Class	1.58%	2.10%	4.50%

Performance of a $10,000 Investment (as of October 31, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Total Return Bond Fund, Bloomberg Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2017. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The Bloomberg Barclays U.S. Aggregate Bond Index (the “U.S. Aggregate”) is a broad-based flagship benchmark that measures the investment grade, U.S. Dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, U.S. Aggregate eligible securities also contribute to the multi-currency Bloomberg Barclays Global Aggregate Bond Index and the Bloomberg Barclays U.S. Universal Index, which includes high yield and emerging markets debt.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

2017 Annual Report	17

Aberdeen Total Return Bond Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2017 (Unaudited)

Asset Allocation
Corporate Bonds	26.3%
U.S. Agencies	15.3%
Asset-Backed Securities	12.7%
U.S. Treasuries	12.7%
Commercial Mortgage-Backed Securities	11.1%
Non-Agency Mortgage-Backed Securities	8.3%
Government Bonds	4.4%
Municipal Bonds	4.2%
Short-Term Investment	3.0%
Agency Mortgage-Backed Securities	1.5%
Other Assets in Excess of Liabilities	0.5%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	9.2%
Electric Utilities	2.8%
Media	1.9%
Oil, Gas & Consumable Fuels	1.4%
Supranational	1.3%
Internet	1.2%
Auto Manufacturers	1.2%
Diversified Financial Services	1.2%
Beverages	1.1%
Insurance	0.7%
Other	78.0%
100.0%

Top Holdings*
U.S. Treasury Note 08/15/2027	3.1%
U.S. Treasury Bond 05/15/2038	2.0%
Canada Housing Trust No 1 12/15/2022	1.9%
U.S. Treasury Bond 05/15/2047	1.3%
U.S. Treasury Note 03/31/2024	1.2%
International Finance Corp. 05/20/2020	1.0%
Treasury Inflation Protected Security 02/15/2047	1.0%
Government National Mortgage Association 11/01/2047	1.0%
Treasury Inflation Protected Security 04/15/2022	1.0%
U.S. Treasury Bond 11/15/2046	1.0%
Other	85.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	85.8%
Canada	4.6%
Supranational	3.8%
Switzerland	1.2%
Sweden	1.1%
United Kingdom	0.7%
Netherlands	0.7%
Belgium	0.4%
Germany	0.4%
Other	0.5%
Other	0.8%
100.0%

18	Annual Report 2017

Statement of Investments

October 31, 2017

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (12.7%)
CANADA (0.5%)
Golden Credit Card Trust, Series 2017-4A, Class A, 1-month LIBOR + 0.520%, (USD), 1.76%, 07/15/2024 (a)(b)	$1,508,000	$1,514,100
UNITED STATES (12.2%)
Ally Auto Receivables Trust, Series 2016-2, Class A3, (USD), 1.35%, 05/15/2020	974,876	973,173
American Express Credit Account Master Trust
Series 2014-1, Class A, (USD), 1-month LIBOR + 0.370%, 1.61%, 12/15/2021 (a)	2,627,000	2,639,559
Series 2017-1, Class A, (USD), 1.93%, 09/15/2022	1,502,000	1,501,376
Series 2017-6, Class A, (USD), 2.04%, 05/15/2023	1,192,000	1,193,379
BMW Vehicle Lease Trust
Series 2015-2, Class A3 (USD), 1.40%, 09/20/2018	427,121	427,092
Series 2016-2, Class A3, (USD), 1.43%, 09/20/2019	758,000	756,119
Capital One Multi-Asset Execution Trust,
Series 2017-A5, Class A, 1-month LIBOR + 0.580%, (USD), 1.82%, 07/15/2027 (a)	1,789,000	1,794,861
Chase Issuance Trust
Series 2013-A9, Class A, (USD), 1-month LIBOR + 0.420%, 1.66%, 11/16/2020 (a)	2,243,000	2,251,848
Series 2016-A5, Class A5, (USD), 1.27%, 07/15/2021	1,356,000	1,346,584
Citibank Credit Card Issuance Trust
Series 2013-A4, Class A4, (USD), 1-month LIBOR + 0.420%, 1.66%, 07/24/2020 (a)	895,000	897,460
Series 2014-A1, Class A1 (USD), 2.88%, 01/23/2023	1,324,000	1,358,348
CNH Equipment Trust
Series 2015-B, Class A4, (USD), 1.89%, 04/15/2022	1,660,000	1,660,459
Series 2017-A, Class A3, (USD), 2.07%, 05/16/2022	1,195,000	1,197,248
Discover Card Execution Note Trust
Series 2014-A1, Class A1, (USD), 1-month LIBOR + 0.430%, 1.67%, 07/15/2021 (a)	2,243,000	2,253,093
Series 2016-A4, Class A4, (USD), 1.39%, 03/15/2022	1,805,000	1,788,705
Series 2017-A2, Class A2 (USD), 2.39%, 07/15/2024	818,000	823,844
Ford Credit Auto Lease Trust, Series 2017-B, Class A4 (USD), 2.17%, 02/15/2021	371,000	370,953
Ford Credit Auto Owner Trust, Series 2017-2, Class A (USD), 2.36%, 03/15/2029 (b)	1,478,000	1,469,535
Ford Credit Floorplan Master Owner Trust, Series 2017-1, Class A1 (USD), 2.07%, 05/15/2022	1,012,000	1,011,886
GM Financial Automobile Leasing Trust, Series 2016-3, Class A3, (USD), 1.61%, 12/20/2019	861,000	859,398
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, (USD), 2.73%, 03/25/2021 (b)	1,139,000	1,137,868
Honda Auto Receivables Owner Trust
Series 2016-3, Class A2, (USD), 1.01%, 10/18/2018	462,129	461,898
Series 2016-4, Class A2, (USD), 1.04%, 04/18/2019	1,139,014	1,137,371
John Deere Owner Trust, Series 2017-B, Class A3, (USD), 1.82%, 10/15/2021	1,490,000	1,486,652
Mercedes-Benz Auto Lease Trust, Series 2016-B, Class A3, (USD), 1.35%, 08/15/2019	1,535,000	1,532,476
SLM Student Loan Trust
Series 2011-1, Class A1, (USD), 1-month USD LIBOR + 0.520%, 1.76%, 03/25/2026 (a)	349,453	350,388
Series 2011-2, Class A1, (USD), 1-month USD LIBOR + 0.600%, 1.84%, 11/25/2027 (a)	775,462	780,693
Series 2013-2, Class A, (USD), 1-month USD LIBOR + 0.450%, 1.69%, 09/25/2043 (a)	572,286	572,923
Synchrony Credit Card Master Note Trust
Series 2015-1, Class A, (USD), 2.37%, 03/15/2023	1,140,000	1,149,592
Series 2016-1, Class A (USD), 2.04%, 03/15/2022	1,558,000	1,562,188
Toyota Auto Receivables Owner Trust, Series 2016-D, Class A2A, (USD), 1.06%, 05/15/2019	715,759	714,922
Volvo Financial Equipment LLC, Series 2016-1A, Class A3 (USD), 1.67%, 02/18/2020 (b)	1,080,000	1,079,725
		38,541,616
Total Asset-Backed Securities		40,055,716
COMMERCIAL MORTGAGE-BACKED SECURITIES (11.1%)
UNITED STATES (11.1%)
Agate Bay Mortgage Trust, Series 2014-3, Class B2, (USD), 3.83%, 11/25/2044 (a)(b)	737,518	753,226
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class AS (USD), 3.79%, 09/15/2050 (a)	1,508,000	1,556,392
Commercial Mortgage Trust
Series 2014-TWC, Class B, (USD), 1-month LIBOR + 1.600%, 2.84%, 02/13/2032 (a)(b)	1,050,000	1,054,267
Series 2015-DC1, Class ASB (USD), 3.14%, 02/10/2048	1,030,000	1,053,936
CSMC Trust, Series 2014-WIN2, Class B1, (USD), 4.00%, 10/25/2044 (a)(b)	1,401,200	1,464,171
FDIC Guaranteed Notes Trust, Series 2010-C1, Class A (USD), 2.98%, 12/06/2020 (b)	884,457	885,034
Federal Home Loan Mortgage Corp., Series 2017-DNA3, Class M1, (USD), 1-month USD LIBOR + 0.750%, 1.99%, 03/25/2030 (a)	1,104,630	1,108,393
Federal National Mortgage Association, Series 2017-C06, Class 2M1, 1-month USD LIBOR + 0.750%, (USD), 1.99%, 02/25/2030 (a)	1,410,101	1,412,912
Flagstar Mortgage Trust, Series 2017-2, Class B2, (USD), 4.16%, 10/25/2047 (a)(b)	1,063,000	1,073,008

See accompanying Notes to Financial Statements.

2017 Annual Report	19

Statement of Investments (continued)

October 31, 2017

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
FREMF Mortgage Trust
Series 2012-K21, Class C, (USD), 3.94%, 07/25/2045 (a)(b)	$1,086,583	$1,086,223
Series 2012-K23, Class C, (USD), 3.66%, 10/25/2045 (a)(b)	461,000	461,069
GS Mortgage Securites Corp. Trust
Series 2017-GPTX, Class A (USD), 2.86%, 05/10/2034 (b)	925,714	925,759
Series 2017-GPTX, Class C (USD), 3.30%, 05/10/2034 (b)	1,165,000	1,162,134
GS Mortgage Securities Corp. II, Series 2017-375H, Class B, (USD), 3.48%, 09/10/2037 (a)(b)	1,213,000	1,199,772
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class B, (USD), 3.31%, 06/05/2031 (b)	1,483,000	1,499,485
GSCCRE Commercial Mortgage Trust, Series 2015-HULA, Class B, 1-month LIBOR + 2.300%, (USD), 3.54%, 08/15/2032 (a)(b)	1,370,000	1,374,292
Hilton USA Trust, Series 2016-SFP, Class C, (USD), 4.12%, 11/05/2035 (b)	1,379,000	1,400,670
JP Morgan Mortgage Trust
Series 2016-5, Class A1 (USD), 2.61%, 12/25/2046 (a)(b)	834,287	835,565
Series 2017-1, Class A3, (USD), 3.50%, 01/25/2047 (a)(b)	690,606	704,040
Series 2017-2, Class A5, (USD), 3.50%, 05/25/2047 (a)(b)	1,223,125	1,246,918
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class AS, (USD), 3.74%, 07/15/2050	980,800	1,008,870
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class AS (USD), 3.86%, 11/15/2052	1,115,625	1,150,399
Morgan Stanley Capital I Trust, Series 2012-C4, Class A4 (USD), 3.24%, 03/15/2045	1,564,000	1,611,576
Sequoia Mortgage Trust
Series 2013-11, Class B3, (USD), 3.67%, 09/25/2043 (a)(b)	667,616	679,078
Series 2017-1, Class B2, (USD), 3.64%, 02/25/2047 (a)(b)	688,101	675,838
Series 2017-CH1, Class A13, (USD), 4.00%, 10/25/2047 (a)(b)	625,833	637,452
SFAVE Commercial Mortgage Securities Trust
Series 2015-5AVE, Class B (USD), 4.39%, 01/05/2043 (a)(b)	620,000	603,444
Series 2015-5AVE, Class C (USD), 4.39%, 01/05/2043 (a)(b)	960,000	842,412
Shellpoint Co-Originator Trust, Series 2016-1, Class 1A10 (USD), 3.50%, 11/25/2046 (a)(b)	851,493	865,928
Wells Fargo Commercial Mortgage Trust
Series 2015-C29, Class ASB (USD), 3.40%, 06/15/2048	1,220,000	1,265,784
Series 2015-LC22, Class ASB (USD), 3.57%, 09/15/2058	1,300,000	1,360,590
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class AS, (USD), 3.24%, 12/15/2045	1,556,000	1,578,014
WinWater Mortgage Loan Trust, Series 2015-2, Class B3, (USD), 3.91%, 02/20/2045 (a)(b)	633,701	636,868
		35,173,519
Total Commercial Mortgage-Backed Securities		35,173,519
NON-AGENCY MORTGAGE-BACKED SECURITIES (8.3%)
UNITED STATES (8.3%)
Agate Bay Mortgage Trust, Series 2016-3, Class A5 (USD), 3.50%, 08/25/2046 (a)(b)	911,421	928,011
Alternative Loan Trust, Series 2004-28CB, Class 3A1 (USD), 6.00%, 01/25/2035	670,274	663,096
CHL Mortgage Pass-Through Trust, Series 2005-21, Class A2 (USD), 5.50%, 10/25/2035	486,903	474,953
Citigroup Mortgage Loan Trust
Series 2005-11, Class A3 (USD), 1-year CMT + 2.400%, 3.71%, 11/25/2035 (a)	595,335	594,573
Series 2014-A, Class A (USD), 4.00%, 01/25/2035 (a)(b)	430,148	447,746
Series 2015-PS1, Class A1 (USD), 3.75%, 09/25/2042 (a)(b)	725,959	739,429
Credit Suisse Mortgage Capital Trust
Series 2013-7, Class A11 (USD), 3.50%, 08/25/2043 (a)(b)	1,009,317	1,029,390
Series 2013-7, Class A2 (USD), 3.00%, 08/25/2043 (a)(b)	814,777	816,005
EverBank Mortgage Loan Trust, Series 2013-2, Class A (USD), 3.00%, 06/25/2043 (a)(b)	727,207	724,332
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A6 (USD), 5.25%, 07/25/2035	610,111	632,929
IndyMac INDA Mortgage Loan Trust, Series 2005-AR2, Class 3A1 (USD), 3.43%, 01/25/2036 (a)	592,180	552,442
JP Morgan Mortgage Trust
Series 15-6, Class A13 (USD), 3.50%, 10/25/2045 (a)(b)	961,795	966,905
Series 16-1, Class A13 (USD), 3.50%, 05/25/2046 (a)(b)	753,592	759,923
Series 2005-A4, Class 3A1 (USD), 3.32%, 07/25/2035 (a)	437,495	444,261
Series 2005-A5, Class 2A2 (USD), 3.72%, 08/25/2035 (a)	850,476	860,985
Series 2006-S1, Class 2A6 (USD), 6.00%, 04/25/2036	673,853	694,555
Series 2013-1, Class 1A2 (USD), 3.00%, 03/25/2043 (a)(b)	548,124	547,718
Series 2013-1, Class B1 (USD), 3.49%, 03/25/2043 (a)(b)	945,179	967,988
Series 2014-IVR3, Class 3A1 (USD), 2.80%, 09/25/2044 (a)(b)	557,073	556,361
Series 2014-IVR6, Class AM (USD), 2.83%, 07/25/2044 (a)(b)	506,138	504,807
Merrill Lynch Mortgage Investors Trust, Series 2007-3, Class 2A2 (USD), 3.71%, 09/25/2037 (a)	766,780	754,479
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 1A, 1-month LIBOR + 0.560%, (USD), 1.80%, 12/08/2020 (a)	790,951	793,862

See accompanying Notes to Financial Statements.

20	Annual Report 2017

Statement of Investments (continued)

October 31, 2017

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
New Residential Mortgage Loan Trust
Series 2014-2A, Class A3 (USD), 3.75%, 05/25/2054 (a)(b)	$774,354	$789,371
Series 2017-1A, Class A1, (USD), 4.00%, 02/25/2057 (a)(b)	1,442,914	1,494,627
Series 2017-2A, Class A3, (USD), 4.00%, 03/25/2057 (a)(b)	1,062,906	1,101,255
PHH Mortgage Trust, Series 2008-CIM1, Class 21A1 (USD), 6.00%, 05/25/2038	973,834	1,013,114
Sequoia Mortgage Trust
Series 2013-4, Class A2 (USD), 2.50%, 04/25/2043 (a)	467,433	455,564
Series 2013-5, Class A1 (USD), 2.50%, 05/25/2043 (a)(b)	905,821	879,142
Series 2013-6, Class A1 (USD), 2.50%, 05/25/2043 (a)	605,959	590,598
Series 2017-1, Class A4 (USD), 3.50%, 02/25/2047 (a)(b)	1,111,899	1,134,224
Structured Asset Securities Corp., Series 2004-18H, Class A5 (USD), 4.75%, 10/25/2034	1,021,654	1,046,678
Thornburg Mortgage Securities Trust
Series 2007-4, Class 2A1 (USD), 3.16%, 09/25/2037 (a)	641,494	638,512
Series 2007-4, Class 3A1 (USD), 3.27%, 09/25/2037 (a)	94,225	94,884
WaMu Mortgage Pass Through Certificates, Series 2005-AR7, Class A3 (USD), 3.22%, 08/25/2035 (a)	766,455	770,734
Wells Fargo Mortgage Backed Securities Trust
Series 2006-10, Class A4 (USD), 6.00%, 08/25/2036	612,870	612,082
Series 2006-19, Class A4 (USD), 5.25%, 12/26/2036	201,740	201,344
		26,276,879
Total Non-Agency Mortgage-Backed Securities		26,276,879
CORPORATE BONDS (26.3%)
BELGIUM (0.4%)
Beverages (0.4%)
Anheuser-Busch InBev Finance, Inc. (USD), 4.90%, 02/01/2046	1,180,000	1,327,040
CANADA (2.2%)
Commercial Banks (1.7%)
Canadian Imperial Bank of Commerce (USD), 2.10%, 10/05/2020	2,089,000	2,083,168
Royal Bank of Canada (USD), 2.15%, 10/26/2020	1,187,000	1,186,404
Toronto-Dominion Bank (The) (USD), 1.90%, 10/24/2019	2,220,000	2,217,989
		5,487,561
Diversified Financial Services (0.5%)
Federation des Caisses Desjardins du Quebec (USD), 2.25%, 10/30/2020 (b)	1,480,000	1,481,811
		6,969,372
CHILE (0.4%)
Electric Utilities (0.4%)
Celeo Redes Operacion Chile SA (USD), 5.20%, 06/22/2047 (b)(c)	1,238,000	1,259,665
GERMANY (0.4%)
Commercial Banks (0.4%)
KfW (AUD), 6.00%, 08/20/2020 (d)	1,500,000	1,263,762
NETHERLANDS (0.7%)
Electric Utilities (0.7%)
Enel Finance International NV (USD), 3.63%, 05/25/2027 (b)	2,200,000	2,198,514
SPAIN (0.4%)
Commercial Banks (0.4%)
Banco Santander SA (USD), 3.50%, 04/11/2022	1,200,000	1,229,599
SUPRANATIONAL (1.3%)
Supranational (1.3%)
International Bank for Reconstruction & Development
(NZD), 4.63%, 02/26/2019	3,140,000	2,214,077
Series GDIF (AUD), 3.50%, 04/29/2019	2,423,000	1,896,318
		4,110,395
SWEDEN (1.1%)
Commercial Banks (1.1%)
Skandinaviska Enskilda Banken AB (USD), 2.63%, 03/15/2021	1,938,000	1,959,015
Svenska Handelsbanken AB (USD), 2.45%, 03/30/2021	1,477,000	1,485,492
		3,444,507
SWITZERLAND (1.2%)
Commercial Banks (0.7%)
UBS Group Funding Switzerland AG (USD), 2.86%, 08/15/2023 (b)	2,357,000	2,353,700
Metals & Mining (0.5%)
Glencore Funding LLC (USD), 4.00%, 04/16/2025 (b)	1,380,000	1,409,394
		3,763,094
UNITED KINGDOM (0.7%)
Commercial Banks (0.7%)
Santander UK Group Holdings PLC (USD), 3.57%, 01/10/2023	2,160,000	2,205,482
UNITED STATES (17.5%)
Aerospace & Defense (0.5%)
United Technologies Corp. (USD), 3.75%, 11/01/2046	1,640,000	1,599,196
Auto Manufacturers (1.2%)
Ford Holdings LLC (USD), 9.30%, 03/01/2030	1,790,000	2,526,238
General Motors Co. (USD), 5.00%, 04/01/2035	1,220,000	1,262,924
		3,789,162

See accompanying Notes to Financial Statements.

2017 Annual Report	21

Statement of Investments (continued)

October 31, 2017

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
Beverages (0.7%)
Diageo Investment Corp. (USD), 7.45%, 04/15/2035	$1,493,000	$2,176,276
Chemicals (0.1%)
Sherwin-Williams Co. (USD), 1.35%, 12/15/2017	260,000	259,976
Commercial Banks (4.2%)
Bank of America Corp. (USD), 3.82%, 01/20/2028	1,400,000	1,441,498
Citibank NA (USD), 1.85%, 09/18/2019	2,980,000	2,974,637
Citizens Financial Group, Inc. (USD), 5.16%, 06/29/2023	1,540,000	1,566,410
Goldman Sachs Group, Inc. (USD), 5.95%, 01/18/2018	285,000	287,608
Goldman Sachs Group, Inc. (The) (USD), 4.25%, 10/21/2025	1,100,000	1,147,650
JPMorgan Chase & Co. (USD), 4.35%, 08/15/2021	1,940,000	2,073,412
Morgan Stanley (USD), 3.59%, 07/22/2028	1,480,000	1,489,783
Wells Fargo & Co. (USD), 4.10%, 06/03/2026	2,100,000	2,186,305
		13,167,303
Diversified Financial Services (0.7%)
American Express Co. (USD), 2.20%, 10/30/2020	1,249,000	1,245,506
KKR Group Finance Co. III LLC (USD), 5.13%, 06/01/2044 (b)	930,000	1,016,468
		2,261,974
Diversified Telecommunication Services (0.4%)
AT&T, Inc. (USD), 4.75%, 05/15/2046	1,270,000	1,197,960
Electric Utilities (1.7%)
Entergy Corp. (USD), 2.95%, 09/01/2026	738,000	716,150
Entergy Gulf States Louisiana LLC (USD), 6.00%, 05/01/2018	730,000	745,381
Nevada Power Co., Series N (USD), 6.65%, 04/01/2036	1,709,000	2,335,640
Southern Power Co., Series F (USD), 4.95%, 12/15/2046	1,630,000	1,748,804
		5,545,975
Energy Equipment & Services (0.7%)
Plains All American Pipeline LP / PAA Finance Corp. (USD), 3.60%, 11/01/2024	1,080,000	1,059,895
Sunoco Logistics Partners Operations LP (USD), 4.00%, 10/01/2027	1,021,000	1,015,559
		2,075,454
Healthcare Providers & Services (0.6%)
Quest Diagnostics, Inc. (USD), 3.45%, 06/01/2026	1,890,000	1,896,337
Insurance (0.7%)
American International Group, Inc. (USD), 6.25%, 05/01/2036	1,030,000	1,314,490
Brighthouse Financial, Inc. (USD), 3.70%, 06/22/2027 (b)	970,000	954,326
		2,268,816
Internet (1.2%)
Amazon.com, Inc. (USD), 4.05%, 08/22/2047 (b)	980,000	1,005,478
eBay, Inc. (USD), 2.75%, 01/30/2023	2,820,000	2,820,826
		3,826,304
Media (1.9%)
Comcast Corp. (USD), 4.00%, 11/01/2049 (b)	2,415,000	2,404,618
Time Warner Cos., Inc.
(USD), 7.57%, 02/01/2024	2,060,000	2,540,112
(USD), 6.95%, 01/15/2028	890,000	1,106,706
		6,051,436
Oil, Gas & Consumable Fuels (1.4%)
Chevron Corp. (USD), 1.37%, 03/02/2018	1,360,000	1,359,793
Exxon Mobil Corp. (USD), 1.31%, 03/06/2018	540,000	539,851
HollyFrontier Corp. (USD), 5.88%, 04/01/2026	1,423,000	1,579,404
Marathon Oil Corp. (USD), 5.20%, 06/01/2045	950,000	988,186
		4,467,234
Semiconductors (0.6%)
Broadcom Corp. / Broadcom Cayman Finance Ltd. (USD), 3.00%, 01/15/2022 (b)	1,832,000	1,857,393
Software (0.5%)
Electronic Arts, Inc. (USD), 3.70%, 03/01/2021	1,462,000	1,518,856
Transportation (0.4%)
FedEx Corp. (USD), 4.55%, 04/01/2046	1,150,000	1,224,638
		55,184,290
Total Corporate Bonds		82,955,720
MUNICIPAL BONDS (4.2%)
UNITED STATES (4.2%)
California (2.2%)
Los Angeles Unified School District General Obligation Unlimited Bonds (USD), 6.76%, 07/01/2034	1,720,000	2,398,505
Regents of the University of California Medical Center Pooled Revenue
Series H (USD), 6.55%, 05/15/2048	1,850,000	2,560,992
Series F (USD), 6.58%, 05/15/2049	350,000	480,928
University of California Revenue Bonds (USD), 4.06%, 05/15/2033	1,560,000	1,632,119
		7,072,544
CONNECTICUT (0.6%)
State of Connecticut General Obligation Unlimited Bonds (USD), 5.09%, 10/01/2030	1,615,000	1,781,991
MASSACHUSETTS (0.4%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series E (USD), 4.20%, 12/01/2021	1,200,000	1,263,576

See accompanying Notes to Financial Statements.

22	Annual Report 2017

Statement of Investments (continued)

October 31, 2017

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
NEW YORK (0.3%)
New York City Transitional Finance Authority Revenue Bonds (Build America Bonds) (USD), 5.77%, 08/01/2036	$760,000	$939,352
PENNSYLVANIA (0.7%)
Pennsylvania State General Obligation Unlimited Bonds (Build America Bonds)
Series B (USD), 4.65%, 02/15/2026	1,050,000	1,149,740
(USD), 5.35%, 05/01/2030	1,100,000	1,172,611
		2,322,351
		13,379,814
Total Municipal Bonds		13,379,814
GOVERNMENT BONDS (4.4%)
CANADA (1.9%)
Canada Housing Trust No 1 (CAD), 2.40%, 12/15/2022 (b)(d)	7,880,000	5,928,006
SUPRANATIONAL (2.5%)
International Bank for Reconstruction & Development
(NZD), 3.50%, 01/22/2021	3,445,000	2,418,514
(NZD), 3.38%, 01/25/2022	3,256,000	2,274,185
International Finance Corp. (NZD), 3.63%, 05/20/2020	4,642,000	3,263,958
		7,956,657
Total Government Bonds		13,884,663
U.S. AGENCIES (15.3%)
UNITED STATES (15.3%)
Federal Home Loan Mortgage Corp.
(USD), 2.50%, 11/01/2031	1,687,183	1,695,913
(USD), 3.00%, 02/01/2032	1,896,863	1,948,494
(USD), 5.00%, 10/01/2041	900,391	982,189
(USD), 4.00%, 03/01/2042	1,311,451	1,386,275
(USD), 4.50%, 07/01/2042	2,704,748	2,895,522
(USD), 3.00%, 02/01/2043	656,462	660,948
(USD), 3.50%, 02/01/2044	2,443,040	2,523,826
(USD), 12-month USD LIBOR + 1.623%, 3.08%, 02/01/2045 (a)	1,145,164	1,170,292
(USD), 4.00%, 02/01/2046	1,512,086	1,587,165
(USD), 3.50%, 03/01/2046	993,693	1,022,220
(USD), 3.50%, 05/01/2046	1,423,610	1,464,479
(USD), 4.00%, 06/01/2046	1,169,682	1,227,760
(USD), 4.00%, 03/01/2047	999,511	1,050,747
(USD), 4.50%, 04/01/2047	1,291,915	1,380,077
Federal National Mortgage Association
(USD), 3.00%, 01/01/2030	1,993,364	2,046,881
(USD), 3.50%, 08/01/2031	1,166,519	1,213,550
(USD), 2.50%, 01/01/2032	1,226,204	1,232,526
(USD), 4.00%, 06/01/2043	875,741	921,830
(USD), 4.00%, 11/01/2043	1,031,682	1,084,853
(USD), 4.50%, 03/01/2044	597,935	640,231
(USD), 12-month USD LIBOR + 1.600%, 3.07%, 01/01/2045 (a)	1,508,147	1,548,602
(USD), 3.50%, 06/01/2045	948,481	981,319
(USD), 3.50%, 07/01/2045	1,413,452	1,459,513
(USD), 3.50%, 06/01/2046	2,921,368	3,014,096
(USD), 4.00%, 07/01/2046	1,339,698	1,406,701
(USD), 4.50%, 09/01/2046	1,001,496	1,084,436
(USD), 3.00%, 11/01/2046	1,330,148	1,331,652
(USD), 4.50%, 01/01/2047	1,090,473	1,166,206
(USD), 4.00%, 02/01/2047	1,346,095	1,414,310
(USD), 4.00%, 03/01/2047	1,195,097	1,255,813
(USD), 12-month USD LIBOR + 1.602%, 2.90%, 06/01/2047 (a)	1,229,945	1,255,130
(USD), 4.50%, 07/01/2047	1,009,832	1,079,954
Government National Mortgage Association (USD), 3.00%, 11/01/2047	3,149,935	3,187,217
		48,320,727
Total U.S. Agencies		48,320,727
U.S. TREASURIES (12.7%)
UNITED STATES (12.7%)
Treasury Inflation Protected Security
(USD), 0.13%, 04/15/2022 (e)	3,179,799	3,174,830
(USD), 0.88%, 02/15/2047 (c)(e)	3,248,806	3,206,879
U.S. Treasury Bond
(USD), 4.50%, 05/15/2038	5,020,000	6,462,269
(USD), 2.88%, 11/15/2046	3,135,500	3,135,500
(USD), 3.00%, 02/15/2047	1,579,200	1,618,742
(USD), 3.00%, 05/15/2047	4,067,900	4,170,074
U.S. Treasury Note
(USD), 1.38%, 09/30/2019	3,098,900	3,086,553
(USD), 1.63%, 08/31/2022	977,000	959,979
(USD), 1.88%, 09/30/2022	1,037,100	1,030,334
(USD), 2.13%, 03/31/2024	3,656,100	3,642,961
(USD), 2.25%, 08/15/2027	9,817,100	9,708,959
		40,197,080
Total U.S. Treasuries		40,197,080
AGENCY MORTGAGE-BACKED SECURITIES (1.5%)
UNITED STATES (1.5%)
Structured Agency Credit Risk
Series 2015-DNA1, Class M2, (USD), 1-month USD LIBOR + 1.850%, 3.09%, 10/25/2027 (a)	1,330,000	1,360,743
Series 2016-DNA3, Class M2, (USD), 1-month USD LIBOR + 2.000%, 3.24%, 12/25/2028 (a)	1,402,000	1,430,977
Series 2016-HQA2, Class M2, (USD), 1-month USD LIBOR + 2.250%, 3.49%, 11/25/2028 (a)	1,718,000	1,767,260
		4,558,980
Total Agency Mortgage-Backed Securities		4,558,980

See accompanying Notes to Financial Statements.

2017 Annual Report	23

Statement of Investments (continued)

October 31, 2017

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value (US$)
SHORT-TERM INVESTMENT (3.0%)
UNITED STATES (3.0%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.96% (f)	$9,387,606	$9,387,606
Total Short-Term Investment		9,387,606
Total Investments (Cost $312,997,568) (g)—99.5%		314,190,704

Other Assets in Excess of Liabilities—0.5%		1,583,738
Net Assets—100.0%		$315,774,442

(a)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2017.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Sinkable security.
(d)	This security is government guaranteed.
(e)	Inflation linked security.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2017.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro Currency
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
PHP	Philippine Peso
PLC	Public Limited Company
PLN	Polish Zloty
RUB	New Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
USD	U.S. Dollar
ZAR	South African Rand

At October 31, 2017, the Fund held the following futures contracts:

Futures Contracts		Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
LONG CONTRACT POSITIONS
90 Day Eurodollar Time Deposit	UBS	119	06/18/2018	$29,288,838	$29,224,912	$(63,925)
Australian 3 Year Bond	UBS	110	12/15/2017	9,845,367	9,394,673	3,909
Canadian Government Bond-10 year	UBS	37	12/18/2017	3,946,648	3,941,485	(5,162)
United States Treasury Note 6%-2 year	UBS	82	12/29/2017	17,681,687	17,659,469	(22,219)
United States Treasury Note 6%-5 year	UBS	203	12/29/2017	23,864,316	23,789,063	(75,254)
						$(162,651)
SHORT CONTRACT POSITIONS
United States Treasury Note 6%-10 year	UBS	(32)	12/19/2017	$(3,999,000)	$(3,998,000)	$1,000
United States Treasury Note 6%-30 year	UBS	(5)	12/19/2017	(762,500)	(762,344)	156
United States Treasury Note 6%-Ultra Long	UBS	(102)	12/19/2017	(13,811,281)	(13,660,031)	151,250
United States Treasury Note 6%-Ultra Long	UBS	(14)	12/19/2017	(2,353,438)	(2,306,937)	46,500
						$198,906
						$36,255

See accompanying Notes to Financial Statements.

24	Annual Report 2017

Statement of Investments (continued)

October 31, 2017

Aberdeen Total Return Bond Fund

At October 31, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar 12/27/2017	HSBC Bank	AUD	2,063,167	USD	1,613,703	$1,578,218	$(35,485)
12/27/2017	Westpac Banking Corp.	AUD	4,257,096	USD	3,273,490	3,256,462	(17,028)
Canadian Dollar/United States Dollar 01/04/2018	Royal Bank of Canada	CAD	3,968,648	USD	3,099,292	3,078,324	(20,968)
01/04/2018	Westpac Banking Corp.	CAD	3,857,664	USD	3,087,062	2,992,238	(94,824)
Chilean Peso/United States Dollar 12/05/2017	Citibank	CLP	2,057,910,000	USD	3,294,765	3,232,401	(62,364)
12/14/2017	Barclays Bank	CLP	2,021,750,000	USD	3,218,066	3,175,125	(42,941)
12/26/2017	Barclays Bank	CLP	1,991,820,000	USD	3,123,198	3,127,491	4,293
01/03/2018	Goldman Sachs	CLP	2,044,569,000	USD	3,209,936	3,209,886	(50)
Chinese Yuan Renminbi Offshore/United States Dollar 12/11/2017	HSBC Bank	CNH	21,050,000	USD	3,178,318	3,166,043	(12,275)
Colombian Peso/United States Dollar 01/03/2018	Citibank	COP	9,417,480,000	USD	3,192,366	3,077,809	(114,557)
Euro/United States Dollar 12/01/2017	HSBC Bank	EUR	2,709,604	USD	3,277,421	3,161,019	(116,402)
12/01/2017	Royal Bank of Canada	EUR	2,683,740	USD	3,231,414	3,130,846	(100,568)
12/11/2017	Royal Bank of Canada	EUR	2,710,000	USD	3,177,144	3,163,481	(13,663)
12/27/2017	UBS	EUR	2,700,000	USD	3,179,954	3,155,249	(24,705)
Hong Kong Dollar/United States Dollar 11/21/2017	HSBC Bank	HKD	76,199,000	USD	9,766,548	9,769,094	2,546
11/21/2017	Royal Bank of Canada	HKD	24,878,000	USD	3,190,260	3,189,484	(776)
Hungarian Forint/United States Dollar 11/20/2017	Citibank	HUF	1,692,313,000	USD	6,534,186	6,335,160	(199,026)
11/20/2017	HSBC Bank	HUF	1,693,900,000	USD	6,485,465	6,341,100	(144,365)
11/20/2017	Royal Bank of Canada	HUF	846,950,000	USD	3,330,816	3,170,550	(160,266)
Indian Rupee/United States Dollar 11/20/2017	HSBC Bank	INR	118,130,000	USD	1,828,355	1,822,752	(5,603)
01/16/2018	Barclays Bank	INR	103,640,500	USD	1,584,960	1,589,040	4,080
01/16/2018	Westpac Banking Corp.	INR	103,640,500	USD	1,584,960	1,589,040	4,080
Israeli Shekel/United States Dollar 12/05/2017	HSBC Bank	ILS	11,697,000	USD	3,325,963	3,325,215	(748)
Japanese Yen/United States Dollar 11/13/2017	Goldman Sachs	JPY	360,800,000	USD	3,172,091	3,174,540	2,449
11/13/2017	Westpac Banking Corp.	JPY	365,250,000	USD	3,262,404	3,213,694	(48,710)
12/13/2017	Westpac Banking Corp.	JPY	356,320,000	USD	3,177,539	3,139,616	(37,923)
Mexican Peso/United States Dollar 12/06/2017	Goldman Sachs	MXN	58,490,000	USD	3,250,229	3,033,129	(217,100)
12/29/2017	Goldman Sachs	MXN	58,136,000	USD	3,154,008	3,003,190	(150,818)
12/29/2017	HSBC Bank	MXN	59,452,000	USD	3,076,853	3,071,172	(5,681)
New Russian Ruble/United States Dollar 12/04/2017	Citibank	RUB	139,480,000	USD	2,391,633	2,378,906	(12,727)
12/04/2017	Goldman Sachs	RUB	293,958,000	USD	4,911,579	5,013,610	102,031
New Zealand Dollar/United States Dollar 11/30/2017	Goldman Sachs	NZD	6,697,000	USD	4,832,870	4,580,401	(252,469)
11/30/2017	Royal Bank of Canada	NZD	2,231,000	USD	1,608,631	1,525,888	(82,743)
11/30/2017	Westpac Banking Corp.	NZD	8,928,000	USD	6,419,848	6,106,289	(313,559)
01/31/2018	Westpac Banking Corp.	NZD	4,625,000	USD	3,160,979	3,160,084	(895)

See accompanying Notes to Financial Statements.

2017 Annual Report	25

Statement of Investments (continued)

October 31, 2017

Aberdeen Total Return Bond Fund

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Philippine Peso/United States Dollar 11/10/2017	HSBC Bank	PHP	165,490,000	USD	3,239,186	$3,203,756	$(35,430)
Polish Zloty/United States Dollar 11/20/2017	Royal Bank of Canada	PLN	23,500,000	USD	6,528,712	6,455,878	(72,834)
South African Rand/United States Dollar 12/06/2017	Barclays Bank	ZAR	10,982,000	USD	814,574	772,175	(42,399)
12/06/2017	HSBC Bank	ZAR	43,651,000	USD	3,258,977	3,069,225	(189,752)
12/29/2017	Barclays Bank	ZAR	87,080,000	USD	6,288,679	6,099,371	(189,308)
12/29/2017	Royal Bank of Canada	ZAR	43,540,000	USD	3,181,219	3,049,685	(131,534)
Swedish Krona/United States Dollar 12/11/2017	HSBC Bank	SEK	25,896,000	USD	3,218,008	3,100,277	(117,731)
Thai Baht/United States Dollar 01/29/2018	UBS	THB	105,793,000	USD	3,187,007	3,185,836	(1,171)
						$149,972,749	$(2,949,919)

Sale Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar 12/27/2017	Royal Bank of Canada	USD	3,351,181	AUD	4,329,713	$3,312,011	$39,170
12/27/2017	Westpac Banking Corp.	USD	4,938,041	AUD	6,300,422	4,819,502	118,539
01/31/2018	Westpac Banking Corp.	USD	3,155,132	AUD	4,124,000	3,153,794	1,338
United States Dollar/British Pound 12/11/2017	Barclays Bank	USD	3,471,116	GBP	2,610,000	3,470,437	679
United States Dollar/Canadian Dollar 01/04/2018	HSBC Bank	USD	12,717,985	CAD	15,946,077	12,368,747	349,238
United States Dollar/Chilean Peso 12/05/2017	Barclays Bank	USD	3,326,453	CLP	2,057,910,000	3,232,401	94,052
12/14/2017	Barclays Bank	USD	3,229,633	CLP	2,021,750,000	3,175,125	54,508
12/26/2017	Citibank	USD	3,183,855	CLP	1,991,820,000	3,127,491	56,364
01/03/2018	Goldman Sachs	USD	3,252,576	CLP	2,044,569,000	3,209,886	42,690
United States Dollar/Chinese Renminbi 12/11/2017	HSBC Bank	USD	3,227,043	CNY	21,050,000	3,165,003	62,040
United States Dollar/Colombian Peso 01/03/2018	Citibank	USD	3,156,520	COP	9,417,480,000	3,077,809	78,711
01/24/2018	HSBC Bank	USD	3,117,489	COP	9,358,702,000	3,053,158	64,331
United States Dollar/Euro 12/01/2017	HSBC Bank	USD	6,487,589	EUR	5,393,344	6,291,865	195,724
12/11/2017	UBS	USD	3,177,735	EUR	2,710,000	3,163,481	14,254
12/27/2017	Royal Bank of Canada	USD	3,202,289	EUR	2,700,000	3,155,249	47,040
01/30/2018	Royal Bank of Canada	USD	6,297,557	EUR	5,386,000	6,307,028	(9,471)
United States Dollar/Hong Kong Dollar 11/21/2017	Royal Bank of Canada	USD	6,376,431	HKD	49,738,000	6,376,661	(230)
United States Dollar/Hungarian Forint 11/20/2017	Barclays Bank	USD	3,274,255	HUF	846,950,000	3,170,550	103,705
11/20/2017	Citibank	USD	3,302,313	HUF	846,950,000	3,170,550	131,763
11/20/2017	Goldman Sachs	USD	3,263,478	HUF	846,950,000	3,170,550	92,928
11/20/2017	HSBC Bank	USD	3,180,666	HUF	845,363,000	3,164,609	16,057
11/20/2017	Royal Bank of Canada	USD	3,314,027	HUF	846,950,000	3,170,550	143,477
United States Dollar/Indian Rupee 11/20/2017	HSBC Bank	USD	1,834,887	INR	118,130,000	1,822,752	12,135
01/16/2018	Westpac Banking Corp.	USD	3,170,161	INR	207,281,000	3,178,079	(7,918)

See accompanying Notes to Financial Statements.

26	Annual Report 2017

Statement of Investments (concluded)

October 31, 2017

Aberdeen Total Return Bond Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Israeli Shekel 12/05/2017	Citibank	USD	3,346,068	ILS	11,697,000	$3,325,215	$20,853
United States Dollar/Japanese Yen 12/13/2017	HSBC Bank	USD	3,165,432	JPY	356,320,000	3,139,616	25,816
United States Dollar/Mexican Peso 12/06/2017	HSBC Bank	USD	3,242,250	MXN	58,490,000	3,033,129	209,121
12/29/2017	HSBC Bank	USD	3,152,637	MXN	58,136,000	3,003,190	149,447
12/29/2017	Royal Bank of Canada	USD	3,159,971	MXN	59,452,000	3,071,172	88,799
United States Dollar/New Russian Ruble 12/04/2017	Barclays Bank	USD	3,322,937	RUB	194,454,000	3,316,517	6,420
12/04/2017	Citibank	USD	827,330	RUB	48,829,000	832,805	(5,475)
12/04/2017	Goldman Sachs	USD	3,274,301	RUB	190,155,000	3,243,195	31,106
United States Dollar/New Zealand Dollar 11/30/2017	Goldman Sachs	USD	7,586,606	NZD	10,545,814	7,212,790	373,816
11/30/2017	HSBC Bank	USD	6,440,775	NZD	8,928,000	6,106,289	334,486
11/30/2017	Royal Bank of Canada	USD	6,478,429	NZD	8,970,000	6,135,015	343,414
12/11/2017	Goldman Sachs	USD	3,254,162	NZD	4,492,000	3,071,723	182,439
United States Dollar/Philippine Peso 11/10/2017	HSBC Bank	USD	3,207,357	PHP	165,490,000	3,203,756	3,601
United States Dollar/Polish Zloty 11/20/2017	HSBC Bank	USD	3,276,220	PLN	11,610,000	3,189,479	86,741
11/20/2017	Royal Bank of Canada	USD	3,337,835	PLN	11,890,000	3,266,400	71,435
United States Dollar/South African Rand 12/06/2017	UBS	USD	4,173,898	ZAR	54,633,000	3,841,400	332,498
12/29/2017	Barclays Bank	USD	3,171,647	ZAR	43,540,000	3,049,685	121,962
12/29/2017	UBS	USD	6,249,508	ZAR	87,080,000	6,099,371	150,137
United States Dollar/Swedish Krona 12/11/2017	Royal Bank of Canada	USD	3,160,062	SEK	25,896,000	3,100,277	59,785
						$166,548,312	$4,287,525

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2017 Annual Report	27

Aberdeen Global High Income Fund (Unaudited)

The Aberdeen Global High Income Fund (Institutional Class shares net of fees) returned 10.76% for the 12-month period ended October 31, 2017, versus the 9.41% return of its benchmark, the ICE Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index (hedged to U.S. dollars), during the same period. For broader comparison, the average return of the peer category of High Yield Funds (comprising 271 funds), as measured by Lipper, Inc., was 7.94% for the period.

The rally in global high-yield markets which began in early 2016 continued in earnest throughout the reporting period, with global market indices producing negative returns in only two calendar months. Credit performed well across all sectors in the U.S., with the market returning 9.14% for the period as enthusiasm from Donald Trump’s victory in the presidential election in November 2016 carried over into early 2017. The macroeconomic backdrop in the U.S. for credit was highly favorable over the reporting period. Labor conditions continued to improve, with the unemployment rate declining to 4.1%, a level considered to be close to full employment, and gross domestic product (GDP) increasing at an annualized rate of 3.0% in the third quarter of 2017. Despite the acceleration in economic activity, inflation remained largely below the U.S. Federal Reserve’s (Fed’s) 2.0% target rate. This proved to be somewhat of a conundrum for the central bank and gave the market some comfort that monetary policymakers were not about to embark on an even more aggressive tightening program, despite raising its benchmark interest rate in three increments of 25 basis points (bps) over the reporting period. The federal funds rate ended the period in a range of 1.00%-1.25%. Yields at the short end of the U.S. Treasury curve rose over the period in response to the Fed’s actions. The impact on the longer end of the curve was more muted, resulting in a flattening of the yield curve. The yield on the five-year Treasury note, the most relevant benchmark for high-yield credit in the U.S., rose 71 bps over the reporting period to 2.01%.

The dual impact of higher rates and improving credit fundamentals helped drive meaningful spread compression1 during the reporting period. The strong economic backdrop and relatively benign rate environment resulted in the decline of the U.S. high-yield default rate to 1.2%, down from 3.6% at the start of the period on November 1, 2016.2 Option-adjusted spreads (OAS)3 over comparable-duration U.S. government securities tightened by 152 bps over the reporting period, ending at +352 bps. The yield to worst4 on the U.S. high-yield market declined 81 bps to 5.53% over the period. As might be expected in a bullish market environment, the relatively riskier segments of the credit spectrum posted the highest returns. CCC and lower-rated credit5 notably outperformed other parts of the market during the reporting period, gaining 13.7%. Transportation, aerospace and steel were the top-performing sectors over the period, while the consumer goods, retail, and food and drug retail sectors significantly underperformed as issuers struggled with increased competition and changing consumer habits.

High-yield markets outside the U.S. also saw strong performance over the reporting period. Improving economic data in Europe coupled with a still-accommodative European Central Bank and a relative lack of political headlines drove the rally in the European high-yield asset class, which gained 10.24% for the period.

Emerging-market corporate credit continued to perform well during the reporting period despite notably lower oil prices and the much-publicized move toward default in Venezuela. Despite these headwinds, emerging-market high-yield corporate credit returned 9.30% for the period. The Fund outperformed its benchmark, the ICE BofA ML Global High Yield Constrained Index (hedged to U.S. dollars), for the reporting period. Security selection was a main driver of the outperformance over the period. The Fund’s positioning by credit ratings was also a significant contributor to relative performance. Specifically, the Fund’s underweight to conservative BB rated credit and overweight to more aggressive single-B rated issues performed well amid the strong market environment. By region, the Fund’s underweight allocations to Asian and emerging Europe-domiciled issuers contributed to performance. The Fund’s 3.7% average cash position over the period served as a significant drag on performance amid the robust market rally. Additionally, a one-time pricing adjustment6 had a slightly negative impact on performance for the period.

The largest contributors to Fund performance among individual holdings for the period were SCM Insurance, an outsourcing services provider to the Canadian property and casualty insurance industry, and the position in the reorganized private equity of oil services company DeepOcean. We exited the Fund’s position in SCM during the period, resulting in a refinancing of the company’s debt at a substantial premium to the then-current carrying value.7 We sold the

[1]

Spread compression occurs when yield on a high-yield bond declines due to strong demand, thereby narrowing its credit spread versus comparable-duration investment-grade securities. Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

[2]	Source: J.P. Morgan Default Monitor, November 2017.
[3]

The option-adjusted spread (OAS) is a calculation of the relative value of a fixed income security containing an embedded option, such as a borrower’s option to prepay a loan. A larger OAS implies a greater return for greater risks.

[4]	Yield to worst represents the lowest potential yield that can be received on a bond without the issuer actually defaulting.
[5]

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

[6]

There was a $0.02 per share reduction in the Fund’s daily net asset value from February 17 to February 21, 2017. In addition to reflecting normal market movements and Fund performance, this reduction reflected an accounting adjustment related to a change in the Fund’s valuation procedures, which now align with the valuation procedures across Aberdeen’s fund range.

[7]	The carrying value (or book value) of a bond is the net amount between the bond’s face value and any unamortized premiums or minus any amortized discounts.

28	Annual Report 2017

Aberdeen Global High Income Fund (Unaudited) (continued)

Fund’s stock holding in DeepOcean, a Norway-based provider of marine services primarily to the oil and gas industry, also at a substantial premium to the then-current carrying value of the shares. The Fund no longer maintains a position in either security. Major detractors from Fund performance for the reporting period included the overweight positions relative to the benchmark in media, retail and certain sovereign issues. The Fund’s holding in regional grocery store chain operator Fresh Market weighed on performance during the reporting period as its quarterly results were hampered by heightened competition in the sector. Finally, the position in Cenveo, a U.S.-based envelope manufacturer and printer, detracted from Fund performance as the company’s results did not achieve its financial targets, leading to speculation that its capital structure8 would need to be restructured.

During the reporting period, we initiated positions in several new securities, the largest of which were bonds issued by Unilabs and Capital Services Group. Unilabs is a Switzerland-domiciled provider of outsourced laboratory, imaging and other medical and scientific services. Additionally, the Fund purchased a new issue from Capital Services Group, a provider of critical maintenance services to a broad range of industrial and government customers. The bonds were issued to finance Veritas Capital’s purchase of Capital Services’ assets from Chicago Bridge & Iron. We maintain the Fund’s positions in both companies. As previously noted, we exited the Fund’s positions in Deep Ocean and SCM Insurance during the period. We sold the Fund’s long-held in private equity position in DeepOcean to another institutional shareholder in January 2017. We exited the Fund’s holding in the first lien bonds of SCM Insurance when the company was sold in late August 2017.

At the end of the reporting period on October 31, 2017, the Fund was positioned with an underweight to BB rated issues and overweight to B rated credits relative to the benchmark ICE BofA ML Global High Yield Constrained Index (hedged to U.S. dollars). The Fund was slightly overweight to CCC rated credit. By geographic region, the Fund was slightly overweight to European and, to a lesser extent, Canadian high-yield issuers, and modestly underweight U.S. high yield relative to the Fund’s benchmark. The Fund’s cash position stood at 4.3% of net assets at the end of the period. Regarding sector allocations, the Fund was slightly overweight versus the benchmark in retail, media and leisure companies, and was underweight to banking, capital goods and real estate issuers.

The Fund employs derivatives, including foreign exchange forwards9 and credit default swaps.10 The Fund utilizes foreign exchange forwards to hedge its exposure to changes in the value of its holdings due to movements in currency exchange rates. The Fund uses credit default swaps to gain, or hedge, exposure to specific companies. The Fund also employs credit default swaps on indices primarily for the purpose of managing market exposure. The derivatives positions subtracted 2.70% from Fund performance for the reporting period.

We think that risk assets are likely to remain supported by decent economic growth, low inflation and very low levels of volatility. The fact that inflation remains muted is a key support in the consensus view that yields will remain relatively low and rise gradually. Global financial markets have enjoyed many years of supportive and synchronized monetary policy in the U.S., Asia and Europe. Over the next three to six months, the Fed will begin the well-flagged unwinding of its quantitative easing program, and we think that this could be followed by the European Central Bank tapering monthly bond purchases. Therefore, we believe that the beginning of 2018 will herald the first time in several years that global central banks will be a source of net negative flows of financial asset purchases. Our current forecasts envision one interest-rate hike from the Fed in December, followed by two further hikes in 2018, increasing the yield on two-year Treasuries above the 2% level within a year.15

We maintain a positive short-term outlook for the global high-yield asset class, based on both fundamentals and technicals, as there remains a shortage of income-producing assets globally. Additionally, as of early December 2017, both houses of the U.S. Congress had passed tax reform legislation, which, if enacted, may provide a further boost to risk appetite and, consequently, to global financial markets. While we think that valuations across many asset classes already discount this rosy outlook and offer little room for disappointment or increased volatility, we feel that current credit spreads overcompensate for the expected low level of defaults.

Index definitions

The performance of the global high-yield market is measured by the ICE Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index, which tracks the performance of U.S. dollar-, Canadian dollar-, euro- and sterling-denominated, below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets.

The performance of the U.S. high-yield sector is represented by the ICE BofA ML U.S. High Yield Master II Constrained Index, which tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

The performance of CCC rated credit is measured by the ICE BofA ML U.S. High Yield CCC & Lower Rated Constrained Index, which is a subset of the ICE BofA ML U.S. High Yield Index and includes all securities in the BofA ML U.S. High Yield Index rated CCC and lower by Standard & Poor’s (or equivalent as rated by Moody’s or Fitch).

The performance of the European high-yield market is represented by the ICE BofA Merrill Lynch Euro High Yield Index, which tracks the performance of euro- and sterling-denominated below-investment-grade corporate debt publicly issued in the eurobond, sterling domestic or euro domestic markets.

2017 Annual Report	29
[8]

The capital structure is the composition of a company’s capital in terms of equity (common and preferred stock), debt (including bonds and loans) and hybrid securities (i.e., convertible debt and preferred shares).

[9]	A foreign exchange forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.
[10]	A credit default swap protects a lender in the event of default on the part of the borrower by transferring the associated risk in return for periodic income payments.

Aberdeen Global High Income Fund (Unaudited) (concluded)

The performance of emerging-market corporate bonds is measured by the ICE BofA ML High Yield U.S. Emerging Markets Liquid Corporate Plus Index, which tracks the performance of U.S. dollar-denominated, below-investment-grade emerging-market corporate debt publicly issued in the U.S. domestic or eurobond market.

All indices are hedged to U.S. dollars.

Portfolio Management:

Aberdeen Global High Yield Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-667-9231 or visiting www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Non-investment-grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher-rated securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

30	Annual Report 2017

Aberdeen Global High Income Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2017)	1 Yr.	5 Yr.	10 Yr.
Class A	10.50%	4.08%	5.91%
Institutional Class	10.76%	4.35%	6.18%

Performance of a $10,000 Investment (as of October 31, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global High Income Fund, ICE Bank of America Merrill Lynch Global High Yield Constrained Index (hedged to the U.S. Dollar) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2017. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The ICE Bank of America Merrill Lynch Global High Yield Constrained Index (hedged to the U.S. Dollar) tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or eurobond markets but caps issuer exposure at 2%.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and performance graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect without which returns would have been lower.

2017 Annual Report	31

Aberdeen Global High Income Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2017 (Unaudited)

Asset Allocation
Corporate Bonds	93.3%
Short-Term Investment	5.0%
Bank Loans	1.1%
Other Assets in Excess of Liabilities	0.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	12.2%
Diversified Telecommunication Services	9.2%
Media	8.6%
Entertainment	6.3%
Commercial Services & Supplies	5.5%
Commercial Banks	5.5%
Retail	4.5%
Diversified Financial Services	3.9%
Food Products	3.1%
Pharmaceutical	3.0%
Other	38.2%
100.0%

Top Holdings*
Valeant Pharmaceuticals International, Inc. 05/15/2023	1.6%
Unilabs Subholding AB, Series OCT, REGS 05/15/2025	1.4%
United Rentals North America, Inc. 07/15/2025	1.3%
Gateway Casinos & Entertainment Ltd. 03/01/2024	1.3%
TerraForm Power Operating LLC 02/01/2023	1.3%
Newday Bondco PLC 02/01/2024	1.3%
Cheniere Corpus Christi Holdings LLC 03/31/2025	1.2%
Wind Acquisition Finance SA 04/23/2021	1.2%
MEG Energy Corp. 01/30/2023	1.2%
Whiting Petroleum Corp. 03/15/2019	1.2%
Other	87.0%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	53.7%
United Kingdom	7.5%
Canada	5.1%
Italy	3.0%
Brazil	2.9%
Luxembourg	2.8%
Germany	2.7%
France	2.3%
Netherlands	1.9%
Spain	1.9%
Other	16.2%
100.0%

32	Annual Report 2017

Statement of Investments

October 31, 2017

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (93.3%)
ARGENTINA (0.8%)
Aeropuertos Argentina 2000 SA (USD), 6.88%, 02/01/2027 (a)	$1,160,000	$1,249,900
Cablevision SA (USD), 6.50%, 06/15/2021 (a)	1,031,000	1,103,376
IRSA Propiedades Comerciales SA (USD), 8.75%, 03/23/2023 (a)	535,000	604,181
		2,957,457
AUSTRALIA (0.2%)
FMG Resources August 2006 Pty Ltd. (USD), 4.75%, 05/15/2022 (a)	611,000	623,220
BRAZIL (2.9%)
Banco do Brasil SA (USD), 9.00%, 06/18/2024 (a)(b)	2,000,000	2,195,000
JBS USA LUX SA / JBS USA Finance, Inc. (USD), 5.75%, 06/15/2025 (a)	3,230,000	3,133,100
Petrobras Global Finance BV
(USD), 5.30%, 01/27/2025 (a)	3,665,000	3,676,911
(USD), 8.75%, 05/23/2026	2,000,000	2,422,500
		11,427,511
CANADA (5.1%)
Gateway Casinos & Entertainment Ltd. (USD), 8.25%, 03/01/2024 (a)	4,725,000	5,020,312
GFL Environmental, Inc.
(USD), 9.88%, 02/01/2021 (a)	3,235,000	3,449,319
(USD), 5.63%, 05/01/2022 (a)	280,000	290,500
MEG Energy Corp.
(USD), 6.38%, 01/30/2023 (a)	5,164,000	4,725,060
(USD), 6.50%, 01/15/2025 (a)	1,014,000	1,008,930
Taseko Mines Ltd. (USD), 8.75%, 06/15/2022 (a)	1,733,000	1,758,995
Teine Energy Ltd. (USD), 6.88%, 09/30/2022 (a)	526,000	537,835
Telesat Canada / Telesat LLC (USD), 8.88%, 11/15/2024 (a)	2,885,000	3,231,200
		20,022,151
CHILE (1.4%)
Latam Finance Ltd. (USD), 6.88%, 04/11/2024 (a)	1,172,000	1,239,390
VTR Finance BV (USD), 6.88%, 01/15/2024 (a)	3,935,000	4,172,084
		5,411,474
CHINA (0.2%)
eHi Car Services Ltd., REGS (USD), 5.88%, 08/14/2022 (a)	585,000	606,319
DOMINICAN REPUBLIC (0.5%)
AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad It (USD), 7.95%, 05/11/2026 (a)	1,765,000	1,910,612
EL SALVADOR (0.1%)
AES El Salvador Trust II (USD), 6.75%, 03/28/2023 (a)	500,000	480,000
FRANCE (2.3%)
SFR Group SA (USD), 6.00%, 05/15/2022 (a)	3,983,000	4,152,277
SFR Group SA
(EUR), 5.38%, 05/15/2022 (a)	1,075,000	1,308,563
(USD), 7.38%, 05/01/2026 (a)	978,000	1,051,350
SPCM SA (USD), 4.88%, 09/15/2025 (a)	2,455,000	2,522,513
		9,034,703
GEORGIA (0.1%)
BGEO Group JSC (USD), 6.00%, 07/26/2023 (a)	500,000	513,830
GERMANY (2.7%)
Nidda BondCo GmbH, 144A (EUR), 5.00%, 09/30/2025 (a)	305,000	364,270
Nidda Healthcare Holding AG, 144A (EUR), 3.50%, 09/30/2024 (a)	623,000	742,828
PrestigeBidCo GmbH (EUR), 6.25%, 12/15/2023 (a)	837,000	1,060,290
Safari Holding Verwaltungs GmbH (EUR), 8.25%, 02/15/2021 (a)(c)	1,970,458	2,381,360
Senvion Holding GmbH (EUR), 3.88%, 10/25/2022 (a)	2,586,000	3,087,635
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (USD), 5.50%, 01/15/2023 (a)(c)	2,812,500	2,889,844
		10,526,227
GUATEMALA (0.3%)
Cementos Progreso Trust (USD), 7.13%, 11/06/2023 (a)	545,000	580,425
Industrial Senior Trust (USD), 5.50%, 11/01/2022 (a)	500,000	509,250
		1,089,675
INDIA (0.5%)
Vedanta Resources PLC, 144A (USD), 6.13%, 08/09/2024 (a)	1,776,000	1,811,966
ITALY (2.2%)
Wind Acquisition Finance SA
(USD), 4.75%, 07/15/2020(a)	2,235,000	2,261,597
(USD), 7.38%, 04/23/2021(a)	4,623,000	4,802,372
Wind Tre SpA, 144A (USD), 5.00%, 01/20/2026 (a)	1,606,000	1,616,420
		8,680,389
JERSEY (1.8%)
LHC3 PLC, 144A (EUR), 4.13%, 08/15/2024 (a)(d)	784,000	943,580
Lincoln Finance Ltd., REGS (EUR), 6.88%, 04/15/2021 (a)	970,000	1,192,546
Newday Bondco PLC (GBP), 7.38%, 02/01/2024 (a)	3,920,000	4,946,994
		7,083,120
KAZAKHSTAN (0.3%)
KazMunayGas National Co. JSC (USD), 7.00%, 05/05/2020 (a)	500,000	545,335
Nostrum Oil & Gas Finance BV (USD), 8.00%, 07/25/2022 (a)	650,000	676,325
		1,221,660

See accompanying Notes to Financial Statements.

2017 Annual Report	33

Statement of Investments (continued)

October 31, 2017

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
LUXEMBOURG (2.8%)
Altice Financing SA (USD), 7.50%, 05/15/2026 (a)	$1,960,000	$2,148,650
Altice Finco SA (USD), 8.13%, 01/15/2024 (a)	950,000	1,023,739
Amigo Luxembourg SA, REGS (GBP), 7.63%, 01/15/2024 (a)	1,400,000	1,961,650
ARD Finance SA (USD), 7.13%, 09/15/2023 (d)	1,200,000	1,278,000
Galapagos SA, REGS (EUR), 5.38%, 06/15/2021 (a)	1,500,000	1,747,255
Intralot Capital Luxembourg SA, 144A (EUR), 5.25%, 09/15/2024 (a)	1,625,000	1,930,738
Kleopatra Holdings 1 SCA (EUR), 8.50%, 06/30/2023 (a)(d)	762,000	893,864
		10,983,896
MAURITIUS (0.2%)
HTA Group Ltd., REGS (USD), 9.13%, 03/08/2022 (a)	560,000	599,312
MEXICO (0.6%)
Cemex SAB de CV (USD), 7.75%, 04/16/2026 (a)	903,000	1,022,738
Elementia SAB de CV (USD), 5.50%, 01/15/2025 (a)	611,000	629,330
Grupo Posadas SAB de CV (USD), 7.88%, 06/30/2022 (a)	575,000	607,775
		2,259,843
NETHERLANDS (1.9%)
Constellium NV (USD), 6.63%, 03/01/2025 (a)	2,344,000	2,431,900
ING Groep NV (USD), 6.50%, 04/16/2025 (b)	2,027,000	2,224,835
Ziggo Secured Finance BV (USD), 5.50%, 01/15/2027 (a)	2,620,000	2,672,400
		7,329,135
NIGERIA (0.8%)
IHS Netherlands Holdco BV (USD), 9.50%, 10/27/2021 (a)	1,075,000	1,141,968
United Bank for Africa PLC (USD), 7.75%, 06/08/2022 (a)	1,250,000	1,270,100
Zenith Bank PLC (USD), 7.38%, 05/30/2022 (a)	596,000	618,279
		3,030,347
PARAGUAY (0.1%)
Banco Regional SAECA (USD), 8.13%, 01/24/2019 (a)	500,000	526,250
PERU (0.6%)
Banco Internacional del Peru SAA Interbank (USD), 6.63%, 03/19/2029 (a)	550,000	622,875
InRetail Consumer (USD), 5.25%, 10/10/2021 (a)	1,290,000	1,356,435
InRetail Shopping Malls (USD), 6.50%, 07/09/2021 (a)	282,000	297,933
		2,277,243
REPUBLIC OF IRELAND (1.1%)
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
(USD), 7.25%, 05/15/2024(a)	2,235,000	2,455,706
(GBP), 4.75%, 07/15/2027(a)	656,000	887,298
C&W Senior Financing Designated Activity Co., 144A (USD), 6.88%, 09/15/2027 (a)	879,000	918,555
		4,261,559
RUSSIA (1.5%)
Credit Bank of Moscow Via CBOM Finance PLC (USD), 5.88%, 11/07/2021 (a)	580,000	600,722
Evraz Group SA (USD), 6.50%, 04/22/2020 (a)	1,100,000	1,171,500
Global Ports Finance PLC (USD), 6.87%, 01/25/2022 (a)	500,000	534,872
GTLK Europe DAC (USD), 5.95%, 07/19/2021 (a)	500,000	530,619
Metalloinvest Finance DAC (USD), 5.63%, 04/17/2020 (a)	500,000	526,856
Sberbank of Russia Via SB Capital SA (USD), 6.13%, 02/07/2022 (a)	1,030,000	1,126,470
VEON Holdings BV (USD), 4.95%, 06/16/2024 (a)	1,174,000	1,201,307
		5,692,346
SLOVENIA (0.3%)
United Group BV (EUR), 4.38%, 07/01/2022 (a)	820,000	1,002,938
SOUTH AFRICA (1.0%)
MTN Mauritius Investment Ltd. (USD), 6.50%, 10/13/2026 (a)	1,600,000	1,728,000
Sappi Papier Holding GmbH (USD), 7.50%, 06/15/2032 (a)(e)	2,017,000	2,057,340
		3,785,340
SPAIN (1.9%)
Codere Finance 2 Luxembourg SA, (EUR), 6.75%, 11/01/2021 (a)	2,326,000	2,831,473
Obrascon Huarte Lain SA
(EUR), 4.75%, 03/15/2022(a)	3,182,000	3,675,972
(EUR), 5.50%, 03/15/2023(a)	629,000	732,691
		7,240,136
SWEDEN (1.4%)
Unilabs Subholding AB, Series OCT, REGS (EUR), 5.75%, 05/15/2025 (a)	4,500,000	5,408,266
SWITZERLAND (0.4%)
UBS Group AG (USD), 7.00%, 02/19/2025 (a)(b)	1,339,000	1,534,132
TURKEY (0.6%)
Akbank Turk AS (USD), 7.20%, 03/16/2027 (a)	949,000	980,127
Turkiye Halk Bankasi A.S. (USD), 5.00%, 07/13/2021 (a)	500,000	485,994
Turkiye Sise ve Cam Fabrikalari A.S. (USD), 4.25%, 05/09/2020 (a)	500,000	505,796
Yasar Holding A.S. (USD), 8.88%, 05/06/2020 (a)	500,000	519,060
		2,490,977
UKRAINE (0.1%)
MHP SE (USD), 8.25%, 04/02/2020 (a)	500,000	540,000
UNITED KINGDOM (7.5%)
Brighthouse Group PLC (GBP), 7.88%, 05/15/2018 (a)	2,000,000	2,065,592
Corral Petroleum Holdings AB (EUR), 11.75%, 05/15/2021 (a)(d)	2,290,000	3,019,243
CPUK Finance Ltd. (GBP), 4.25%, 08/28/2022 (a)	750,000	1,019,521

See accompanying Notes to Financial Statements.

34	Annual Report 2017

Statement of Investments (continued)

October 31, 2017

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
CYBG PLC (GBP), 8.00%, 12/08/2022 (a)(b)	$2,640,000	$3,706,176
Galaxy Finco Ltd. (GBP), 7.88%, 11/15/2021 (a)	1,600,000	2,148,947
Inmarsat Finance PLC (USD), 4.88%, 05/15/2022 (a)	1,562,000	1,593,552
Liquid Telecommunications Financing PLC (USD), 8.50%, 07/13/2022 (a)	1,150,000	1,224,990
Matalan Finance PLC (GBP), 6.88%, 06/01/2019 (a)	1,480,000	1,986,529
Nationwide Building Society (GBP), 6.88%, 06/20/2019 (a)(b)	1,280,000	1,795,744
New Look Secured Issuer PLC (GBP), 6.50%, 07/01/2022 (a)	2,014,000	1,611,624
Ocado Group PLC (GBP), 4.00%, 06/15/2024 (a)	811,000	1,054,510
Pizzaexpress Financing 2 PLC (GBP), 6.63%, 08/01/2021 (a)	1,078,000	1,392,373
Saga PLC, REGS (GBP), 3.38%, 05/12/2024 (a)	811,000	1,063,157
TVL Finance PLC (GBP), 8.50%, 05/15/2023 (a)(c)	802,800	1,178,194
Virgin Media Secured Finance PLC (GBP), 5.50%, 01/15/2025 (a)(c)	1,754,100	2,453,322
William Hill PLC, REGS (GBP), 4.25%, 06/05/2020 (a)	1,500,000	2,076,098
		29,389,572
UNITED STATES (48.4%)
Airxcel, Inc. (USD), 8.50%, 02/15/2022 (a)	2,380,000	2,522,800
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC
(USD), 6.63%, 06/15/2024	1,256,000	1,180,640
(USD), 5.75%, 03/15/2025	3,096,000	2,724,480
Alliance Data Systems Corp. (USD), 5.88%, 11/01/2021 (a)	1,125,000	1,164,375
Altice US Finance I Corp. (USD), 5.38%, 07/15/2023 (a)	2,693,000	2,807,452
AMC Entertainment Holdings, Inc. (GBP), 6.38%, 11/15/2024	2,834,000	3,865,604
American Axle & Manufacturing, Inc. (USD), 6.25%, 04/01/2025 (a)	3,800,000	3,895,000
Ascend Learning LLC, 144A (USD), 6.88%, 08/01/2025 (a)	739,000	774,103
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
(USD), 5.50%, 04/01/2023	2,427,000	2,457,338
(USD), 6.38%, 04/01/2024(a)	978,000	1,014,675
(USD), 5.25%, 03/15/2025(a)	423,000	413,483
Axalta Coating Systems LLC (USD), 4.88%, 08/15/2024 (a)	870,000	909,150
Azul Investments LLP, 144A (USD), 5.88%, 10/26/2024 (a)	988,000	984,542
Blue Racer Midstream LLC / Blue Racer Finance Corp. (USD), 6.13%, 11/15/2022 (a)	3,944,000	4,111,620
Calpine Corp. (USD), 5.75%, 01/15/2025	3,260,000	3,097,000
CCO Holdings LLC / CCO Holdings Capital Corp.
(USD), 5.75%, 02/15/2026(a)	3,033,000	3,171,001
(USD), 5.50%, 05/01/2026(a)	332,000	340,300
Cengage Learning, Inc. (USD), 9.50%, 06/15/2024 (a)	4,206,000	3,790,657
CenturyLink, Inc.
Series W (USD), 6.75%, 12/01/2023	665,000	691,766
Series Y (USD), 7.50%, 04/01/2024	1,483,000	1,575,688
Cenveo Corp. (USD), 6.00%, 08/01/2019 (a)	2,202,000	1,519,380
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. (USD), 5.75%, 03/01/2025 (a)	1,647,000	1,684,058
Cheniere Corpus Christi Holdings LLC (USD), 5.88%, 03/31/2025	4,451,000	4,818,207
Cheniere Energy Partners LP, 144A (USD), 5.25%, 10/01/2025 (a)	419,000	431,570
Citgo Holding, Inc. (USD), 10.75%, 02/15/2020 (a)	2,069,000	2,234,520
Continental Resources, Inc. (USD), 3.80%, 06/01/2024	3,952,000	3,838,380
CSVC Acquisition Corp. (USD), 7.75%, 06/15/2025 (a)	3,556,000	3,467,100
Diamond BC BV (EUR), 5.63%, 08/15/2025 (a)	833,000	1,002,503
DPH Holdings Corp (USD), 6.55%, 06/15/2006 (f)	1,500,000	–
Dynegy, Inc.
(USD), 7.38%, 11/01/2022	1,940,000	2,083,075
144A (USD), 8.13%, 01/30/2026 (a)	949,000	1,053,390
EMI Music Publishing Group North America Holdings, Inc. (USD), 7.63%, 06/15/2024 (a)	3,130,000	3,501,687
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
(USD), 6.00%, 07/15/2023(a)	3,606,000	2,920,860
(USD), 5.88%, 10/15/2024(a)	200,000	209,500
Equinix, Inc. (USD), 5.88%, 01/15/2026	1,780,000	1,929,075
Frontier Communications Corp. (USD), 6.88%, 01/15/2025	2,395,000	1,780,539
GCP Applied Technologies, Inc. (USD), 9.50%, 02/01/2023 (a)	1,000,000	1,120,000
General Motors (Escrow Shares)
(USD), 8.80%, 03/01/2049(g)	7,200,000	–
(USD), 8.38%, 07/15/2049(g)	3,550,000	–
Golden Nugget, Inc.
144A (USD), 6.75%, 10/15/2024 (a)	3,015,000	3,067,762
144A (USD), 8.75%, 10/01/2025 (a)	3,725,000	3,827,437
Goldman Sachs Group, Inc. (The), Series M, (USD), 5.38%, 05/10/2020 (b)	1,835,000	1,903,813
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. (USD), 7.38%, 12/15/2023 (a)	400,000	435,000
Hardwoods Acquisition, Inc. (USD), 7.50%, 08/01/2021 (a)	3,430,000	3,202,762
HD Supply, Inc. (USD), 5.75%, 04/15/2024 (a)	2,691,000	2,902,916
Hertz Corp. (USD), 6.75%, 04/15/2019	1,900,000	1,905,938
Hilcorp Energy I LP / Hilcorp Finance Co. (USD), 5.75%, 10/01/2025 (a)	2,628,000	2,690,415
JPMorgan Chase & Co., Series CC, FRN (USD), 4.63%, 11/01/2022 (b)	1,975,000	1,957,274
Lennar Corp. (USD), 4.50%, 04/30/2024	624,000	642,720
Level 3 Financing, Inc.
(USD), 5.38%, 08/15/2022	2,729,000	2,811,634
(USD), 5.38%, 01/15/2024	1,000,000	1,038,750
Motors Liquidation Co. (USD), 8.88%, 10/15/2020 (g)	14,578,000	–
MPT Operating Partnership LP / MPT Finance Corp. (USD), 5.00%, 10/15/2027	1,133,000	1,164,158
Nationstar Mortgage LLC / Nationstar Capital Corp. (USD), 6.50%, 07/01/2021	2,550,000	2,588,250
Neiman Marcus Group Ltd., LLC (USD), 8.00%, 10/15/2021 (a)	3,118,000	1,839,620

See accompanying Notes to Financial Statements.

2017 Annual Report	35

Statement of Investments (continued)

October 31, 2017

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value (US$)
New Enterprise Stone & Lime Co., Inc. (USD), 10.13%, 04/01/2022 (a)	$1,805,000	$1,953,913
NRG Energy, Inc. (USD), 7.25%, 05/15/2026	928,000	1,005,720
Oasis Petroleum, Inc.
(USD), 6.50%, 11/01/2021	993,000	1,010,378
(USD), 6.88%, 01/15/2023	4,270,000	4,344,725
Park-Ohio Industries, Inc. (USD), 6.63%, 04/15/2027	224,000	243,040
PBF Holding Co. LLC / PBF Finance Corp. (USD), 7.25%, 06/15/2025 (a)	1,500,000	1,550,625
PBF Logistics LP / PBF Logistics Finance Corp. (USD), 6.88%, 05/15/2023	1,767,000	1,828,845
PetSmart, Inc.
(USD), 7.13%, 03/15/2023(a)	2,476,000	1,887,950
(USD), 5.88%, 06/01/2025(a)	105,000	91,613
(USD), 8.88%, 06/01/2025(a)	469,000	369,338
Plastipak Holdings, Inc., 144A (USD), 6.25%, 10/15/2025 (a)	520,000	530,296
Post Holdings, Inc. (USD), 5.00%, 08/15/2026 (a)	3,410,000	3,427,050
Prestige Brands, Inc. (USD), 6.38%, 03/01/2024 (a)	428,000	455,820
Rite Aid Corp. (USD), 6.13%, 04/01/2023 (a)	4,500,000	4,185,000
Sable International Finance Ltd., REGS (USD), 6.88%, 08/01/2022 (a)	1,760,000	1,887,600
Sanchez Energy Corp. (USD), 6.13%, 01/15/2023	2,315,000	1,933,025
Scientific Games International, Inc. (USD), 7.00%, 01/01/2022 (a)	1,897,000	2,006,078
Service Corp. International (USD), 5.38%, 05/15/2024	3,904,000	4,118,720
Sprint Corp. (USD), 7.88%, 09/15/2023	2,325,000	2,598,187
Summit Materials LLC / Summit Materials Finance Corp. (USD), 5.13%, 06/01/2025 (a)	24,000	24,300
Sunoco LP / Sunoco Finance Corp. (USD), 6.25%, 04/15/2021	4,339,000	4,545,102
T-Mobile USA, Inc. (USD), 6.00%, 04/15/2024	2,671,000	2,857,970
Tenet Healthcare Corp.
(USD), 6.75%, 06/15/2023	3,506,000	3,291,257
(USD), 4.63%, 07/15/2024(a)	1,417,000	1,393,974
TerraForm Power Operating LLC (USD), 6.38%, 02/01/2023 (a)(h)	4,732,000	4,956,770
TransDigm, Inc. (USD), 6.50%, 07/15/2024	935,000	965,388
Ultra Resources, Inc. (USD), 6.88%, 04/15/2022 (a)	2,180,000	2,201,800
United Continental Holdings, Inc. (USD), 5.00%, 02/01/2024	1,825,000	1,852,375
United Rentals North America, Inc. (USD), 5.50%, 07/15/2025	4,725,000	5,070,516
Valeant Pharmaceuticals International (USD), 6.38%, 10/15/2020 (a)	1,068,000	1,061,325
Valeant Pharmaceuticals International, Inc. (EUR), 4.50%, 05/15/2023 (a)	6,150,000	6,085,024
Valvoline, Inc., 144A (USD), 5.50%, 07/15/2024 (a)	2,055,000	2,178,300
Warrior Met Coal, Inc., 144A (USD), 8.00%, 11/01/2024 (a)	796,000	815,542
Whiting Petroleum Corp. (USD), 5.00%, 03/15/2019	4,550,000	4,589,812
WR Grace & Co-Conn (USD), 5.63%, 10/01/2024 (a)	1,830,000	2,001,563
Zayo Group LLC / Zayo Capital, Inc. (USD), 6.00%, 04/01/2023	1,873,000	1,968,991
		188,351,899
VENEZUELA (0.4%)
Petroleos de Venezuela SA (USD), 6.00%, 05/16/2024 (a)(c)	5,000,000	1,412,500
ZAMBIA (0.3%)
First Quantum Minerals Ltd. (USD), 7.25%, 04/01/2023 (a)	1,300,000	1,374,751
Total Corporate Bonds		362,890,756
BANK LOANS (1.1%)
ITALY (0.8%)
Inter Media Communication (FCE) (EUR), 5.50%, 05/06/2019	2,520,891	2,940,129
UNITED STATES (0.3%)
Charah, LLC, 2017 Term Loan (USD), 7.25%, 10/25/2024	1,333,333	1,336,666
Total Bank Loans		4,276,795
SHORT-TERM INVESTMENT (5.0%)
UNITED STATES (5.0%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.96% (i)	19,537,870	19,537,869
Total Short-Term Investment		19,537,869
Total Investments (Cost $380,232,918) (j)—99.4%		386,705,420

Other Assets in Excess of Liabilities—0.6%		2,483,010
Net Assets—100.0%		$389,188,430

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(c)	Sinkable security.
(d)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.
(e)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.53% of net assets as of October 31, 2017.
(f)	Security is in default.
(g)	This security was fair valued by the Fund’s pricing committee as approved by the Fund’s Board of Trustees. See Note 1(a) of the accompanying Notes to Statements of Investments.
(h)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(i)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2017.
(j)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
CAD	Canadian Dollar
EUR	Euro Currency
GBP	British Pound Sterling
PLC	Public Limited Company
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

36	Annual Report 2017

Statement of Investments (concluded)

October 31, 2017

Aberdeen Global High Income Fund

At October 31, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
12/01/2017	Goldman Sachs	GBP	1,975,000	USD	2,670,153	$2,625,174	$(44,979)
Canadian Dollar/United States Dollar
11/10/2017	Goldman Sachs	CAD	2,589,000	USD	2,089,563	2,006,978	(82,585)
Euro/United States Dollar
11/10/2017	Citibank	EUR	127,000	USD	147,587	147,997	410
11/10/2017	Goldman Sachs	EUR	243,000	USD	289,297	283,175	(6,122)
11/10/2017	HSBC Bank	EUR	332,000	USD	390,369	386,890	(3,479)
11/10/2017	Royal Bank of Canada	EUR	478,000	USD	564,511	557,028	(7,483)
						$6,007,242	$(144,238)

Sale Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
12/01/2017	Citibank	USD	3,216,218	GBP	2,429,500	$3,229,296	$(13,078)
12/01/2017	Goldman Sachs	USD	649,282	GBP	493,000	655,297	(6,015)
12/01/2017	Royal Bank of Canada	USD	33,636,066	GBP	25,924,000	34,458,231	(822,165)

United States Dollar/Canadian Dollar
11/10/2017	HSBC Bank	USD	2,046,682	CAD	2,589,000	2,006,978	39,704

United States Dollar/Euro
11/10/2017	Citibank	USD	8,648,591	EUR	7,284,000	8,488,262	160,329
11/10/2017	Goldman Sachs	USD	1,899,565	EUR	1,629,500	1,898,905	660
11/10/2017	HSBC Bank	USD	1,361,664	EUR	1,148,500	1,338,381	23,283
11/10/2017	Royal Bank of Canada	USD	32,012,260	EUR	27,181,000	31,674,830	337,430
11/10/2017	UBS	USD	1,404,276	EUR	1,194,000	1,391,404	12,872
11/10/2017	Westpac Banking Corp.	USD	1,090,524	EUR	928,000	1,081,426	9,098
						$86,223,010	$(257,882)

*	Certain contracts, which are held with the same counterparty, with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2017 Annual Report	37

Statements of Assets and Liabilities

October 31, 2017

	Aberdeen Select International Equity Fund	Aberdeen Select International Equity Fund II	Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
Assets:
Investments in securities, at fair value	$217,746,901	$93,564,380	$304,803,098	$367,167,551
Short-term investments	–	1,926,945	9,387,606	19,537,869
Cash	–	–	596,717	–
Foreign currency, at fair value	6,104	16,579	130,394	91,426
Cash collateral pledged for futures	–	–	228,959	–
Interest and dividends receivable	554,092	119,508	1,727,519	6,334,849
Unrealized appreciation on forward foreign currency exchange contracts	–	–	4,430,098	583,786
Receivable for investments sold	–	–	3,499,827	1,434,334
Receivable for capital shares issued	167	15,115	172,298	48,014
Tax reclaim receivable	385,235	186,722	–	–
Prepaid expenses	2,923	1,390	7,609	7,553

Total assets	218,695,422	95,830,639	324,984,125	395,205,382

Liabilities:
Due to custodian	58,741	–	–	–
Payable for investments purchased	16,569	7,435	5,245,652	4,366,768
Unrealized depreciation on forward foreign currency exchange contracts	–	–	3,092,492	985,906
Payable for capital shares redeemed	96,176	74,589	347,273	234,621
Payable for income taxes (See note 2g of the Notes to Financial Statements)	5,539,898	1,537,382	17,799	–
Variation margin payable for futures contracts	–	–	68,859	–
Accrued expenses and other payables:
Investment advisory fees	164,325	72,511	123,683	234,498
Legal fees	34,514	15,216	29,087	39,733
Distribution fees	38,022	10,595	13,325	39,065
Audit fees	23,134	20,803	27,814	28,048
Transfer agent fees	6,225	4,662	5,032	6,681
Custodian fees	908	948	42	213
Other accrued expenses	56,219	64,806	238,625	81,419

Total liabilities	6,034,731	1,808,947	9,209,683	6,016,952

Net Assets	$212,660,691	$94,021,692	$315,774,442	$389,188,430

Cost:
Investments in securities, at cost	$240,535,109	$90,573,473	$303,609,962	$360,695,049
Short-term investments	–	1,926,945	9,387,606	19,537,869
Foreign currency	1,646,945	16,587	130,468	91,649

Net Assets Consist of:
Par value	$7,560	$7,865	$23,965	$43,640
Paid in capital in excess of par value	617,925,198	234,315,960	310,658,602	606,529,618
Accumulated net investment income	8,182,587	2,271,070	1,240,939	402,123
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(389,020,285)	(145,563,548)	1,300,333	(223,865,401)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(24,434,369)	2,990,345	2,550,603	6,078,450

Net Assets	$212,660,691	$94,021,692	$315,774,442	$389,188,430

Net Assets
Class A Shares	$177,342,456	$49,363,078	$62,556,460	$185,613,072
Institutional Class Shares	35,318,235	44,658,614	253,217,982	203,575,358

Total	$212,660,691	$94,021,692	$315,774,442	$389,188,430

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

38	Annual Report 2017

Statements of Assets and Liabilities (concluded)

October 31, 2017

	Aberdeen Select International Equity Fund	Aberdeen Select International Equity Fund II	Aberdeen Total Return Bond Fund		Aberdeen Global High Income Fund
Shares Outstanding
Class A Shares	6,331,060	4,130,970	4,692,482		20,109,001
Institutional Class Shares	1,229,190	3,733,950	19,272,949		23,530,635

Total	7,560,250	7,864,920	23,965,431		43,639,636

Net asset value and redemption price per share
Class A Shares	$28.01	$11.95	$13.33	(a)	$9.23
Institutional Class Shares	$28.73	$11.96	$13.14	(a)	$8.65

(a)	The NAV shown above differs from the traded NAV on October 31, 2017 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Annual Report	39

Statements of Operations

For the Year Ended October 31, 2017

	Aberdeen Select International Equity Fund	Aberdeen Select International Equity Fund II	Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
INVESTMENT INCOME:
Dividend income	$22,598,004 (a)	$6,955,446 (a)	$–	$–
Interest income	1,274,910	12,658	12,471,148	29,218,751
Foreign tax withholding	(448,071)	(194,571)	(36,112)	–
Other income	53,842	45,450	102,986	61,268

	23,478,685	6,818,983	12,538,022	29,280,019

EXPENSES:
Investment advisory fees	1,955,537	862,755	1,392,143	2,809,467
Distribution fees Class A	450,173	127,949	160,718	495,157
Income taxes on recovered refunds (b)	5,371,685	1,490,115	–	–
Transfer agent fees	37,742	29,116	34,861	59,821
Trustee fees	109,890	55,077	184,770	273,727
Legal fees	81,758	36,025	97,141	163,832
Printing fees	55,020	36,632	1,300	52,679
Custodian fees	82,997	61,656	96,636	118,806
Registration and filing fees	41,380	32,436	55,260	44,059
Audit fees	83,250	78,250	49,450	48,285
Other	98,646	88,759	116,067	218,332

Total expenses before reimbursed/waived expenses	8,368,078	2,898,770	2,188,346	4,284,165
Interest expense (Note 11)	1,020	1,645	60	624

Total operating expenses before reimbursed/waived expenses	8,369,098	2,900,415	2,188,406	4,284,789
Expenses reimbursed (Note 3)	–	–	(257,618)	(525,704)
Expenses waived by investment adviser (Note 3)	(10,864)	(4,793)	(19,888)	(21,611)

Total operating expenses	8,358,234	2,895,622	1,910,900	3,737,474

Net Investment Income	15,120,451	3,923,361	10,627,122	25,542,545

Realized gain/(loss) on investment transactions	540,532	(871,520)	3,028,168	(19,494,513)
Realized gain on futures contracts	–	–	539,458	–
Realized gain on swap contracts	–	–	(112,881)	(333,730)
Realized (loss) on forward foreign currency exchange contracts	–	–	(1,230,205)	1,969,401
Realized gain/(loss) on foreign currency transactions	(1,294,519)	(21,457)	(197,788)	(364,111)

Net realized gain/(loss) from investment transactions, futures contracts, swap contracts, forward foreign currency exchange contracts, and foreign currency transactions	(753,987)	(892,977)	2,026,752	(18,222,953)

Net change in unrealized appreciation/(depreciation) on investment transactions	37,090,487	17,179,677	(10,788,423)	40,169,683
Net change in unrealized appreciation/depreciation on swap contracts	–	–	9,533	–
Net change in unrealized appreciation/depreciation on futures contracts	–	–	(241,073)	–
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	–	1,154,492	(4,830,766)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	64,691	33,786	(12,276)	74,005

Net change in unrealized appreciation/(depreciation) from investment transactions, futures contracts, swap contracts, forward foreign currency exchange contracts, and foreign currency transactions	37,155,178	17,213,463	(9,877,747)	35,412,922

Net realized/unrealized gain/(loss) from investment transactions, futures contracts, swap contracts, forward foreign currency exchange contracts, and foreign currency transactions	36,401,191	16,320,486	(7,850,995)	17,189,969

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$51,521,642	$20,243,847	$2,776,127	$42,732,514

(a)	Dividend income includes one-time withholding tax refunds paid to the Fund during the year ended October 31, 2017 for taxes withheld in prior periods. See note 2g of the Notes to Financial Statements.
(b)	See note 2g of the Notes to Financial Statements

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

40	Annual Report 2017

Statements of Changes in Net Assets

	Aberdeen Select International Equity Fund		Aberdeen Select International Equity Fund II
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$15,120,451	$4,991,754	$3,923,361	$1,849,446
Net realized loss from investment transactions, futures contracts, swap contracts, forward foreign currency exchange contracts, and foreign currency transactions	(753,987)	(40,289,908)	(892,977)	(17,730,507)
Net change in unrealized appreciation/(depreciation) on investment transactions, futures contracts, swap contracts, forward foreign currency exchange contracts, and foreign currency transactions	37,155,178	34,991,807	17,213,463	14,906,853

Changes in net assets resulting from operations	51,521,642	(306,347)	20,243,847	(974,208)

Distributions to Shareholders From:
Net investment income:
Class A	(1,729,501)	(7,266,740)	(794,000)	(2,281,685)
Institutional Class	(384,167)	(1,312,755)	(804,604)	(2,004,083)

Change in net assets from shareholder distributions	(2,113,668)	(8,579,495)	(1,598,604)	(4,285,768)

Common Stock Transactions:
Change in net assets from capital transactions	(50,934,914)	(63,004,165)	(28,203,733)	(39,423,360)

Change in net assets	(1,526,940)	(71,890,007)	(9,558,490)	(44,683,336)

Net Assets:
Beginning of year	214,187,631	286,077,638	103,580,182	148,263,518

End of year	$212,660,691	$214,187,631	$94,021,692	$103,580,182

Accumulated net investment income at end of year	$8,182,587	$996,362	$2,271,070	$1,199,505

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,176,305	$3,520,938	$2,613,795	$3,302,327
Dividends reinvested	1,674,291	7,047,478	767,912	2,211,187
Cost of shares redeemed	(54,675,238)	(63,472,070)	(23,223,934)	(22,625,201)

Total Class A	(45,824,642)	(52,903,654)	(19,842,227)	(17,111,687)

Institutional Class Shares
Proceeds from shares issued	12,287,211	1,091,627	3,231,423	3,506,655
Dividends reinvested	369,916	1,259,027	716,120	1,788,327
Cost of shares redeemed	(17,767,399)	(12,451,165)	(12,309,049)	(27,606,655)

Total Institutional Class	(5,110,272)	(10,100,511)	(8,361,506)	(22,311,673)

Change in net assets from capital transactions:	$(50,934,914)	$(63,004,165)	$(28,203,733)	$(39,423,360)

SHARE TRANSACTIONS:
Class A Shares
Issued	282,021	169,839	242,700	336,523
Reinvested	77,802	345,804	81,867	244,619
Redeemed	(2,208,424)	(2,960,685)	(2,257,994)	(2,415,815)

Total Class A Shares	(1,848,601)	(2,445,042)	(1,933,427)	(1,834,673)

Institutional Class Shares
Issued	473,495	48,753	297,315	364,152
Reinvested	16,792	60,385	76,427	198,089
Redeemed	(666,446)	(568,512)	(1,146,114)	(2,926,559)

Total Institutional Class Shares	(176,159)	(459,374)	(772,372)	(2,364,318)

Total change in shares:	(2,024,760)	(2,904,416)	(2,705,799)	(4,198,991)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Annual Report	41

Statements of Changes in Net Assets (concluded)

	Aberdeen Total Return Bond Fund		Aberdeen Global High Income Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$10,627,122	$24,382,492	$25,542,545	$50,770,277
Net realized gain/(loss) from investment transactions, futures contracts, swap contracts, forward foreign currency exchange contracts, and foreign currency transactions	2,026,752	13,262,791	(18,222,953)	(131,201,967)
Net change in unrealized appreciation/(depreciation) on investment transactions, futures contracts, swap contracts, forward foreign currency exchange contracts, and foreign currency transactions	(9,877,747)	10,657,414	35,412,922	72,783,155

Changes in net assets resulting from operations	2,776,127	48,302,697	42,732,514	(7,648,535)

Distributions to Shareholders From:
Net investment income:
Class A	(856,565)	(804,456)	(9,732,798)	(12,940,756)
Institutional Class	(5,137,062)	(11,635,403)	(13,130,842)	(23,383,937)
Net realized gains:
Class A	(2,234,881)	–	–	–
Institutional Class	(14,581,517)	–	–	–
Tax return of capital:
Class A	–	–	(804,998)	–
Institutional Class	–	–	(951,720)	–

Change in net assets from shareholder distributions	(22,810,025)	(12,439,859)	(24,620,358)	(36,324,693)

Common Stock Transactions:
Change in net assets from capital transactions	(183,768,674)	(519,267,893)	(213,758,294)	(691,650,006)

Change in net assets	(203,802,572)	(483,405,055)	(195,646,138)	(735,623,234)

Net Assets:
Beginning of year	519,577,014	1,002,982,069	584,834,568	1,320,457,802

End of year	$315,774,442	$519,577,014	$389,188,430	$584,834,568

Accumulated net investment income/(loss) at end of year	$1,240,939	$(1,014,347)	$402,123	$(73,080)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$15,274,583	$16,784,233	$53,455,321	$64,778,775
Dividends reinvested	2,885,508	741,485	10,134,195	12,438,271
Cost of shares redeemed	(18,528,123)	(30,570,235)	(120,391,587)	(349,375,916)

Total Class A	(368,032)	(13,044,517)	(56,802,071)	(272,158,870)

Institutional Class Shares
Proceeds from shares issued	58,714,536	149,682,968	59,736,716	144,838,165
Dividends reinvested	17,967,234	10,951,764	7,881,677	14,661,454
Cost of shares redeemed	(260,082,412)	(666,858,108)	(224,574,616)	(578,990,755)

Total Institutional Class	(183,400,642)	(506,223,376)	(156,956,223)	(419,491,136)

Change in net assets from capital transactions:	$(183,768,674)	$(519,267,893)	$(213,758,294)	$(691,650,006)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,150,715	1,244,630	5,969,227	7,639,129
Reinvested	221,027	55,056	1,141,452	1,457,481
Redeemed	(1,396,949)	(2,255,811)	(13,523,934)	(40,835,590)

Total Class A Shares	(25,207)	(956,125)	(6,413,255)	(31,738,980)

Institutional Class Shares
Issued	4,494,195	11,204,546	7,080,491	18,154,335
Reinvested	1,396,806	825,130	946,727	1,822,279
Redeemed	(19,924,605)	(49,274,628)	(26,954,236)	(71,688,072)

Total Institutional Class Shares	(14,033,604)	(37,244,952)	(18,927,018)	(51,711,458)

Total change in shares:	(14,058,811)	(38,201,077)	(25,340,273)	(83,450,438)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

42	Annual Report 2017

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$22.26	$1.75	(e)	$4.22	$5.97	$(0.22)	$–	$(0.22)	$28.01
Year Ended October 31, 2016	22.82	0.45	(f)	(0.29)	0.16	(0.72)	–	(0.72)	22.26
Year Ended October 31, 2015	28.00	0.62	(h)	(4.60)	(3.98)	(1.20)	–	(1.20)	22.82
Year Ended October 31, 2014	28.63	1.09		(1.12)	(0.03)	(0.60)	–	(0.60)	28.00
Year Ended October 31, 2013	23.84	0.37		4.55	4.92	(0.13)	–	(0.13)	28.63
Institutional Class Shares
Year Ended October 31, 2017	22.84	1.72	(e)	4.46	6.18	(0.29)	–	(0.29)	28.73
Year Ended October 31, 2016	23.40	0.51	(f)	(0.28)	0.23	(0.79)	–	(0.79)	22.84
Year Ended October 31, 2015	28.69	0.67	(h)	(4.68)	(4.01)	(1.28)	–	(1.28)	23.40
Year Ended October 31, 2014	29.33	1.19		(1.16)	0.03	(0.67)	–	(0.67)	28.69
Year Ended October 31, 2013	24.44	0.31		4.80	5.11	(0.22)	–	(0.22)	29.33

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Loss per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $(0.14), 20.27%, and (0.55)%, respectively. For Institutional Class Shares, these amounts would have been $(0.24), 20.55%, and (0.92)%, respectively.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

44	Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursement/Waivers and Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets (b)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)

27.14	%(e)	$177,342	1.42%	3.93%	3.93%	7.02	%(e)	18%
0.99	%(f)(g)	182,094	1.35%	1.42%	1.42%	2.08	%(f)	23%
(14.62	%)(h)	242,444	1.28%	1.28%	1.28%	2.47	%(h)	11%
(0.04%)		397,911	1.26%	1.26%	1.26%	3.83%		12%
20.70%		554,922	1.25%	1.25%	1.26%	1.39%		94%

27.42	%(e)	35,318	1.17%	3.46%	3.46%	6.65	%(e)	18%
1.30	%(f)(g)	32,094	1.10%	1.17%	1.17%	2.31	%(f)	23%
(14.40	%)(h)	43,633	1.04%	1.04%	1.04%	2.56	%(h)	11%
0.19%		82,014	1.02%	1.02%	1.03%	4.06%		12%
21.04%		110,893	1.03%	1.03%	1.04%	1.15%		94%

(f)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been reduced by $0.03, 0.13%, and 0.13%, respectively. For Institutional Class Shares, these amounts would have been reduced by $0.03, 0.13%, and 0.13%, respectively.
(g)	Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment that was made from affiliate, during the fiscal year ended October 31, 2016, which contributed $113,111 to the Select International Equity Fund to correctly record an aged dividend receivable at its net realizable value inclusive of currency fluctuations. If such payment was excluded, the total return would have been 0.94% for Class A Shares and 1.21% for Institutional Class Shares.
(h)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been $0.53, (15.03%), and 2.11%, respectively. For Institutional Class Shares, these amounts would have been $0.58, (14.80%), and 2.20%, respectively.

2017 Annual Report	45

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund II

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$9.79	$0.43	(e)	$1.89		$2.32	$(0.16)	$–	$(0.16)	$11.95
Year Ended October 31, 2016	10.03	0.14	(f)	(0.08)		0.06	(0.30)	–	(0.30)	9.79
Year Ended October 31, 2015	12.23	0.21	(h)	(1.89	)(i)	(1.68)	(0.52)	–	(0.52)	10.03
Year Ended October 31, 2014	12.18	0.42		(0.36)		0.06	(0.01)	–	(0.01)	12.23
Year Ended October 31, 2013	10.38	0.13		1.92		2.05	(0.25)	–	(0.25)	12.18
Institutional Class Shares
Year Ended October 31, 2017	9.81	0.45	(e)	1.88		2.33	(0.18)	–	(0.18)	11.96
Year Ended October 31, 2016	10.04	0.16	(f)	(0.06)		0.10	(0.33)	–	(0.33)	9.81
Year Ended October 31, 2015	12.25	0.24	(h)	(1.90	)(i)	(1.66)	(0.55)	–	(0.55)	10.04
Year Ended October 31, 2014	12.20	0.46		(0.38)		0.08	(0.03)	–	(0.03)	12.25
Year Ended October 31, 2013	10.45	0.11		1.97		2.08	(0.33)	–	(0.33)	12.20

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Loss per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $(0.06), 20.03%, and (0.61)%, respectively. For Institutional Class Shares, these amounts would have been $(0.04), 20.24%, and (0.37)%, respectively.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

46	Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund II (concluded)

		Ratios/Supplemental Data
Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursement/Waivers and Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets (b)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)

24.10	%(e)	$49,363	1.58%	3.14%	3.15%	3.98	%(e)	13%
0.83	%(f)(g)	59,390	1.45%	1.49%	1.50%	1.49	%(f)	23%
(14.16	%)(h)(i)	79,263	1.38%	1.38%	1.38%	1.93	%(h)	12%
0.46%		120,387	1.32%	1.32%	1.33%	3.41%		11%
20.00%		168,028	1.21%	1.21%	1.23%	1.19%		97%

24.32	%(e)	44,659	1.33%	2.88%	2.89%	4.22	%(e)	13%
1.25	%(f)(g)	44,191	1.22%	1.26%	1.27%	1.71	%(f)	23%
(13.96	%)(h)(i)	69,000	1.13%	1.13%	1.13%	2.16	%(h)	12%
0.64%		108,665	1.10%	1.10%	1.11%	3.69%		11%
20.36%		157,876	1.04%	1.04%	1.04%	1.02%		97%

(f)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been reduced by $0.02, 0.21%, and 0.20%, respectively. For Institutional Class Shares, these amounts would have been by reduced $0.03, 0.31%, and 0.19%, respectively.
(g)	Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment that was made from affiliate, during the fiscal year ended October 31, 2016, which contributed $127,579 to the Select International Equity Fund II, to correctly record an aged dividend receivable at its net realizable value inclusive of currency fluctuations. If such payment was excluded, the total return would have been 0.73% for Class A Shares and 1.04% for Institutional Class Shares.
(h)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds (Note 2g of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets for Class A Shares would have been $0.18, (14.42%), and 1.66%, respectively. For Institutional Class Shares, these amounts would have been $0.21, (14.22%), and 1.89%, respectively.
(i)	Included within Net Realized and Unrealized Gains (Losses) on Investment per share is a payment that was made from affiliate, during the fiscal year ended October 31, 2015, which contributed $305,291 to the Select International Equity Fund II, to correctly record an aged dividend receivable at its net realizable value inclusive of currency fluctuations. If such payment was excluded, the total return would have been (14.33%) for Class A Shares and (14.13%) for Institutional Class Shares.

2017 Annual Report	47

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Total Return Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$13.83	$0.33	$(0.18)	$0.15	$(0.18)	$(0.47)	$–	$(0.65)	$13.33
Year Ended October 31, 2016	13.32	0.34	0.32	0.66	(0.15)	–	–	(0.15)	13.83
Year Ended October 31, 2015	13.60	0.32	(0.19)	0.13	(0.22)	(0.17)	(0.02)	(0.41)	13.32
Year Ended October 31, 2014	13.30	0.34	0.18	0.52	(0.22)	–	–	(0.22)	13.60
Year Ended October 31, 2013	14.17	0.31	(0.56)	(0.25)	(0.29)	(0.30)	(0.03)	(0.62)	13.30
Institutional Class Shares
Year Ended October 31, 2017	13.64	0.36	(0.18)	0.18	(0.21)	(0.47)	–	(0.68)	13.14
Year Ended October 31, 2016	13.14	0.36	0.33	0.69	(0.19)	–	–	(0.19)	13.64
Year Ended October 31, 2015	13.43	0.35	(0.20)	0.15	(0.25)	(0.17)	(0.02)	(0.44)	13.14
Year Ended October 31, 2014	13.13	0.37	0.18	0.55	(0.25)	–	–	(0.25)	13.43
Year Ended October 31, 2013	14.03	0.35	(0.56)	(0.21)	(0.36)	(0.30)	(0.03)	(0.69)	13.13

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

48	Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Total Return Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

1.21	%(d)	$62,556	0.69%	0.76%	2.46%	151%
5.02%		65,242	0.69%	0.74%	2.47%	151%
0.91%		75,595	0.69%	0.71%	2.37%	102%
3.96%		152,196	0.68%	0.69%	2.56%	128%
(1.81%)		153,370	0.68%	0.70%	2.29%	265%

1.50	%(d)	253,218	0.44%	0.51%	2.71%	151%
5.29%		454,335	0.44%	0.47%	2.72%	151%
1.12%		927,387	0.44%	0.45%	2.62%	102%
4.25%		1,361,252	0.42%	0.43%	2.81%	128%
(1.59%)		1,449,776	0.42%	0.43%	2.56%	265%

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2017 Annual Report	49

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global High Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$8.80	$0.52	$0.38	$0.90	$(0.43)	$–	$(0.04)	$(0.47)	$9.23
Year Ended October 31, 2016	8.98	0.49	(0.33)	0.16	(0.34)	–	–	(0.34)	8.80
Year Ended October 31, 2015	10.38	0.62	(1.22)	(0.60)	(0.44)	(0.25)	(0.11)	(0.80)	8.98
Year Ended October 31, 2014	10.61	0.62	(0.13)	0.49	(0.61)	(0.11)	–	(0.72)	10.38
Year Ended October 31, 2013	10.30	0.72	0.30	1.02	(0.71)	–	–	(0.71)	10.61
Institutional Class Shares
Year Ended October 31, 2017	8.28	0.51	0.35	0.86	(0.45)	–	(0.04)	(0.49)	8.65
Year Ended October 31, 2016	8.47	0.48	(0.31)	0.17	(0.36)	–	–	(0.36)	8.28
Year Ended October 31, 2015	9.85	0.61	(1.16)	(0.55)	(0.47)	(0.25)	(0.11)	(0.83)	8.47
Year Ended October 31, 2014	10.10	0.61	(0.11)	0.50	(0.64)	(0.11)	–	(0.75)	9.85
Year Ended October 31, 2013	9.84	0.71	0.29	1.00	(0.74)	–	–	(0.74)	10.10

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Includes interest expense that amounts to less than 0.01%.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

50	Annual Report 2017

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global High Income Fund (concluded)

		Ratios/Supplemental Data
Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

10.50%		$185,613	1.00%	1.14%	5.79%	51%
1.91%		233,369	1.00%	1.06%	5.76%	72%
(6.01	%)(e)	522,964	1.00%	1.04%	6.43%	79%
4.70%		823,808	1.00%	1.01%	5.76%	96%
10.20%		999,250	0.99%	1.00%	6.83%	57%

10.76%		203,575	0.75%	0.87%	6.01%	51%
2.21%		351,466	0.75%	0.79%	6.00%	72%
(5.85%)		797,494	0.75%	0.76%	6.68%	79%
5.01%		1,561,293	0.74%	0.75%	6.01%	96%
10.53%		1,553,543	0.75%	0.75%	7.10%	57%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The total return shown above includes the impact of financial statement adjustments to the NAV per share.

2017 Annual Report	51

Notes to Financial Statements

October 31, 2017

1. Organization

Aberdeen Investment Funds (the “Trust”) was organized as a business trust under the laws of the State of Massachusetts by a Master Trust Agreement adopted on April 30, 1992 and is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. As of October 31, 2017, the Trust offered four diversified, open-ended investment funds: Aberdeen Select International Equity Fund (the “Select International Equity Fund”), Aberdeen Select International Equity Fund II (the “Select International Equity Fund II”), Aberdeen Total Return Bond Fund (the “Total Return Bond Fund”), and Aberdeen Global High Income Fund (the “Global High Income Fund”). Each series of the Trust is also referred to herein as a “Fund” or collectively, the “Funds”.

Each of the Funds offers multiple share classes. As of October 31, 2017, all of the Funds offered Class A and Institutional Class shares. The classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds’ prospectus. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

Each Fund has distinct investment objectives. Following are the objectives for the Funds:

Fund Name	Investment Objective
Select International Equity Fund	Seeks long-term growth of capital.
Select International Equity Fund II	Seeks long-term growth of capital.
Total Return Bond Fund	Seeks to provide total return, which is derived from capital appreciation and income.
Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with the Funds’ valuation procedures (the “Valuation Procedures”) and regulatory requirements. Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Each Fund’s assets for which market quotations are readily available are valued at fair value on the basis of quotations furnished by a pricing service or provided by securities dealers. Equity investments are generally valued using the last sale price or official closing price taken from the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current quoted bid and ask prices.

Foreign equity securities that are traded on foreign exchanges that close prior to 4:00 p.m. Eastern time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

52	Annual Report 2017

Notes to Financial Statements (continued)

October 31, 2017

Per an amendment to the Valuation Procedures that became effective February 21, 2017, fixed income securities, which previously had been generally valued using the mean of bid and ask prices, are now generally valued using bid prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the Valuation Procedures approved by the Trust’s Board of Trustees (the “Board”). The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine current fair value. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and strategies employed by the Funds’ investment adviser, Aberdeen Asset Management Inc. (the “Adviser”), generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” size that may be affected at lower or higher prices than institutional round lot trades. Short-term Fixed Income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Assets and liabilities initially expressed in foreign currency will be converted into U.S. Dollar values. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. To the extent each Fund invests in other open-ended funds, the Fund will calculate its net asset value (“NAV”) based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use good faith fair value pricing and the effects of such fair value pricing.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, which has an objective to maintain a $1.00 NAV, which is not guaranteed. Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Derivative instruments are generally valued according to the following procedures. For forward currency exchange contracts the market value is interpolated by the pricing agent by using forward spot points obtained from an authorized pricing service. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Generally for swap agreements, if quotes are unavailable from authorized pricing services swap pricing is determined using a modelling tool which considers and forecasts the impact of cash flow projections, prevailing and expected interest rate movements, and potential credit events. Swap prices are generally evaluated based upon the latest available data provided by the counterparty and rely upon an industry accepted modelling tool.

When market quotations or exchange rates are not readily available or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures. For options, swaps and warrants, a fair value price may be determined using readily available market quotations, prices provided by independent pricing services, or by using modeling tools provided by industry accepted financial data service providers. Key inputs to such tools may include yield and prices from comparable or reference assets, maturity or expiration dates, ratings and interest rates. In addition, the Adviser, through its pricing committee, may determine the fair value price in accordance with the Valuation Procedures approved by the Board.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

2017 Annual Report	53

Notes to Financial Statements (continued)

October 31, 2017

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2.

During the fiscal year ended October 31, 2017, Select International Equity Fund and Select International Equity Fund II had transfers between Level 1 and Level 2 because there was a valuation factor applied at October 31, 2017 that had not been applied at a prior period end or a valuation factor applied at a prior period end that was not applied at October 31, 2017. During the fiscal year ended October 31, 2017, Global High Income Fund and Total Return Bond Fund had no transfers between levels. For the fiscal year ended October 31, 2017, other than a change to the general valuation of fixed income securities to use bid prices rather than mid prices effective February 21, 2017, there were no significant changes to the fair valuation methodologies. The following is a summary of Funds which had significant transfers:

Fund	Transfer from Level 1	Transfer from Level 2	Transfer from Level 3
Select International Equity Fund	$5,419,606	$8,524,478	$–
Select International Equity Fund II	2,440,745	3,746,581	–

The following is a summary of the inputs used as of October 31, 2017 in valuing the Funds’ investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)		Total ($)
Select International Equity Fund
Investments in Securities
Common Stocks	39,154,517	161,319,953	–		200,474,470
Closed-End Funds	–	–	–	(1)	–
Government Bonds	–	–	–	(1)	–
Preferred Stocks	5,292,504	11,979,927	–		17,272,431

	44,447,021	173,299,880	–		217,746,901

1 Represents a security that is fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees.

	LEVEL 1– Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Select International Equity Fund II
Investments in Securities
Common Stocks	16,809,530	69,322,779	–	86,132,309
Preferred Stocks	2,236,876	5,195,195	–	7,432,071
Short-Term Investment	1,926,945	–	–	1,926,945

	20,973,351	74,517,974	–	95,491,325

54	Annual Report 2017

Notes to Financial Statements (continued)

October 31, 2017

	LEVEL 1– Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)		Total ($)
Total Return Bond Fund
Investments in Securities
Asset-Backed Securities	–	40,055,716	–		40,055,716
Commercial Mortgage-Backed Securities	–	35,173,519	–		35,173,519
Non-Agency Mortgage-Backed Securities	–	26,276,879	–		26,276,879
Corporate Bonds	–	82,955,720	–		82,955,720
Municipal Bonds	–	13,379,814	–		13,379,814
Government Bonds	–	13,884,663	–		13,884,663
U.S. Agencies	–	48,320,727	–		48,320,727
U.S. Treasuries	–	40,197,080	–		40,197,080
Agency Mortgage-Backed Securities	–	4,558,980	–		4,558,980
Short-Term Investment	9,387,606	–	–		9,387,606
Other Financial Instruments
Assets
Futures Contracts	202,815	–	–		202,815
Forward Foreign Currency Exchange Contracts	–	4,430,098	–		4,430,098
Liabilities
Futures Contracts	(166,560)	–	–		(166,560)
Forward Foreign Currency Exchange Contracts	–	(3,092,492)	–		(3,092,492)

	9,423,861	306,140,704	–		315,564,565

Global High Income Fund
Investments in Securities
Corporate Bonds	–	362,890,756	–	(1)	362,890,756
Bank Loans	–	1,336,666	2,940,129		4,276,795
Short-Term Investment	19,537,869	–	–		19,537,869
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	583,786	–		583,786
Liabilities
Forward Foreign Currency Exchange Contracts	–	(985,906)	–		(985,906)

	19,537,869	363,825,302	2,940,129		386,303,300

1 Represents a security that is fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees.

Amounts listed as “–” are $0 or round to $0.

2017 Annual Report	55

Notes to Financial Statements (continued)

October 31, 2017

Global High Income Fund Rollforward of Level 3 Fair Value Measurement For the Year Ended October 31, 2017
Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of October 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Held at October 31, 2017
BANK LOANS
Italy	$2,917,045	$12,847	$(35,942)	$211,506	$–	(165,327)	$–	$–	$2,940,129	$186,657
COMMON STOCK
Norway	1,071,207	–	(25,999,162)	29,011,918	–	(4,083,963)	–	–	–	–
CORPORATE BONDS
Canada	1,886,603	7,785	(846,310)	4,680,243	–	(5,728,321)	–	–	–	–
United States	56,250	–	(1,421,834)	1,441,801	–	(76,217)	–	–	–	–
TOTAL	$5,931,105	$20,632	$(28,303,248)	$35,345,468	$–	$(10,053,828)	$–	$–	$2,940,129	$186,657

The following is quantitative information about level 3 fair value measurements:

Description	Fair Value at 10/31/17 ($)	Valuation Technique(s)	Unobservable Inputs	Range	Weighted Average
Global High Income Fund
Bank Loans	$2,940,129	Broker Pricing	Bid/Ask Spread	$116.6	$116.6

Broker Pricing: Includes indicative broker quotes that cannot be corroborated by observable market data.

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.	Foreign Currency Translation

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Investments in emerging markets can be riskier and more volatile than investments in the United States and other developed markets. Adverse political and economic developments can make it more difficult for the Select International Equity Fund and Select International Equity Fund II to sell foreign securities which could reduce the NAV of the Funds. In contrast to more established markets, emerging markets may have governments that are less stable and markets that are less liquid, increasing your investment risk. At October 31, 2017, the Select International Equity Fund held Venezuelan securities and held Venezuelan Bolivar. Venezuela currently imposes foreign exchange controls which prohibit the Select International Equity Fund from repatriating dividends, interest, or other income from investments or proceeds from the sale of Venezuelan securities. The Venezuelan securities and Venezuelan Bolivar have been fair valued at $0.

d.	Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

56	Annual Report 2017

Notes to Financial Statements (continued)

October 31, 2017

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the fiscal year ended October 31, 2017, the Funds used forward contracts to hedge some of the Funds’ foreign currency holdings. Managing active currency risk involves both hedging currency risk and adding currency risk in excess of underlying bond positions. A Fund may also enter into forward contracts to obtain potential appreciation of a foreign currency, which also adds currency risk.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the fiscal year ended October 31, 2017, U.S. Treasury futures contracts were used to manage Total Return Bond Fund’s overall curve and interest rate exposure.

Options

Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The Funds did not hold options as of October 31, 2017.

Swaps

The Total Return Bond Fund enters into interest rate swaps to manage interest-rate exposure. The Global High Income Fund uses credit default swaps to gain, or hedge, exposure to specific companies. A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

2017 Annual Report	57

Notes to Financial Statements (continued)

October 31, 2017

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2017:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Interest Rate Risk	Variation margin receivable for futures contracts Variation margin receivable for centrally cleared interest rate swap contracts	Variation margin payable for futures contracts Variation margin payable for centrally cleared interest rate swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit Risk	Variation margin receivable for centrally cleared credit default swap contracts	Variation margin payable for centrally cleared credit default swap contracts

58	Annual Report 2017

Notes to Financial Statements (continued)

October 31, 2017

The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2017:

Total Return Bond Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2017		Year Ended October 31, 2017
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$4,430,098	Unrealized depreciation on forward currency exchange contracts	$3,092,492
Futures contracts
(interest rate risk)	Variation margin receivable for futures contracts	$–	Variation margin payable for futures contracts	$68,859
Total		$4,430,098		$3,161,351

Global High Income Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2017		Year Ended October 31, 2017
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$583,786	Unrealized depreciation on forward currency exchange contracts	$985,906
Total		$583,786		$985,906

A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2017 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Total Return Bond Fund
Forward foreign currency contracts(2)
Barclays Bank	$389,699	$(274,648)	$–	$115,051	$274,648	$(274,648)	$–	$–
Citibank	287,691	(287,691)	–	–	394,149	(287,691)	–	106,458
Goldman Sachs	827,459	(620,437)	–	207,022	620,437	(620,437)	–	–
HSBC Bank	1,511,283	(663,472)	–	847,811	663,472	(663,472)	–	–
Royal Bank of Canada	793,120	(593,053)	–	200,067	593,053	(593,053)	–	–
UBS	496,889	(25,876)	–	471,013	25,876	(25,876)	–	–
Westpac Banking Corp.	123,957	(123,957)	–	–	520,857	(123,957)	–	396,900

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instruments which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

2017 Annual Report	59

Notes to Financial Statements (continued)

October 31, 2017

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Global High Income Fund
Forward foreign currency contracts(2)
Citibank	$160,739	$(13,078)	$–	$147,661	$13,078	$(13,078)	$–	$–
Goldman Sachs	660	(660)	–	–	139,701	(660)	–	139,041
HSBC Bank	62,987	(3,479)	–	59,508	3,479	(3,479)	–	–
Royal Bank of Canada	337,430	(337,430)	–	–	829,648	(337,430)	–	492,218
UBS	12,872	–	–	12,872	–	–	–	–
Westpac Banking Corp.	9,098	–	–	9,098	–	–	–	–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instruments which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The Effect of Derivative Instruments on the Statement of Operations for the fiscal year ended October 31, 2017:

Aberdeen Total Return Bond Fund
Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives

	Realized/Unrealized Gain/(Loss) from investment transactions, futures contracts, swap contracts, forward foreign currency exchange contracts, and foreign currency transactions
Interest rate swaps
(interest rate risk)		$(112,881)	$9,533
Forward foreign exchange contracts
(foreign exchange risk)		(1,230,205)	1,154,492
Futures contracts
(interest rate risk)		539,458	(241,073)
Total		$(803,628)	$922,952

60	Annual Report 2017

Notes to Financial Statements (continued)

October 31, 2017

Aberdeen Global High Income Fund
Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives

	Realized/Unrealized Gain/(Loss) from investment transactions, futures contracts, swap contracts, forward foreign currency exchange contracts, and foreign currency transactions
Credit default swaps
(credit risk)		$(333,730)	$–
Forward foreign exchange contracts
(foreign exchange risk)		1,969,401	(4,830,766)
Total		$1,635,671	$(4,830,766)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2017. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2017.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)	Long Futures Contracts (Average Notional Value)	Short Futures Contracts (Average Notional Value)	Credit Default Swaps (Average Notional Value)	Interest Rate Swaps (Average Notional Value)	Options purchased (Average Notional Value)
Total Return Bond Fund	$91,869,172	$123,734,751	$52,996,130	$16,464,145	$–	$22,950,000	$60,000	*
Global High Income Fund	42,538,769	117,535,910	–	–	8,167,500	–

The Funds value derivatives at fair value, as described in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

*	Average notional value for the period from August 1, 2017 through August 31, 2017.

e.	Bank Loans

Global High Income Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

Global High Income Fund may enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Global High Income Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

2017 Annual Report	61

Notes to Financial Statements (continued)

October 31, 2017

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

f.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses among classes is based on the total net asset value of each class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and Transfer Agent fees) are charged to that class.

g.	Foreign Taxes

Funds that invest in foreign securities are subject to foreign taxes that may be imposed by certain countries in which the Funds invest. The Funds generally record foreign taxes based on applicable foreign tax law. The Funds incur withholding taxes on certain foreign dividends and interest, and those taxes are accrued at the time the associated income is recorded. The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

The Select International Equity Fund and Select International Equity Fund II (collectively, the “International Equity Funds”) have received payments for Article 63 EU Tax Reclaims related to prior years (2005-2015). The Article 63 EU Tax Reclaim payments received by the International Equity Funds from certain EU countries as of the date of this report significantly increased the Select International Equity Fund’s performance from December 16, 2016 and the Select International Equity Fund II’s performance from February 1, 2017. Without these payments, each International Equity Fund’s performance would have been lower during this period. In the tax years for which the International Equity Funds filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that these Funds paid to foreign jurisdictions. The receipt by the International Equity Funds of the tax reclaims from these jurisdictions will also result in tax liability to the relevant Fund to offset the tax benefits that shareholders received in the past, the precise amount of the tax is uncertain and subject to settlement negotiations with the U.S. Internal Revenue Service (“U.S. IRS”). Based on information available as of the date of this report, an estimated tax amount has been accrued and is reflected within each International Equity Fund’s net asset value and performance. Furthermore, upon final determination of the U.S. IRS, if the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the relevant International Equity Fund’s expenses, net asset value and performance may be materially adversely impacted. On November 20, 2017, based on information obtained during informal discussions with the U.S. IRS, the estimated tax amount accrued within the International Equity Funds was adjusted, resulting in an impact of -0.86% and -0.42%, respectively, to net assets of Select International Equity Fund and Select International Equity Fund II. The precise amount of the tax remains uncertain as the matter remains unsettled with the U.S. IRS.

The International Equity Funds have Article 63 EU Tax Reclaims outstanding related to prior years (2005-2015). Consistent with U.S. GAAP accrual requirements, the International Equity Funds have recognized the Article 63 EU Tax Reclaims when a payment has been received, and have not recorded a receivable amount for any outstanding Article 63 EU Tax Reclaims because there is limited historical precedent for U.S. funds collecting reclaims of this magnitude and the total amount of the reclaims that these funds may receive in the future is uncertain. Any additional amounts to which the International Equity Funds may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of each fund at that time. In addition, Article 63 EU Tax Reclaims amounts received will be subject to tax. The U.S. IRS has not yet determined the amount of taxes that the Fund must pay on these amounts. For tax accounting purposes, interest payments received on these payments are treated as income and will be distributed in due course. As of October 31, 2017, the total amount of reclaims filed for which no payments have been received by the International Equity Funds in the countries that may be affected by the European courts’ decisions (namely, The Netherlands, Spain, Germany, France, Poland, and Sweden) represents approximately 5.3% and 7.9%, respectively, of net assets of Select International Equity Fund and Select International Equity Fund II before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims. These amounts net of estimated taxes represent 3.1% and 4.6%, respectively, of net assets of Select International Equity Fund and Select International Equity Fund II. Receipt by a Fund of these amounts will make the Fund’s performance seem higher than it would be as a result of the performance of its portfolio investments.

62	Annual Report 2017

Notes to Financial Statements (continued)

October 31, 2017

The payments received on tax reclaims within the year ended October 31, 2017 and from prior periods were as follows:

	Amount	Percent of Total Net Assets		Received Date Range
Select International Equity Fund
Withholding Tax Refunds Received from Country:
Finland	$1,355,000	0.35%	*	5/21/2015
Poland	16,452,314	7.74%	**	12/16/2016-2/24/2017
Select International Equity Fund II
Withholding Tax Refunds Received from Country:
Finland	$500,000	0.25%	*	5/21/2015
Poland	4,400,193	4.68%	**	2/1/2017-2/24/2017

*	As of October 31, 2015
**	October 31, 2017

h.	Distributions

Distributions from net investment income, if any, are declared and paid monthly for the Total Return Bond Fund and Global High Income Fund. Distributions from net investment income, if any, are declared and paid annually for the Select International Equity Fund and Select International Equity Fund II. The Funds will also declare and pay distributions annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Additional distributions of net investment income and capital gains may be made at the discretion of the Board to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”), for certain undistributed amounts.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

i.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Funds’ investment adviser, sub-advisers, distributor and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, was announced on March 6, 2017 and closed on August 14, 2017. (“Merger”) Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Funds are not required to take any action as a result of the Merger. Following the Merger, the Funds’ investment adviser, sub-advisers, distributor and administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment advisory, investment sub-advisory, distribution and administration agreements that the Trust, on behalf of the Funds, has with Aberdeen PLC’s subsidiary companies, the services provided under the agreements, and the fees charged for those services did not change as a result of the Merger. The portfolio management team for each Fund has remained the same following the Merger.

2017 Annual Report	63

Notes to Financial Statements (continued)

October 31, 2017

a.	Investment Adviser

Under the Investment Advisory Agreements with the Funds, effective May 22, 2013, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Prior to May 22, 2013, the Funds were managed by Artio Global Management LLC (the “Predecessor Adviser”).

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Select International Equity Fund	Of the first $5 billion	0.900%
	On the next $2.5 billion	0.880%
	Over $7.5 billion	0.850%
Select International Equity Fund II	Of the first $5 billion	0.900%
	On the next $2.5 billion	0.880%
	Over $7.5 billion	0.850%
Total Return Bond Fund	On all assets	0.350%
Global High Income Fund	Of the first $5 billion	0.650%
	On the next $2.5 billion	0.630%
	On the next $2.5 billion	0.600%
	Over $10 billion	0.590%

The Adviser has engaged the services of Aberdeen Asset Managers Limited (the “Subadviser”), an affiliate, pursuant to the subadvisory agreements. The Subadviser manages a portion of the International Equity Funds’ investments and has responsibility for making all investment decisions for the portion of a Fund’s assets that it manages. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadviser.

Certain of the Funds and Aberdeen have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of each Fund from exceeding the amounts listed below. This contractual limitation may not be terminated without the approval of the Board until the earlier of (a) the termination of the Investment Advisory Agreement or (b) the end of February, 2018. This limit excludes certain expenses, including taxes, interest, brokerage commissions, and other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Fund	Class A Limit	Institutional Class Limit
Total Return Bond Fund	0.69%	0.44%
Global High Income Fund	1.00%	0.75%

The Adviser has agreed to continue to waive a portion of its management fee for each of the Funds at the annual rate of 0.005% of the respective Funds’ average daily assets. The waiver may be terminated at any time by the Board.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made.

However, no reimbursement will be made for fees waived unless:

(i)	the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and
(ii)	the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreements in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

64	Annual Report 2017

Notes to Financial Statements (continued)

October 31, 2017

As of October 31, 2017, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Fiscal Year 2017 (Expires 10/31/20)	Total*
Select International Equity Fund	$–	$–	$–	$–
Select International Equity Fund II	–	–	–	–
Total Return Bond Fund	82,622	262,142	257,618	602,382
Global High Income Fund	198,764	367,227	525,704	1,091,695

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

4. Distributor and Shareholder Services

The Funds and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Funds’ shares. Prior to May 22, 2013, Quasar Distributors, LLC (“Quasar”) was the distributor of the Funds.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of 0.25% for Class A shares.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board members and a majority of those Board members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2017, were as follows:

Fund	Purchases	Sales
Select International Equity Fund	$37,830,694	$70,585,728
Select International Equity Fund II	12,042,365	36,425,305
Total Return Bond Fund	581,515,769	782,816,001
Global High Income Fund	209,885,513	427,821,693

6. Investments in Affiliated Issuers

An affiliated issuer, as defined under the 1940 Act, includes an issuer in which a Fund holds 5% or more of the issuer’s outstanding voting securities. A summary of the Funds’ investments in securities of these issuers for the fiscal year ended October 31, 2017 is set forth below:

Affiliate	Shares Held October 31, 2017	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Fair Value October 31, 2017
Global High Income Fund
Deep Ocean	–	$–	$(4,083,963)	$–	$–

Amounts	listed as “–” are $0 or round to $0.

2017 Annual Report	65

Notes to Financial Statements (continued)

October 31, 2017

7. Portfolio Investment Risks

a.	Active Trading Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

b.	Asset-Backed Securities Risk

Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

c.	Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns.

d.	Country/Regional Focus Risk

Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

e.	Corporate Bonds

Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

f.	Credit Default Swap Risk

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swap contracts may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap contracts. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund. Additionally, to the extent the Fund sells credit default swap contracts, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap in the event of a default of the referenced debt obligation.

g.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

h.	Derivatives Risk (Including Options, Futures and Swaps)

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

66	Annual Report 2017

Notes to Financial Statements (continued)

October 31, 2017

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

i.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

j.	Extension Risk

Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

k.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

l.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

m.	High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

n.	Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Each Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. A Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

o.	Impact of Large Redemptions and Purchases of Fund Shares Risk

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Assets.

p.	Interest Rate Risk

A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to

2017 Annual Report	67

Notes to Financial Statements (continued)

October 31, 2017

those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

q.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

r.	Large-Cap Securities Risk

Stocks issued by large cap companies subject the Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

s.	Leverage Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also cause leveraging risk.

t.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

u.	Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

v.	Mortgage-Related Securities Risk

Certain Funds may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

w.	Municipal Securities Risk

Certain Funds may invest in municipal bonds which may be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal Bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal Bond can fall when interest rates rise and can rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal Bonds and higher for long term Municipal Bonds. Under certain market conditions, the Adviser may purchase Municipal Bonds that the Adviser perceives are undervalued. Undervalued Municipal Bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal Bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal Bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal Bonds, if the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal Bonds are subject to credit or default risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due.

x.	Prepayment Risk

As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

y.	Private Placements and Other Restricted Securities Risk

Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing a Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and a Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

68	Annual Report 2017

Notes to Financial Statements (continued)

October 31, 2017

z.	Securities Selection Risk

Each Fund’s investment team may select securities that underperform the market or other Funds with similar investment objectives and strategies.

aa.	Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

bb.	Sovereign Debt Risk

Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by a Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. A Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly.

cc.	Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and such Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

dd.	Variable and Floating Rate Securities Risk

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances.

Please read the prospectus for more detailed information regarding these and other risks.

8. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

As of October 31, 2017, the tax cost of investments (including derivatives, if applicable) and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Select International Equity Fund	$240,694,508	$34,318,477	$(57,266,083)	$(22,947,606)
Select International Equity Fund II	92,592,983	14,979,962	(12,081,620)	2,898,342
Total Return Bond Fund	378,196,891	3,812,671	(2,744,361)	1,068,310
Global High Income Fund	380,022,188	15,293,811	(9,012,699)	6,281,112

2017 Annual Report	69

Notes to Financial Statements (continued)

October 31, 2017

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Select International Equity Fund	$2,113,668	$–	$2,113,668	$–	$–	$2,113,668
Select International Equity Fund II	1,598,604	–	1,598,604	–	–	1,598,604
Total Return Bond Fund	17,888,949	4,921,076	22,810,025	–	–	22,810,025
Global High Income Fund	22,863,640	–	22,863,640	–	1,756,718	24,620,358

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Select International Equity Fund	$8,579,495	$–	$8,579,495	$–	$–	$8,579,495
Select International Equity Fund II	4,285,768	–	4,285,768	–	–	4,285,768
Total Return Bond Fund	12,439,859	–	12,439,859	–	–	12,439,859
Global High Income Fund	36,324,693	–	36,324,693	–	–	36,324,693

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Select International Equity Fund	$–	$8,331,714	$–	$–	$–	$–	$–	$(24,593,768)	$(389,010,013)	$(405,272,067)
Select International Equity Fund II	–	2,365,288	–	–	–	–	(9,965)	2,897,779	(145,555,235)	(140,302,133)
Total Return Bond Fund	–	2,610,005	1,637,864	–	–	–	(207,910)	1,051,916	–	5,091,875
Global High Income Fund	–	–	–	–	–	–	–	6,289,184	(223,674,012)	(217,384,828)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2017, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

70	Annual Report 2017

Notes to Financial Statements (continued)

October 31, 2017

Fund	Amount	Expires
Select International Equity Fund	$17,328,351	Unlimited (Short-Term)
Select International Equity Fund	371,681,662	Unlimited (Long-Term)
Select International Equity Fund II	121,152,924	2018 (Short-Term)
Select International Equity Fund II	2,256,662	Unlimited (Short-Term)
Select International Equity Fund II	22,145,649	Unlimited (Long-Term)
Global High Income Fund	52,103,754	Unlimited (Short-Term)
Global High Income Fund	171,570,258	Unlimited (Long-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gain/(loss), class action – Focus Media, Polish reclaim interest income, litigation, expired capital loss carryforward, Polish reclaim expense reversal, paydown gain/(loss), equalization, distribution re-designations, capital gains tax reclass, and a security spinoff. These reclassifications have no effect on net assets or NAVs per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/ (Loss)	Accumulated Net Realized Gain/(Loss)
Select International Equity Fund	$(1,639,116,067)	$(5,820,558)	$1,644,936,625
Select International Equity Fund II	(1,210,210,911)	(1,253,192)	1,211,464,103
Total Return Bond Fund	1,304,826	(2,378,209)	1,073,383
Global High Income Fund	–	(2,203,702)	2,203,702

10. Significant Shareholders

As of October 31, 2017, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Select International Equity Fund	64.5%	2
Select International Equity Fund II	66.7	4
Total Return Bond Fund	68.1	6
Global High Income Fund	63.5	4

2017 Annual Report	71

Notes to Financial Statements (concluded)

October 31, 2017

11. Line of Credit

Aberdeen Investment Funds (the “Borrowers”) entered into a Credit Agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) to be utilized for temporary or emergency purposes to Fund shareholder redemptions or for other short-term liquidity purposes. The amount of the Credit Facility was reduced from $50,000,000 to $25,000,000 effective April 17, 2017. The Funds may draw up to their stated sublimit (subject to certain other limitations therein):

	Sublimit Amount	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Select International Equity	$25,000,000	$647,777	2.16%	26
Select International Equity II	$25,000,000	1,431,374	2.02%	20
Total Return Bond Fund	$25,000,000	875,000	2.49%	1

In addition, the Global High Income Fund entered into a separate Credit Agreement (the “Global High Income Fund Credit Agreement”) with the Bank. The Global High Income Fund Credit Agreement provides for a revolving credit facility (the “Global High Income Fund Credit Facility”) to be utilized for temporary or emergency purposes to Fund shareholder redemptions or for other short-term liquidity purposes. The amount of the Global High Income Fund Credit Facility was reduced from $100,000,000 to $50,000,000 effective April 17, 2017. The Global High Income Fund may draw the entire $50,000,000 (subject to certain limitations).

	Sublimit Amount	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Global High Income Fund	$50,000,000	$2,268,750	2.47%	4

Principal on each outstanding loan made under the Agreement and the Global High Income Fund Credit Agreement bears the interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of each of the Credit Facility or Global High Income Fund Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, other than the previous disclosure mentioned within Note 2g Foreign Taxes, no disclosures and/or adjustments were required to the financial statements as of October 31, 2017.

72	Annual Report 2017

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Aberdeen Investment Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Investment Funds comprised of the Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, Aberdeen Total Return Bond Fund, and Aberdeen Global High Income Fund (collectively, the “Funds”), as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2017

2017 Annual Report	73

Other Tax Information (Unaudited)

For the period ended October 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

During the year ended October 31, 2017, the following Fund designated dividends as long-term capital gains:

Fund	Amount
Total Return Bond Fund	$5,129,773

Pursuant to Section 852 of the Internal Revenue Code, the amount designated as long-term capital gains distribution in connection with share redemptions.

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2017. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2017) was as follows:

Fund	Foreign Tax
Select International Equity Fund	0.0581
Select International Equity Fund II	0.0243

For the year ended October 31, 2017, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Select International Equity Fund	74.81%
Select International Equity Fund II	64.09%

74	Annual Report 2017

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Investment Funds you incur ongoing costs, including investment advisory fees, shareholder service fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2017 and continued to hold your shares at the end of the reporting period, October 31, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value, May 1, 2017	Actual Ending Account Value, October 31, 2017	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio
Select International Equity Fund[2]
	Class A	$1,000.00	$1,089.90	$1,018.00	$7.53	$7.27	1.43%
	Institutional Class	1,000.00	1,091.20	1,019.31	6.17	5.96	1.17%
Select International Equity Fund II2
	Class A	1,000.00	1,087.40	1,016.94	8.63	8.34	1.64%
	Institutional Class	1,000.00	1,089.30	1,018.30	7.21	6.97	1.37%
Total Return Bond Fund
	Class A	1,000.00	1,018.00	1,021.73	3.51	3.52	0.69%
	Institutional Class	1,000.00	1,018.90	1,022.99	2.24	2.24	0.44%
Global High Income Fund
	Class A	1,000.00	1,049.30	1,020.16	5.17	5.09	1.00%
	Institutional Class	1,000.00	1,050.50	1,021.43	3.88	3.82	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
1	Represents the hypothetical 5% return before expenses.
2	Uncertain taxes and costs associated with Article 63 EU Tax Reclaims are not included in the expense table above for Select International Equity Fund and Select International Equity Fund II. In addition to the operating expenses shown in the table above, the Fund has accrued a tax expense that if included in the table above, the annualized expense ratio and actual expenses paid would materially increase.

2017 Annual Report	75

Supplemental Information (Unaudited)

Board Consideration of Advisory and Sub-Advisory Agreements – Aberdeen Investment Funds

At an in-person meeting of the Board of Trustees of the Aberdeen Investment Funds (the “Trust”) held on June 15, 2017, the Board, including a majority of the Board Members who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), voted to renew for a one-year period the advisory agreement (the “Advisory Agreement”) between Aberdeen Asset Management Inc. (the “Adviser”) and the Trust, on behalf of each of Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, Aberdeen Total Return Bond Fund and Aberdeen Global High Income Fund (collectively, the “Funds”). The Board, including a majority of the Independent Trustees, also voted to renew for a one-year period the sub-advisory agreement between the Adviser and Aberdeen Asset Managers Limited (the “Sub-Adviser”) with respect to Select International Equity Fund and Select International Equity Fund II (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”). The Sub-Adviser is an affiliate of the Adviser. The Adviser and the Sub-Adviser are sometimes referred to collectively as the “Advisers.”

In addition to the meeting on June 15, 2017, the Investment Management and Service Contracts Committee (the “Committee”) met on March 23, 2017, April 20, 2017, May 18, 2017 and June 6, 2017 to discuss, among other things: the peer groups proposed by an independent third party to be used for comparison of the Funds’ fees and performance; the Funds’ performance and expenses, including in-person interviews with the Adviser’s management personnel; information provided by the Advisers in response to an information request made on behalf of the Independent Trustees by their independent legal counsel; supplemental information requested from the Advisers that the Independent Trustees believed to be reasonably necessary for their review of the Advisory Agreements; and the legal standards applicable to the Board’s review.

At the request of the Committee, the Independent Trustees who are not members of the Committee attended and participated in the Committee’s meetings.

In connection with the contract review meetings, the Independent Trustees reviewed a variety of information provided by the Advisers relating to the Funds, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreement. The materials provided generally included, among other items:

•	information on the investment performance of each Fund and comparative performance of peer groups of funds and the Fund’s performance benchmark;

•

information on each Fund’s advisory fees and other expenses, including information comparing each Fund’s advisory fees and other expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints;”

•	sales and redemption data with respect to each Fund;

•	information about the profitability of the Advisory Agreements to the Advisers;

•	reports prepared by the Advisers in response to requests submitted by the Independent Trustees’ independent legal counsel on behalf of the Independent Trustees; and

•

a memorandum from the Independent Trustees’ independent legal counsel regarding the responsibilities of the Board in considering the continuation of investment advisory and investment sub-advisory arrangements under the 1940 Act and state law.

The Board, including the Independent Trustees, also considered other matters such as:

•	the Advisers’ financial results and financial condition;

•	each Fund’s investment objective and strategies;

•	the Advisers’ investment personnel and operations;

•	arrangements relating to the distribution of the Funds’ shares and the related costs;

•	the procedures employed to determine the value of the Funds’ assets;

•

the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services;

•	the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and

•	possible conflicts of interest.

76	Annual Report 2017

Supplemental Information (Unaudited) (continued)

The Board also considered the nature, extent and quality of the services provided to the Funds by the Adviser’s affiliates. Throughout the process, the Independent Trustees were afforded the opportunity to ask questions of and request additional materials from the Adviser and the Sub-Adviser.

In addition to the materials requested by the Independent Trustees in connection with their annual consideration of the continuation of the Advisory Agreements, the Board receives materials in advance of each regular quarterly meeting of the Board that provides information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of each Fund’s shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees consulted in executive sessions with such independent counsel regarding consideration of the renewal of the Advisory Agreements. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Board members may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Trustees, in connection with their approval of the continuation of the Advisory Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Advisory Agreements. The Board considered the nature, extent and quality of the services provided by the Advisers, as applicable, to the Funds and the resources dedicated to each Fund by the Advisers and their affiliates. The Board considered, among other things:

•	The Advisers’ investment experience;

•

The background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for each Fund;

•	The allocation of responsibilities among the Advisers;

•	The Adviser’s role in coordinating the activities of the Funds’ other service providers;

•	Information provided on a regular basis by the Trust’s Chief Compliance Officer regarding the effectiveness of the Advisers’ compliance policies and procedures;

•	The Advisers’ risk management processes;

•	The Advisers’ focus on monitoring the performance of the Funds and addressing performance matters;

•

The benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services; and

•	Its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board determined that the nature, extent and quality of the services provided to the Funds by the Advisers were extensive in nature and of high quality and supported the renewal of the Advisory Agreements.

Investment performance. The Board requested and received information about the performance of each Fund over various time periods, including information that compared the performance of each Fund to the performance of a relevant peer group of funds and its performance benchmark. When applicable, the Board considered the performance of each Fund compared to the performance of comparable funds or accounts managed by the Adviser and its affiliates. In addition, the Board reviewed data prepared by an independent third party which analyzed the performance of each Fund using a variety of performance metrics.

The Board considered the Advisers’ performance and reputation generally, the performance of the Aberdeen fund family generally, and the Advisers’ responsiveness to the Board’s concerns about performance and their willingness to take steps intended to improve performance from the time they commenced management of the Funds in 2013.

In addition to the foregoing, the Board considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2017. In each case, the Board noted that the Advisers assumed management of each Fund on May 22, 2013, and that the Funds’ performance for periods prior to that time reflects the performance of the Funds’ previous investment adviser.

2017 Annual Report	77

Supplemental Information (Unaudited) (continued)

Aberdeen Select International Equity Fund. The Board noted that the Select International Equity Fund had performance in the top quintile when compared to its peer group over the year-to-date, 1- and 2-year periods, in the fourth quintile for the 3-year period and in the fifth quintile for the 4-, 5- and 10-year periods. The Board noted that for the year-to-date the Select International Equity Fund had performance in the first quintile. The Board took note of the effect that tax reclaim payments received since December 1, 2016 had on the performance of the Select International Equity Fund, and considered that the Fund’s performance would have been lower without the tax reclaim payments. The Board noted that it will continue to closely monitor the Fund’s performance.

Aberdeen Select International Equity Fund II. The Board noted that the Select International Equity Fund II ranked in the top quintile for the year-to-date and 1-year periods, in the second quintile for the 2-year period, in the fifth quintile for the 3-year period, and in the fourth quintile for the 4- and 5-year periods. The Board took note of the effect that tax reclaim payments received since December 1, 2016 had on the performance of the Select International Equity Fund II, and considered that the Fund’s performance would have been lower without the tax reclaim payments. The Board noted that it will continue to closely monitor the Fund’s performance.

Aberdeen Global High Income Fund. The Board noted that the Fund’s performance versus its peer group was ranked in the fifth quintile for the 1-, 2-, 3-, 4-and 5- year periods, in the fourth quintile for the 10- year period, and in the second quintile for the year-to-date period. The Board noted changes made to the portfolio management team for the Global High Income Fund during 2016 and resulting changes to the investment process. The Board determined that it would continue to closely monitor the Fund’s performance.

Aberdeen Total Return Bond Fund. The Board noted that the Fund performed in the fifth quartile for the year-to-date period when compared to its peer group average, in the second quintile for the 1-year, 2-year and 10-year periods, in the third quintile for the 3- year period, in the fourth quintile for the 4-year period, and in the fifth quintile for the 5-year period. The Board noted changes made to the portfolio management team for the Total Return Bond Fund during 2016 and resulting changes to the investment process. The Board noted that it would continue to closely monitor the Fund’s performance.

Fees paid for advisory services and expenses. The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by the Adviser to separately managed accounts with similar investment strategies.

In comparing each Fund’s net management fee to that of comparable funds, the Board noted that the management fee included advisory fees, but not administration fees. In considering the fees charged to any comparable accounts, the Board considered, among other things, management’s discussion of the different services required to manage the different types of accounts. In evaluating each of the Fund’s advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Funds.

The Board also noted that the Adviser pays the sub-advisory fees for Select International Equity Fund and Select International Equity Fund II out of its advisory fee. The Board also considered that the Adviser had entered into expense limitation agreements with respect to the Aberdeen Global High Income Fund and the Aberdeen Total Return Bond Fund, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses to limit each such Fund’s total annual operating expenses for a period of time. Additionally, the Adviser has agreed to waive a portion of its management fees for each of the Funds at the annual rate of 0.005% of the respective Fund’s average daily net assets.

The Board also considered other benefits directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds, such as the engagement of affiliates of the Adviser to provide distribution services to the Funds.

In addition to the factors described above, the Board considered the specific factors set forth below with respect to each Fund’s fees and expenses. The Board considered the advisory fees, both contractual and after waivers and reimbursements, and also considered total expenses, both including Rule 12b-1 fees and excluding such fees.

Aberdeen Select International Equity Fund. The Board noted that the Fund’s contractual management fees and actual management fees are above the peer group median, ranking 11 of 13 funds. The Board also considered that the Fund’s total expenses, both including Rule 12b-1 fees and excluding such fees, ranked 9 of 13 funds in the peer group. The Board noted the continued decline in assets of the Select International Equity Fund, which resulted in fixed expenses being spread among lower assets.

Aberdeen Select International Equity Fund II. The Board considered that the Fund’s contractual management fees are above the peer group median, ranking 8 of 11 funds, and that the Fund’s actual management fees are also above the median, ranking of 9 of 11 funds. The Board noted that the Fund’s total expenses, both including Rule 12b-1 fees and excluding such fees, are above the median, ranking 8 of 11 funds in the peer group. The Board noted the continued decline in assets of the Select International Equity Fund II, which resulted in fixed expenses being spread among lower assets.

78	Annual Report 2017

Supplemental Information (Unaudited) (concluded)

Aberdeen Global High Income Fund. The Board considered that the Fund’s contractual management fees and actual management fees are slightly above the peer group median, ranking 6 of 10 funds. The Board noted that the Fund’s total expenses, both including Rule 12b-1 fees and excluding such fees, are slightly lower than the median, ranking 4 of 10 funds in the peer group.

Aberdeen Total Return Bond Fund. The Board considered that the Fund’s contractual management fees are below the peer group median, ranking 4 of 17 funds, and that the Fund’s actual management fees are below the peer group median, ranking 5 of 17 funds. The Board noted that the Fund’s total expenses, both including Rule 12b-1 fees and excluding such fees, are lower than the median, ranking 4 of 17 funds in the peer group.

The Independent Trustees asked for, and received, information about the fees paid by other funds and accounts managed by the Adviser. The Independent Trustees considered the nature of the other accounts, which included comingled and separately managed accounts. The Independent Trustees noted the differences in managing the Funds compared to other accounts managed by the Advisers, including, among other things, the complexity of managing the Funds in light of regulatory, tax and compliance considerations resulting from the Funds’ status as registered investment companies.

After reviewing these and related factors, and taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees and, as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Advisory Agreements.

Economies of Scale. The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted that the Global High Income Fund and the Total Return Bond Fund benefitted from an expense limitation agreement, and that the fees of Select International Equity Fund, Select International Equity Fund II and Global High Income Fund were subject to breakpoints. The Board considered the Adviser’s belief that the Total Return Bond Fund does not have breakpoints at this time because this Fund has a lower overall fee structure.

The Board also considered the potential effect of each Fund’s size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board took note of the decline in the Funds’ assets and the effect of such decline on the Funds’ expense ratios.

Profitability and costs. The Board examined the profitability of the Adviser and its affiliates on a Fund-by-Fund basis. The Board also considered information about the expense allocation methodology used to calculate profitability. When reviewing the Adviser’s profitability, the Board considered guidance from the Securities and Exchange Commission and the courts regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints, if any, and expense limitations, with respect to the Funds. The Board noted that over the past two years, the Advisor’s profitability attributable to the Funds declined as a result of the decline of the Funds’ assets. The Advisor provided assurances that the Advisor was committed to continuing to provide a high level of services to the Funds.

Other factors. The Board also considered other factors, which included, but were not limited to, the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds;

•

whether the Funds have operated in accordance with their investment objectives, the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Adviser. The Trustees also considered the compliance-related resources that the Adviser and its affiliates provide to the Funds;

•	the Adviser’s financial condition and its ability to continue to provide a high level of service under the Advisory Agreements;

•

the implications of a pending merger between the Advisers’ parent company and another publicly traded asset manager and insurance company, in particular the effect such transaction would have on the Advisers’ financial status, its compliance and risk infrastructure and its portfolio management teams; and

•

so-called “fallout benefits” to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*    *    *

Based on their evaluation of factors that they deemed to be material, including but not limited to those factors described above, the Independent Trustees concluded, in the exercise of their reasonable business judgment, that the advisory fee and, as applicable, sub-advisory fee structures, were reasonable in light of the nature and quality of the services provided, and recommended that renewal of the Advisory Agreements would be in the best interest of each Fund and its shareholders. Accordingly, the Board, with the Independent Trustees voting separately, approved the Advisory Agreements for an additional one-year period.

2017 Annual Report	79

Management of the Funds (Unaudited)

As of October 31, 2017

Board of Trustees and Officers of the Funds

Name, Address, and Age	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not Interested Persons (as Defined in the 1940 Act) of the Funds
Antoine Bernheim**** 64	Trustee of the Trust since November 2004; Chairman of the Fund Complex since December 2008.	President, Dome Capital Management, Inc., 1984–present (investment advisory firm); Chairman, Dome Securities Corp., 1995–2012 (broker/dealer); President, The U.S. Offshore Funds Directory, 1990–present (publishing).	4	None
Thomas Gibbons**** 70	Trustee of the Trust since November 2004.	President, Cornerstone Associates Management, 1987–present (consulting firm).	4	None
Robert S. Matthews**** 74	Trustee of the Trust since June 1992.	Managing Partner, Matthews & Co., 1990–present (certified public accounting firm).	4	None
Peter Wolfram**** 64	Trustee of the Trust since June 1992.	Partner, Kelley Drye & Warren LLP, 1983–present (law firm).	4	Friends of Atlantik-Bruecke e.V. Foundation, 2004–present.

*	Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders and until the election and qualification of his or her successor. The current retirement age is 75.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of four portfolios, Aberdeen Funds, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Income Credit Strategies Fund (as of December 1, 2017) and Aberdeen Japan Equity Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.

80	Annual Report 2017

Management of the Funds (Unaudited) (continued)

As of October 31, 2017

Name, Address, and Age	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustee who is an Interested Person (as Defined in the 1940 Act) of the Funds
Bev Hendry****† 64	Trustee of the Trust since February 2017	Currently, Chief Executive Officer–Americas and Director for Aberdeen Asset Management Inc. and Vice President of Aberdeen Fund Distributors LLC. He previously held the position of Co-Head of Americas since 2014. Mr. Hendry first joined Aberdeen at its headquarters in Scotland in 1987 where he set up Aberdeen’s mutual fund business. He moved to the United States in 1995 to establish Aberdeen’s business in the Americas based out of Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen in 2014 from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.	4	Aberdeen Asset Management Inc. (2014-present) (investment adviser)

*	Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders and until the election and qualification of his or her successor. The current retirement age is 75.
**	The Aberdeen Fund Complex consists of the Trust, which currently consists of four portfolios, Aberdeen Funds, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Income Credit Strategies Fund (as of December 1, 2017) and Aberdeen Japan Equity Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Hendry is considered to be an “interested person” of the Funds as defined in the 1940 Act because of his affiliation with the Adviser.

2017 Annual Report	81

Management of the Funds (Unaudited) (continued)

As of October 31, 2017

Officers of the Funds

Name, Address, and Age	Position(s) Held, Length of Time Served and Term of Office[1]	Principal Occupation During Past 5 Years
Bev Hendry* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 64	President and Chief Executive Officer Officer of the Trust since 2014	Currently, Chief Executive Officer–Americas and Director for Aberdeen Asset Management, Inc. and Vice President of Aberdeen Fund Distributors LLC. He previously held the position of Co-Head of Americas since 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.
Jeffrey Cotton* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 40	Chief Compliance Officer, Anti-Money Laundering and Identity Theft Officer and Vice President Officer of the Trust since 2013	Currently, Director, Vice President and Head of International Compliance and Head of Compliance–Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).
Andrea Melia* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 48	Chief Financial Officer and Treasurer Officer of the Trust since 2013	Currently, Vice President and Head of Fund Operations, Traditional Assets–Americas for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 43	Assistant Secretary and Vice President Officer of the Trust since 2013	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 46	Chief Legal Officer and Vice President Officer of the Trust since 2013	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

82	Annual Report 2017

Management of the Funds (Unaudited) (continued)

As of October 31, 2017

Name, Address, and Age	Position(s) Held, Length of Time Served and Term of Office[1]	Principal Occupation During Past 5 Years
Alan Goodson* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 43	Vice President Officer of the Trust since 2013	Currently, Head of Product–U.S., overseeing Product Management and Product Development for registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Stephen Docherty* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 47	Vice President Officer of the Trust since 2013	Currently, Head of Global Equities for Aberdeen Asset Managers Limited. Mr. Docherty joined Aberdeen Asset Managers Limited in 1994.
Steven Logan* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 49	Vice President Officer of the Trust since 2016	Currently, Head of Euro High Yield & Global Leverage Loans for Aberdeen Asset Managers Limited. Mr. Logan joined Aberdeen following the SWIP acquisition in April 2014. Mr. Logan joined SWIP in 2001 as an Investment Director and became Head of European High Yield in 2006
Jennifer Nichols* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 39	Vice President Officer of the Trust since 2013	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Lynn Chen Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 54	Vice President Officer of the Trust since 2016	Currently, Head of Total Return Bond for Aberdeen Asset Management Inc. Ms. Chen joined Aberdeen Asset Management Inc. in May 2013 following the acquisition of Artio Global Management. From 2002-2013, she held a role similar to a Senior Investment Manager with Artio Global Management’s Fixed Income Group.
Hugh Young* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 59	Vice President Officer of the Trust since 2013	Currently, Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”) and member of the Executive Management Committee and Director of Aberdeen Asset Management PLC (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Brian Link State Street Bank and Trust Company 100 Huntington, CHP0026 Boston, MA 02116 45	Secretary Officer of the Trust since 2014	Vice President and Managing Counsel, State Street Bank and Trust Company (since 2007).
Eric Olsen* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 47	Assistant Treasurer Officer of the Trust since 2016	Currently, Deputy Head of Fund Operations, Traditional Assets–Americas for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.

2017 Annual Report	83

Management of the Funds (Unaudited) (concluded)

As of October 31, 2017

Name, Address, and Age	Position(s) Held, Length of Time Served and Term of Office[1]	Principal Occupation During Past 5 Years
Brian O’Neill* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 49	Assistant Treasurer Officer of the Trust since 2013	Currently, Senior Fund Administration Manager–U.S. for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).
Joseph Andolina* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 39	Vice President–Compliance Officer of the Trust since 2017	Currently, Deputy Chief Risk Officer and Head of Conduct and Compliance-Americas and Vice President for Aberdeen Asset Management Inc. Mr. Andolina joined Aberdeen in 2012.
Andrew Kim* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 34	Assistant Secretary Officer of the Trust since 2017	Currently, Product Manager for Aberdeen Asset Management Inc. Mr. Kim joined Aberdeen Asset Management Inc. in 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Kim worked at Weil, Gotshal & Manges LLP as a patent litigation paralegal.
Stephen Varga* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 32	Assistant Secretary Officer of the Trust since 2017	Currently, Product Manager for Aberdeen Asset Management Inc. Mr. Varga joined Aberdeen Asset Management Inc. in 2011. Prior to joining Aberdeen Asset Management Inc., Mr. Varga was a Fund Accountant with SEI Investments.

[1]

Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

*	Mr. Hendry, Mr. Cotton, Ms. Melia, Mr. O’Neill, Ms. Kennedy, Ms. Sitar, Mr. Goodson, Mr. Young, Ms. Nichols, Mr. Logan, Mr. Andolina, Mr. Kim and Mr. Varga hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds, Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund (as of December 1, 2017), each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

84	Annual Report 2017

Management Information

Trustees

Antoine Bernheim, Chairman

Thomas Gibbons

Bev Hendry

Robert S. Matthews

Peter Wolfram

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President and Anti-Money Laundering and Identity Theft Officer

Andrea Melia, Treasurer and Chief Financial Officer

Brian Link, Secretary

Megan Kennedy, Assistant Secretary and Vice President

Lucia Sitar, Chief Legal Officer and Vice President

Joseph Andolina, Vice President – Compliance

Lynn Chen, Vice President

Alan Goodson, Vice President

Stephen Docherty, Vice President

Steven Logan, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Brian O’Neill, Assistant Treasurer

Eric Olsen, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Adviser

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Morrison & Foerster LLP

250 West 55th Street

New York, NY 10019-9601

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0377-AR

Item 2. Code of Ethics.

(a) As of October 31, 2017, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c) During the period covered by the report, no material changes were made to the provisions of the Code of Ethics.

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “audit committee financial expert” serving on its Audit Committee. Mr. Robert S. Matthews is the “audit committee financial expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2017	$140,500	$—	$34,300	$50,000	[2]
October 31, 2016	$147,085	$—	$33,000	$—

[1]	The Tax Fees are the aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations.

[2]	Fees include services related to pursuing Article 63 European Union Tax Reclaims related to prior years.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) None.

(c) None.

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2017 and October 31, 2016 were $722,000 and $733,286, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a) Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the

Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1) The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Investment Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Investment Funds

Date: January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry Principal Executive Officer of Aberdeen Investment Funds

Date: January 5, 2018

By:	/s/ Andrea Melia
Andrea Melia Principal Financial Officer of Aberdeen Investment Funds

Date: January 5, 2018